UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1.	Reports to Stockholders.

September 30, 2016

ANNUAL REPORT

SEI Institutional International Trust

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2016 (Unaudited)

To Our Shareholders:

The Funds’ fiscal year — October 1, 2015 through September 30, 2016 — was notable for several key themes: energy-sector volatility spread to other areas of the market; major central-bank policies diverged, with the Federal Reserve (“Fed”) commencing rate increases while the European Central Bank (“ECB”), Bank of Japan (“BOJ”), Bank of England (“BOE”) and People’s Bank of China (“PBOC”) deepened their commitments to monetary accommodation; and, as a result of the diverging policies, major developed-market sovereign-bond yields continued to fall, with some edging into negative-rate territory. A vote (“Brexit”) by U.K. citizens in favor of leaving the European Union (“EU”) took place during the final third of the reporting period, briefly upending global financial markets and presenting major questions about how the relationship will be dissolved.

Geopolitical events

Severe unrest continued in certain areas of the Middle East, driven by the sometimes-opposing and sometimes-overlapping interests of Islamic State, the Syrian regime, Syrian nationalists, Kurdish forces and the Iraqi military. Regional superpowers Iran, Saudi Arabia and Turkey also applied varying degrees of indirect influence. Broader involvement escalated at the beginning of the period, with Russia’s airpower commitment and a redoubled coalition of Western powers targeting Islamic State after a series of attacks by religious extremists across the globe. Iraqi forces, supported by U.S. air and ground resources, began to make notable progress in reversing Islamic State gains as the reporting period progressed; at the same time, incidences of terrorism appeared to increase in Africa, Asia, Europe, the Middle East and North America. The latest Syrian ceasefire, established in mid-September 2016 and backed by U.S. and Russia to allow for humanitarian aid, only held for a few days, resulting in deteriorating cooperation between the U.S. and Russia. While the conflict that originated in Syria and Iraq appears to have influenced destabilizing events elsewhere around the globe, and taken a terrible human toll, it has not had a significant impact on global markets or the economy at this point.

It will be interesting, however, to see the ultimate effects of the ensuing Syrian migrant crisis on the EU. Immigration served as one of the key points of contention leading up to Great Britain’s Brexit vote in late June. U.K. Prime Minister David Cameron tendered his resignation as a result, Theresa May was appointed to the office, and a litany of questions entered the public dialogue on topics ranging from when the government would commence the formal withdrawal process to how negotiations would fare regarding trade agreements, and whether the immigration goals espoused by the Leave campaign would come to pass.

Immigration-driven ballot-box uncertainty has also taken center stage in the U.S. presidential election, where the leading primary candidates of the two major political parties — Hillary Clinton (Democrat) and Donald Trump (Republican) — faced off in their first televised debate just before the end of the reporting period.

Despite the considerable aforementioned instability in the Middle East, the price of oil remained mostly insulated from regional developments. Oil-price weakness, which persisted for the first third of the reporting period, remained primarily attributable to oversupply. Energy-export-dependent Venezuela succumbed to the economically depressive effects of low oil prices during the fiscal year. Food shortages and a breakdown of the rule of law appeared to worsen over the course of the fiscal year, despite a rebound in the price of oil. Brazil’s prospects also paled, and then recovered partially during the period, as a corruption investigation centering on its lead state-run oil company enveloped a cross-section of political leaders — culminating in the impeachment of President Dilma Rousseff. The Organization of Petroleum Exporting Countries (“OPEC”) reached an agreement in the weeks leading up to the end of the reporting period on the need for production cuts and cooperation from non-OPEC producers to effect a balanced market.

Economic and market performance

U.S. economic growth began to decelerate in the third quarter of 2015 (prior to the start of the reporting period), continuing into the fourth-quarter as industrial production and manufacturing came under pressure from the effects of U.S. dollar strength, and slowing further still during the first quarter of 2016. The second quarter saw a pickup, albeit a disappointing one relative to the same period in 2015. The labor market improved during the fiscal year; the unemployment rate started and finished the period at 5.0%, falling as low as 4.7% in May 2016, while the labor force participation rate increased from 62.5% to 62.9%. Average hourly earnings and real personal incomes gained with relative steadiness, bouncing around a rough mean of about 0.2% per month over the reporting period. The Fed

SEI Institutional International Trust / Annual Report / September 30, 2016	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2016 (Unaudited)

raised its target interest rate in mid-December 2015 for the first time since 2006, leaving behind a near-zero rate that had been in place since late 2008.

Europe’s economic expansion continued along a steady, but modest, trajectory leading up to the reporting period and through the second quarter of 2016 (the latest available information), save for an uptick in the growth rate during the first quarter. The ECB’s introduction of a negative deposit rate and expansion of its asset-purchase program in early 2015 (prior to the start of the Funds’ fiscal year) was followed in March 2016 by a deeper foray into negative-rate territory and additional asset-purchase commitments. Despite concerns as the Brexit vote approached in late June 2016, second-quarter U.K. economic growth was the highest in some time, albeit by a small margin. Much of the U.K.’s economic data showed worsening conditions in the immediate aftermath of the vote, followed by a recovery. Sterling depreciated substantially in the vote’s immediate wake, and then again as the reporting period concluded. The BOE delivered a rate cut coupled with asset-purchase and term-funding programs at its early-August meeting.

In the Asia-Pacific region, Japan started the fiscal year with an economic contraction in the fourth quarter of 2015, followed by a convincing recovery in the first quarter of 2016 and slow growth in the second quarter. The yen began strengthening relative to the U.S. dollar in December 2015, and continued through late June 2016. The BOJ adopted a negative benchmark interest rate and expanded its asset-purchase program, while the government introduced a sizeable fiscal reform proposal focused on government spending. As the end of the period approached the BOJ announced its latest policy endeavor: keeping the 10-year Japanese government bond yield at 0% with a commitment to alter its bond-buying pace as needed to meet this goal. The BOJ also expressed its intention not only to achieve, but temporarily exceed, its target inflation level (currently 2%) to increase inflation expectations. China’s economic growth mostly held firm during the period; while the pace of growth was below that of recent years, it remained considerably higher than most other economies. The PBOC loosened its monetary-policy stance, reducing benchmark interest rates and bank-reserve requirements during the reporting period. The government’s decision to peg its currency (the renminbi) to a basket of currencies instead of just the U.S. dollar had significant global repercussions — especially given the implications for a potential rebalancing of global trade and uncertainty about potential future actions. The renminbi was set for addition to the International Monetary Fund’s special drawing rights (“SDR”) currency basket immediately following the end of the reporting period.

Market developments

Risk assets advanced from the start of the fiscal year following severe declines in summer 2015, when China moderately devalued its currency. As 2015 came to a close, the questionable health of U.S. energy companies (which was caused by a persistent multi-year oil-price decline) raised concerns among high-yield bond investors. This resulted in a selloff that likely discouraged investor risk appetite, keeping a lid on performance at year end. The beginning of 2016 was marked by a global flight to quality, benefitting safe-haven assets and driving risk assets to their low points for the period.

A trend reversal took place in mid-February, with risk assets rallying into April, followed by mixed performance until late June. The price of oil (and commodities in general) also advanced sharply from mid-February into June. The Brexit vote caused a major spike in global stock-market volatility, yields were driven downward to record levels on perceived safe-haven investments like developed-market government bonds, and the currencies at the center of the developments — sterling and the euro — weakened substantially relative to the U.S. dollar and yen. Most of the stock-market losses, however, were recovered within a week’s time. A general sideways trend defined the last few months of the period, barring a selloff in anticipation of the Fed’s September policy announcement, which was followed by a recovery.

The U.S. dollar ended the fiscal year 2.5% lower against a trade-weighted basket of major currencies, having been as much as 3.75% higher in late January, and 5% lower in early May. The dollar finished the reporting period about 0.8% higher versus a broad trade-weighted basket, however, with advances and declines that mirrored those against major currencies.

Second-quarter 2016 earnings declined for companies in the S&P 500 Index; although a large majority fared better than analysts’ late-quarter average estimates. The consumer discretionary sector delivered the highest year-over-year earnings growth for the second quarter, while the energy sector continued to lag with deep losses.

2	SEI Institutional International Trust / Annual Report / September 30, 2016

For the full reporting period, the MSCI All-Country World Index, a proxy for global equities, advanced 11.96% in U.S. dollar terms. The MSCI All-Country World ex USA Index rose by 9.26%, less than its U.S.-inclusive counterpart. Emerging-market equity returns were elevated in U.S. dollar terms amid a broad rebound, with the MSCI Emerging Markets Index increasing by 16.78%.

U.S. equity returns were strong; the S&P 500 Index returned 15.43% during the fiscal year. U.S. large caps (represented by the Russell 1000 Index) lagged small caps (represented by the Russell 2000 Index) by a bit, returning 14.93% and 15.47%, respectively. While U.S. large-cap performance trailed U.S. small caps and emerging markets over the one-year period, their outperformance relative to these equity markets as well as those in Europe, Japan and globally remained intact when annualized over three, five and ten years through the end of the reporting period.

Technology and materials were among the best-performing sectors in the U.S. and globally. Industrials rounded out the top three worldwide, while telecommunications matched technology’s top performance in the U.S. The poorest-performing sectors were identical both globally and within the U.S.: financials were universally the worst (the only global sector to produce a loss, and were positive in the U.S.), followed by healthcare and consumer discretionary.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Bond Index, advanced 8.83% in U.S. dollar terms during the fiscal year. Interest rates generally declined during the reporting period, as major central banks outside of the U.S. guided benchmark rates downward (into negative territory in some cases) and expanded their asset-purchase programs.

U.S. Treasurys generally performed well as the yield curve flattened (bond yields move inversely to prices) and rates fell across most maturities, with only the yields on Treasurys with maturities shorter than three years increasing during the full reporting period.

U.S. investment-grade corporate debt performed well, but was outpaced by the high-yield market. The BofA Merrill Lynch US High Yield Constrained Index increased by 12.82% during the full fiscal year. Mortgage- and asset-backed securities also delivered positive returns during the reporting period.

Emerging-market debt delivered strong returns universally. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, increased by 17.06% in U.S. dollar terms during the reporting period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), advanced by 16.20%.

A combination of subdued inflation and dollar strength began to ease during the reporting period, reducing headwinds to the performance of inflation-sensitive assets such as Treasury inflation-protected securities and commodities. The former outpaced comparable Treasurys over the full period, while the latter — which had dropped by almost 20% through mid-February, according to the TR/CC CRB Commodities Total Return Index — staged a steep recovery to end the fiscal year with a 3.6% decline.

Our view

There are many things over which investors can lose sleep, but as long as central banks pursue aggressively easy policies in a world mostly characterized by slow economic growth and mild inflation pressures, we expect any pullback in the price of riskier assets would be limited.

In general (and especially as it pertains to the U.S.), we continue to view equity-market corrections as buy-on-the-dip opportunities. One reason for maintaining this point of view is our belief that the U.S. economy is on fairly solid ground. It’s true that growth in overall business activity continues to disappoint, but household finances are in good shape as a result of expanding employment and incomes as well as the bull market in stocks, bonds and home values. There is little reason to expect a serious slowing in consumer spending.

We also expect the change in business inventories — the most volatile part of gross domestic product (“GDP”), which has slowed in recent quarters — to rebound in the quarters ahead, supporting a reacceleration in overall U.S. GDP into the 2.5%-to-3.0% range.

Our main concern for the U.S. is weakness in business investment, which has negative implications for productivity. Slowing labor productivity growth and an acceleration in labor compensation growth is a bad combination. Since

SEI Institutional International Trust / Annual Report / September 30, 2016	3

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2016 (Unaudited)

companies have been unable to raise prices sufficiently, the downward pressure on profit margins appears chronic. As this pressure intensifies, we expect companies will become more aggressive in their attempts to push through price increases.

This uptick in inflation, combined with the tightening labor market and slow-but-steady pace of economic growth, seems to have tipped the balance in favor of a hike in the federal funds rate, probably in December. At their latest meeting, Fed policymakers finally conceded that interest-rate normalization will take years to accomplish, leaving little room to cut rates aggressively in the event of a recession. Investors remain skeptical that the central bank will even achieve its stated objective of pushing its policy rate to the upside. As a result, risk assets should continue to be well supported. Although equity valuations remain elevated, they still appear reasonable relative to those of high-quality bonds.

With regard to the U.K., many observers have been surprised by the resiliency of its economy, although it is way too soon to sound the all-clear. The BOE has pre-emptively cut its base rate to the lowest level in the multi-century history of the central bank, and restarted its quantitative-easing program and previously successful funding-for-lending scheme. On the fiscal policy side, the new Chancellor of the Exchequer scrapped his predecessor’s austerity plans and is expected to introduce a new budget that abandons any notion of achieving a budgetary surplus by the end of the current parliament. In all, U.K. economic policy has shifted dramatically toward easing well before the negative effects of Brexit can be felt. However, while no one knows what a final Brexit agreement will look like, we suspect it will be nowhere near the position being pushed forward by various U.K. leaders. Given this uncertainty, we think investment is likely to slow in the months ahead.

Eurozone exports and imports are in decline. Household spending is growing faster than other areas of the economy, as is the case in the U.S. and the U.K., but Europe’s consumer rebound remains considerably less robust in comparison with these two countries. Although the labor market has certainly improved over the past three years, the country-by-country levels remain wildly disparate. This is especially so for the youth unemployment rate.

We’re concerned that it’s just a matter of time before another crisis tests the cohesion of the eurozone. ECB President Draghi knows he has a potential problem on his hands. He continues to reassure investors that the central bank has the will, the tools and the ability to improve the eurozone’s fortunes.

The Japanese economy still lacks momentum despite fiscal stimulus packages, structural reforms and extremely aggressive monetary-policy initiatives. Industrial output has trended lower over the past three years, hurt by the slowdown in global trade, and although the country’s merchandise trade balance has turned positive, this is merely the result of imports falling faster than exports.

On the positive side, housing construction is running near a cyclical high. The unemployment rate, which is structurally much lower than in other developed countries, dipped to 3.1%. Nominal wage increases remain stuck near zero, however, and inflation expectations have been nearly impossible to nudge to the upside. Our Asia-focused portfolio managers are heartened by improvements in corporate governance and the use of capital. Additionally, the latest fiscal-policy initiative is a significant one, with new spending amounting to ¥7.5 trillion. In the current fiscal year, stimulus is expected to reach 4.5% of GDP.

We think China’s economy will continue to reaccelerate in the near term. Although the country’s growth rate remains below trend, we are beginning to see an improving trajectory following two-and-a-half years of slowdown. The renminbi has depreciated steadily in the year to date, falling 7% against a basket of currencies and less than 3% against the greenback. While the depreciation of the renminbi has not reinvigorated exports, it appears to have stopped its two-year decline. Domestic economic growth in China has been relatively stable this year, with retail sales growing around 10% on a year-over-year basis and industrial output running at a 6% rate. Importantly, the country continues to evolve into a services-oriented economy, with that sector now accounting for more than half of GDP. Housing activity also has picked up. The question now becomes whether government economic policy flips back toward structural reform and economic rationalization and away from stimulus, given that business activity looks to be in a less fragile state than a year ago.

Before the global financial crisis, the U.S. and China were the primary growth engines of the world. Those engines are sputtering when compared to their pre-crisis performance. We think it’s possible that India eventually will become a third major engine of global growth. In the past year, its GDP growth was greater than China’s. While its

4	SEI Institutional International Trust / Annual Report / September 30, 2016

population is nearly as large, India is growing faster and is much younger. As India institutes economic, financial and legal reforms, it has the potential to grow rapidly for a long time.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

William T. Lawrence, CFA

Managing Director, Portfolio Management Team

SEI Institutional International Trust / Annual Report / September 30, 2016	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2016: Acadian Asset Management LLC, Blackcrane Capital, LLC, Causeway Capital Management LLC, Henderson Global Investors (North America) Inc., INTECH Investment Management LLC, Neuberger Berman Investment Advisers LLC, Tradewinds Global Investors LLC, NWQ Investment Management Company, LLC, and WCM Investment Management. For the year ended September 30, 2016, sub-adviser Tradewinds Global Investors LLC was terminated from the Fund. The Tradewinds investment team migrated to NWQ Investment Management Company, LLC, which was then added to the Fund during the year.

III. Return vs. Benchmark

For the year ended September 30, 2016, the Fund’s Class A shares underperformed the MSCI EAFE Index (the “Index”), returning 5.63% versus the Index return of 6.52%.

IV. Fund Attribution

At the sector level, the Fund benefited from allocation while stock selection detracted. Selection was negative in industrials, materials, utilities and consumer staples, but helped in consumer discretionary due to holdings in retail and automobiles. An underweight to consumer staples had a negative impact as the sector - despite elevated valuations - continued to perform relatively well throughout the reporting period. On the back of a commodity-market recovery, as noted in the shareholder letter, materials was the best-performing sector for the period, followed closely by information technology. Hence, an overweight to and selection within information technology helped. An underweight to the troubled banking sector, which continues to suffer from low yields that hurt profitability, also benefited results. From an absolute point of view, financials was the overall laggard. While an overweight to industrials was positive, selection within the sector was disappointing, so the sector detracted as a whole. Defensive sectors such as telecommunications and utilities lagged slightly. Within the Fund, selection in telecommunications added at the margin, while detracting slightly within utilities.

Regionally, the Fund was helped by selection, while country allocation detracted. The strongest results were achieved in Europe and the Middle East, led by France, and followed by the Netherlands, Italy and Germany, while selection detracted in Belgium and Portugal. The positives and negatives both mixed core and peripheral countries, so the result was due more to stock-specific outcomes rather than top-down calls. Selection in Japan also contributed, although an underweight to the country detracted. Supported by a strong yen, as the shareholder letter addressed, the country actually ended up outperforming the broader Index. An underweight to Pacific ex-Japan also hurt as the region posted the strongest overall results, driven by returns in New Zealand, Australia and Hong Kong. The U.K. was the weakest part of the benchmark; volatility spiked along with the surprising Brexit vote. The main culprits were an underweight to and selection within the materials sector, as well as poorly performing financial-sector holdings. As an asset class, emerging markets performed well during the period, outperforming its developed-markets peers. As a result, exposure to emerging markets in aggregate was positive. With regard to the Fund, the strongest contribution came from emerging Asia, particularly China, Taiwan and Korea, followed by emerging Europe and Africa, while the Fund’s holdings in Latin America detracted.

Manager performance was mixed. WCM Investment Management benefited from selection in emerging Asia, led by Taiwan, and followed by China, the U.K., Japan and Europe ex-U.K. Acadian Asset Management LLC’s quantitative model performed well in Europe and also added through holdings in emerging Asia. Neuberger Berman Management LLC had strong selection in Europe and Japan, with the most significant contributions from France and Switzerland, while the U.K. detracted. Henderson Global Investors (North America) was challenged within Europe and by holdings in Pacific ex-Japan, and via international holdings listed in the U.S. Japan was a bright spot, but could not overcome weakness in other parts of the portfolio. Causeway Capital Management LLC’s value-sensitive style was also not rewarded; its holdings in the U.K. performed poorly and its underweight to and selection within Pacific ex-Japan detracted as well. Selection in Korea contributed, but only partially mitigated overall results. Blackcrane Capital, LLC was primarily hurt by selection in emerging Asia. NWQ delivered strong results in Europe, but the U.K. was a detractor, as was an underweight to

6	SEI Institutional International Trust / Annual Report / September 30, 2016

Pacific ex-Japan. INTECH Investment Management LLC’s mathematical model produced benchmark-like results, with the U.K. detracting while Europe performed well.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class A	5.63%	0.98%	7.32%	-0.52%	3.24%
International Equity Fund, Class I	5.27%	0.68%	7.00%	-0.77%	2.98%
International Equity Fund, Class Y	5.77%	1.09%	7.39%	-0.48%	3.25%
MSCI EAFE Index	6.52%	0.47%	7.39%	1.82%	4.15%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A, Class I and Class Y, versus the MSCI EAFE Index

¹	For the year ended September 30, 2016. Past performance is no indication of future performance. Class A shares were offered beginning December 20, 1989. Class I shares were offered beginning January 4, 2002. The performance of Class I shares prior to January 4, 2002 is calculated using the performance of Class A shares adjusted for the higher expenses of the Class I shares. Returns for Class I shares are substantially similar to those of Class A shares and differ only to the extent that Class I shares have higher total annual fund operating expenses than Class A shares. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 derived from the performance of Class A shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2016	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Emerging Market Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the year ending September 30, 2016: Delaware Investment Fund Advisers, a series of Delaware Management Business Trust, J O Hambro Capital Management Limited, Kleinwort Benson Investors International Ltd, Lazard Asset Management LLC, Neuberger Berman Investment Advisers LLC, PanAgora Asset Management, Inc. and RWC Asset Advisors (US) LLC. For the year ended September 30, 2016, no manager changes were made.

III. Return vs. Benchmark

For the year ended September 30, 2016, the Fund’s Class A shares outperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning 20.66% versus the Index return of 17.21%.

IV. Fund Attribution

Emerging markets staged a broad comeback, as noted in the shareholder letter, and all sectors returned positive results during the Fund’s fiscal year. Information technology delivered the strongest performance followed by cyclical sectors energy and materials, while defensive sectors such as telecommunications and healthcare lagged. The Fund delivered strong overall stock selection, principally within information technology, followed by financials, consumer discretionary, energy, materials, real estate and telecommunications. Selection in utilities detracted, while consumer staples and healthcare produced benchmark-like results. Within information technology, our Chinese holdings in technology equipment and hardware, as well as software and services, performed strongly. Throughout the reporting period MSCI added numerous U.S.-listed American Depository Receipts (ADRs) to the benchmark, which boosted the performance of several of those stocks. Korea’s software and services stocks also performed strongly. A Russian internet stock that is listed in Europe also added to the sector’s positive results. While the financial sector overall performed slightly behind the benchmark, the Fund benefited from an underweight to the Chinese and Greek banking sectors; however, an underweight to the Indian financial sector and selection within financials detracted. Within consumer discretionary, the Fund benefited from numerous holdings in China, India and Korea. Stocks in Brazil performed strongly in absolute terms but still lagged the benchmark, and selection detracted. An overweight to the Brazilian consumer sectors, however, was positive. Utilities overall detracted, so an underweight to the Brazilian utilities sector was positive.

Regionally, the Fund’s outperformance came mainly from selection, while allocation had a minor positive impact. The strongest contribution came from emerging Asia, led by strong results in China, followed by the more developed markets of Korea and Taiwan. India also produced positive selection, although a country-level underweight mitigated the benefit. From an absolute point of view, Indonesia was a strong-performing country, but was a slight negative for the Fund’s results. Latin America experienced a strong turnaround, hence our overweight to the region was a positive. The Fund benefited from an overweight to Brazil, good selection in Brazil and Mexico, exposure to Peru and a position in frontier market Argentina. Our underweight to the Europe, Middle East and Africa (EMEA) region helped as it overall lagged other parts of the asset class. Overall, the Fund benefited from good selection in Russia and underweights to Poland, Greece and Qatar. Exposure to Saudi Arabia, on the other hand, detracted. Stocks related to emerging markets, but listed in Canada, also added to results.

Fund manager results were generally positive. Delaware Investment Fund Advisers, a series of Delaware Management Business Trust, added the most, attributable to strong selection across the emerging-markets universe and an overweight to Latin America. In emerging Asia, holdings in China and India outperformed their respective benchmark components, while Korea’s holdings slightly lagged. In Latin America, the strongest contribution came from an overweight to and selection within Brazil. Neuberger Berman Management LLC’s positive results can be explained primarily by strong results in China, Korea and Taiwan, while Latin America (particularly Brazil) detracted slightly. RWC Asset Advisors (US) LLC fared well primarily in China, Korea, Brazil and Argentina. The manager also benefited from Canadian listings related to emerging markets. EMEA detracted slightly, particularly via holdings in the Greek banking sector and exposure to Saudi Arabia. J O Hambro Capital Management Limited showed strength in selection within emerging Asia and EMEA, while some holdings in Brazil lagged. Lazard Asset Management

8	SEI Institutional International Trust / Annual Report / September 30, 2016

LLC’s strategy delivered good results in EMEA, in particular via Russian holdings, and Latin America. PanAgora Asset Management Inc.’s model added value in emerging Asia, but struggled in EMEA and Latin America. Kleinwort Benson Investors International Ltd lagged the benchmark slightly due to weakness in emerging Asia, which was partially offset by positive results out of Latin America.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class A	20.66%	-0.62%	2.97%	2.35%	4.12%
Emerging Markets Equity Fund, Class Y	20.95%	-0.46%	3.07%	2.40%	4.14%
MSCI Emerging Markets Index (Gross)	17.21%	-0.21%	3.39%	4.28%	5.77%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A and Class Y, versus the S&P 500 Index and the MSCI Emerging Markets Index (Gross)

¹	For the year ended September 30, 2016. Past performance is no indication of future performance. Class A shares were offered beginning January 17, 1995. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 derived from the performance of Class A shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2016	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the “Fund”) seeks to provide capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the year ending September 30, 2016: AllianceBernstein, L.P., FIL Investment Advisors and Wellington Management Company LLP. For the year ended September 30, 2016, no manager changes were made.

III. Return vs. Benchmark

For the year ended September 30, 2016, the Fund’s Class A shares underperformed the Bloomberg Barclays Global Aggregate ex-US Index, Hedged (the “Index”), returning 7.32% versus the Index return of 7.53%.

IV. Fund Attribution

During the Fund’s fiscal year, accommodative policies from global central banks continued to dominate market themes, as the shareholder letter addressed, with the European Central Bank (ECB) expanding its quantitative-easing (QE) program to include corporate bonds. Lower global-growth expectations after China reset its growth profile and the rise of nationalism and protectionism increasing political risks were some of the key market concerns.

From a performance perspective, the Fund’s overall short-duration positions in sovereign bonds detracted, as government yields ended the year lower in the flight-to-quality environment. However, the overweight allocation to credit, especially in investment-grade and high-yield corporates, helped, as the new policies of including corporate purchases in the ECB’s and Bank of England’s QE made credit spreads tighten significantly. From a currency perspective, an underweight to U.K. Sterling (GBP) added value amid the Brexit outcome, but an overweight to the Japanese yen (JPY) detracted as investors lost faith in the Bank of Japan’s efforts to boost the economy.

From the sub-adviser perspective, Wellington Management Company LLP underperformed while FIL Investment Advisors and AllianceBernstein, L.P.outperformed. In the case of Wellington Management Company LLP, exposure to interest-rate risk detracted.

AllianceBernstein, L.P.’s outperformance can be attributed to its exposure to interest-rate risk, which worked well in a period when government yields ended lower. FIL Investment Advisors’ outperformance can be attributed to its exposure to interest-rate risk and yield-curve positioning.

The Fund used financial futures, interest-rate swaps and over-the-counter options during the reporting period to hedge existing exposures and gain exposure to particular areas of the market. Financial futures, especially European and euro-denominated futures, added value. However, interest-rate swaps detracted value, particularly Euro and GBP-denominated swaps, although this was offset by JPY-denominated swaps. Over-the-counter options had minimal impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Fixed Income Fund, Class A†	7.32%	5.08%	4.45%	3.84%	4.52%
International Fixed Income Fund, Class Y†	N/A	N/A	N/A	N/A	6.79%*
Bloomberg Barclays Global Aggregate ex-U.S. Index, Hedged	7.53%	5.78%	5.04%	4.68%	5.94%

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class A versus the Bloomberg Barclays Global Aggregate ex-US Index, Hedged

¹	For the year ended September 30, 2016. Past performance is no indication of future performance. Class A shares were offered beginning September 1,

10	SEI Institutional International Trust / Annual Report / September 30, 2016

1993. Class Y shares were offered beginning October 30, 2015 and therefore do not have performance history for a full year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
†	The graph is based on only Class A shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares.
*	Cumulative inception to date as of October 30, 2015.

N/A — Not Available

SEI Institutional International Trust / Annual Report / September 30, 2016	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers during the year ending September 30, 2016: Investec Asset Management Ltd., Neuberger Berman Investment Advisers LLC and Stone Harbor Investment Partners LP. For the year ended September 30, 2016, no manager changes were made.

III. Return vs. Benchmark

For the year ended September 30, 2016, the Fund’s Class A shares underperformed a hybrid of 50% J.P. Morgan EMBI Global Diversified Index and 50% J.P. Morgan GBI-EM Global Diversified (the “Index”), returning 16.40% versus the Index return of 16.75%.

IV. Fund Attribution

The year ended September 30, 2016 is a tale of two markets. The fourth quarter of 2015 was a continuation of several macro themes that had persisted throughout the prior year. Commodity prices (namely oil) continued to fall over the quarter, as the shareholder letter addressed, with Brent crude-oil prices beginning near $49 and ending the quarter near $37. This had a negative effect on emerging markets, as many rely on commodities and energy exports for revenues (Russia, Mexico, Brazil, and Venezuela, among others). The threat of a U.S. interest-rate hike which was finally realized at the Federal Reserve’s (Fed) December meeting also hurt emerging markets, as higher rates in the U.S. ignited a flight to safety for investors seeking better-yielding investments without the risks of emerging-market countries. Finally, all of these factors converged to weaken a majority of emerging-market currencies versus the U.S. dollar.

With the New Year came a change of the tide for emerging-markets debt. Brent crude-oil prices bottomed out around $28 in mid-January before climbing back over the next eight months to end the period back near $49. Other commodity prices also rose over this period, lifting emerging markets along with them. The threat of further U.S. interest-rate hikes appeared several times in the first three quarters of 2016, but each instance passed with the Fed holding rates steady. This boosted emerging markets; with some developed-market countries’ interest rates having negative yields on bonds with maturities of 10 or more years, investors flowed back into emerging markets in a search for yield. In fact, the third quarter of 2016 alone saw $26 billion of inflows to hard-currency emerging-market debt, nearly tripling the total year-to-date inflows. One final macroeconomic event came when Great Britain surprised the world with its decision to leave the European Union. This affected countries across the emerging-market landscape, especially local-currency emerging-market debt, but did not have as large an impact as was originally expected. Overall, the macroeconomic landscape (most importantly, the rebound in oil prices and lack of further U.S. rate hikes) led to a majority of currencies strengthening over the first three quarters of 2016. Toward the end of the third quarter, the U.S. election began creeping into the picture. The increasing chances of a Donald Trump presidency hurt emerging-market countries due to Trump’s isolationist views (such as his desire to “kill” NAFTA, among other trade deals) which would adversely affect U.S. trading partners.

For the entire 12-month period ending September 30, 2016, both halves of the index performed well, especially compared to the previous year. The external-debt portion of the benchmark was up over 16% and the local-debt portion was up over 17%. In the external-debt portion, Venezuela was up almost 79%, Argentina advanced 35.5% and Brazil and Indonesia each rose 22.5%; only Belize had a negative return over the period, but it is the smallest-weighted country in the hard-currency index, representing only 0.07% of the total. In the local portion, Brazil was the top performer, returning almost 56.5%, with Indonesia advancing 42%, Russia increasing 26.5% and Colombia rising 22.25%. Only Mexico was down by 7% in the index as its currency, the peso, suffered as a result of investors using it as a proxy for emerging-market risk as a whole due to its relative liquidity to other emerging-market currencies, as well as the increasing possibility of a Trump presidency in the U.S. as the third quarter came to a close. In terms of currencies, Brazil’s real strengthened more than 21% relative to the U.S. dollar and Indonesia’s rupiah strengthened more than 13%, while the Mexican peso weakened 12.5%.

There were several idiosyncratic single-country stories that also affected markets over the period. In November 2015, Argentina elected Mauricio Macri, a conservative businessman who campaigned with the promise of reaching a deal with “holdout” creditors that had been

12	SEI Institutional International Trust / Annual Report / September 30, 2016

preventing the country from accessing global markets for 15 years. Macri kept his promise, reaching a deal with the holdouts and getting the country’s congress to approve the deal in March 2016. Argentina re-entered global markets in April 2016 with a $16.5 billion issuance (an emerging-market record at the time) that was almost three times oversubscribed.

Another big story at the beginning of 2016 was the scandal involving Petrobras, Brazil’s state-owned oil company, in which government officials allegedly received kickbacks for awarding contracts. As noted in the shareholder letter, this scandal reached the top of Brazil’s government, leading to the impeachment and eventual conviction and ejection of Brazilian president Dilma Rousseff in August. This news was well received, however, as new president Michel Temer is expected to bring a more fiscally conservative approach to the government, which should help to rein in the country’s fundamentals.

South Africa also experienced controversy in 2016 when President Jacob Zuma was accused of improperly using state funds, which deepened when he fired his well-liked finance minister and appointed a minister that was seen as under Zuma’s control. After markets reacted negatively to the newly installed finance minister, Zuma booted him and reinstated a man who had held the post during Zuma’s first five years as president, effectively giving South Africa three different finance ministers in the span on a single week.

Colombia had positive news in the third quarter when its government neared an agreement to end a decades-long war with the Revolutionary Armed Forces of Colombia (FARC) guerilla rebels. The deal was finalized in September, boosting the country’s outlook at the end of the reporting period, but was rejected by popular vote in the fourth quarter.

Turkey faced a setback when the Erdogan government thwarted a coup attempt near the end of July. In addition to the failed coup’s resulting political instability, Turkey’s debt was downgraded to “junk” status by Moody’s in September, citing external funding requirements and weakening credit fundamentals.

Finally, Indonesia had several positive headlines throughout the period. On top of benefiting from the rebound in oil prices, the country’s central bank cut interest rates three times throughout the quarter. A fourth cut was expected in the third quarter but the central bank held rates steady, which strengthened the country’s currency.

The top contributors to the Fund over the period were overweights to and selection within Indonesian local-currency debt, an overweight to Argentinian external debt (two of our three managers participated in the country’s bond sale in April), an overweight to Russian local debt and selection within Brazilian local debt and an overweight to Brazil’s external debt.

The top detractors to the Fund over the period were selection in external Turkish debt, selection in Colombia’s local and external debt and an underweight to South African local debt, combined with selection in the country’s external debt.

Neuberger Berman Investment Advisers LLC was the top-contributing manager, due primarily to positioning in Brazil, Indonesia and Argentina, which was partially offset by exposures to Colombia, Turkey and Venezuela. Stone Harbor Investment Partners LP also contributed on the merits of positioning in Venezuela, Indonesia and Russia, despite being held back in part by Mexican, South African and Polish exposures. Investec Asset Management Ltd. detracted due to positioning in Brazil, Mexico and South Africa, which was partially mitigated by exposures in Poland, Indonesia and Thailand.

Currency forwards and swap contracts were used in the Fund for the one-year period ending September 30, 2016 as a way to either hedge particular positions or gain exposure to additional areas of the market. Foreign-exchange (FX) hedges on local-currency bonds generally contributed to performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	16.40%	0.92%	2.92%	5.30%	8.30%
Emerging Markets Debt Fund, Class Y	16.72%	1.07%	3.01%	5.35%	8.32%
J.P. Morgan EMBI Global Diversified Index	16.20%	8.19%	7.75%	7.73%	8.97%
J.P. Morgan GBI-EM Global Diversified Index	17.06%	-2.58%	0.06%	5.52%	N/A
50/50 Hybrid of the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan GBI-EM Global Diversified Index	16.75%	2.75%	3.91%	6.70%	N/A

SEI Institutional International Trust / Annual Report / September 30, 2016	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2016 (Unaudited)

Emerging Markets Debt Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class A and Class Y, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan GBI-EM Global Diversified Index

¹	For the year ended September 30, 2016. Past performance is no indication of future performance. Class A shares were offered beginning June 26, 1997. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 derived from the performance of Class A shares. Returns for Class Y shares are substantially similar to those of Class A shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class A shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not Available.

14	SEI Institutional International Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

International Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.2%
Argentina — 0.0%
Ternium ADR	23,969	$470

Australia — 2.1%
AGL Energy	47,298	693
Alumina	147,971	167
APA Group	22,405	147
Aristocrat Leisure	300,106	3,662
Australian Stock Exchange	16,515	613
BlueScope Steel	77,109	462
Brambles	179,103	1,656
Caltex Australia	20,574	545
Challenger	74,453	587
CIMIC Group	16,152	357
Cochlear	20,821	2,260
Commonwealth Bank of Australia	84,555	4,735
CSL	171,746	14,127
CSR	263,582	737
Dexus Property Group ‡	83,487	586
Domino’s Pizza Enterprises	8,959	487
Downer EDI	267,999	1,117
Fortescue Metals Group	229,826	883
Insurance Australia Group	1,219,170	5,139
Macquarie Group	19,229	1,220
Mineral Resources	31,183	267
Newcrest Mining	181,103	3,062
Northern Star Resources	302,396	1,075
OZ Minerals	295,659	1,389
Qantas Airways	1,652,590	3,972
Ramsay Health Care	10,063	614
REA Group	6,419	279
Scentre Group ‡	216,787	784
Seek	51,921	623
South32	1,919,311	3,540
Star Entertainment Grp	154,008	714
TPG Telecom	44,293	295
Transurban Group	151,827	1,326

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Treasury Wine Estates	106,696	$909
Vicinity Centres ‡	154,042	375
Vocus Communications	72,572	348

		59,752

Austria — 0.3%
ANDRITZ	80,595	4,398
BUWOG *(A)	5,363	145
Lenzing	1,104	130
OMV (A)	90,699	2,617

		7,290

Belgium — 1.8%
Ageas	355,833	13,012
AGFA-Gevaert *	70,231	222
Anheuser-Busch InBev	8,756	1,148
Barco	2,100	164
Bekaert	19,586	895
Colruyt (A)	30,008	1,665
Groupe Bruxelles Lambert	92,721	8,234
KBC Group	255,012	14,908
Ontex Group	345,000	10,949
Umicore (A)	15,059	945

		52,142

Brazil — 0.4%
Ambev ADR	716,864	4,365
Cia Energetica de Minas Gerais ADR (A)	237,782	616
Embraer *	1,271,600	5,511

		10,492

Canada — 2.9%
Agrium	61,134	5,544
Alacer Gold *	131,900	329
Alimentation Couche-Tard, Cl B	110,900	5,365
Cameco (A)	526,948	4,511
Canadian Imperial Bank of Commerce (A)	71,200	5,511
Canadian Natural Resources	249,716	8,001
Canadian Pacific Railway	69,623	10,632
Centerra Gold	59,400	325
CGI Group, Cl A *	16,000	761
Cogeco Communications	18,940	933
Constellation Software	16,200	7,290
Encana	458,100	4,779
Enerflex	21,000	225
Entertainment One	106,941	315
Gildan Activewear	396,000	11,040
High Liner Foods	9,000	178
Home Capital Group, Cl B (A)	119,900	2,463
Linamar	21,100	880
Lucara Diamond	63,300	188
Magna International, Cl A	89,100	3,818
Manulife Financial	104,500	1,472
Peyto Exploration & Development (A)	62,900	1,762
Rogers Sugar	30,600	156

SEI Institutional International Trust / Annual Report / September 30, 2016	15

SCHEDULE OF INVESTMENTS

September 30, 2016

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Royal Bank of Canada (A)	96,200	$5,948
Suncor Energy	61,792	1,712
Toronto-Dominion Bank	11,100	492
Yamana Gold (A)	132,200	568

		85,198

China — 1.2%
Alibaba Group Holding ADR *	51,100	5,406
Baidu ADR *	78,900	14,366
Ctrip.com International ADR *(A)	136,124	6,339
STMicroelectronics	47,470	388
Tencent Holdings	336,000	9,306

		35,805

Denmark — 2.2%
Chr Hansen Holding	108,800	6,497
Coloplast, Cl B	105,057	8,192
DSV	4,851	243
Genmab *	9,015	1,554
H Lundbeck *	16,273	537
ISS (A)	294,392	12,281
Nets *(B)	154,700	3,451
Novo Nordisk ADR	188,439	7,837
Novozymes, Cl B	161,567	7,158
Pandora	43,604	5,314
Scandinavian Tobacco Group (A)(B)	282,956	4,826
Vestas Wind Systems	67,271	5,589
William Demant Holding *(A)	19,665	402

		63,881

Finland — 0.8%
Cargotec, Cl B (A)	12,793	587
Elisa, Cl A (A)	22,619	836
Fortum	70,275	1,137
Kone, Cl B	11,751	598
Metso (A)	9,601	280
Neste	185,231	7,910
Orion, Cl B	61,183	2,414
Sampo, Cl A (A)	29,975	1,336
Stora Enso, Cl R (A)	420,845	3,744
UPM-Kymmene	176,967	3,742

		22,584

France — 9.1%
ABC arbitrage (A)	16,852	121
Air Liquide (A)	29,500	3,167
Arkema	57,272	5,306
Atos	29,616	3,197
BNP Paribas	305,784	15,744
Boiron	1,900	193
Bureau Veritas	5,924	127
Capgemini	3,296	323
Carrefour	390,922	10,151
Christian Dior	10,029	1,800
Cie de St.-Gobain	3,428	148

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CNP Assurances	19,539	$328
Dassault Systemes	9,285	806
Edenred	5,387	126
Eiffage	4,116	320
Elior Group (A)(B)	127,300	2,916
Engie (A)	762,129	11,824
Essilor International	68,254	8,808
Euler Hermes Group (A)	13,620	1,161
Eurazeo	1,943	113
Eurofins Scientific	23,266	10,585
Fonciere Des Regions ‡	2,767	258
Gecina ‡	3,803	599
Hermes International	14,012	5,710
Ipsen (A)	30,854	2,169
IPSOS	104,695	3,420
Legrand	120,767	7,129
L’Oreal	4,919	928
LVMH Moet Hennessy Louis Vuitton	38,927	6,645
Nexans *	9,391	540
Nexity *	11,399	603
Nokia	2,157,255	12,483
Orange	795,893	12,464
Orpea	48,255	4,281
Pernod Ricard (A)	39,450	4,672
Peugeot *	240,989	3,687
Publicis Groupe (A)	151,688	11,484
Remy Cointreau (A)	3,259	278
Renault	8,488	698
Rexel	77,897	1,195
Sanofi (A)	277,062	21,098
Schneider Electric	297,148	20,760
SCOR	11,804	367
Societe BIC	722	107
Sodexo	36,172	4,310
SPIE (A)	183,020	3,644
Technicolor	98,632	673
Technip (A)	8,357	514
Thales	109,096	10,056
Total (A)	703,782	33,368
UBISOFT Entertainment *(A)	6,237	236
Valeo	158,035	9,223
Veolia Environnement	25,474	587
Vetoquinol	569	28
Vinci	17,378	1,331
Zodiac Aerospace	2,636	64

		262,873

Germany — 5.8%
Adidas	57,163	9,933
Allianz	45,355	6,752
AURELIUS Equity Opportunities & KGaA	11,818	748
BASF	98,920	8,468
Brenntag	62,857	3,439

16	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Continental	34,392	$7,248
Deutsche Boerse	102,697	8,031
Deutsche EuroShop	3,766	175
Deutsche Lufthansa (A)	303,231	3,384
Deutsche Telekom	34,216	575
Deutsche Wohnen	46,576	1,698
Evonik Industries	132,982	4,507
Fresenius	17,951	1,439
Fresenius Medical Care	7,458	653
GEA Group	56,551	3,149
Gerresheimer	50,899	4,331
Hannover Rueck	47,113	5,053
HeidelbergCement	10,875	1,031
Henkel	4,200	490
Hochtief	52,812	7,458
Indus Holding	47,670	2,721
Infineon Technologies	63,691	1,139
Kloeckner *	76,510	932
Koenig & Bauer *	7,283	342
Linde	53,000	9,019
Merck	51,484	5,571
Muenchener Rueckversicherungs	10,260	1,917
OSRAM Licht	46,102	2,712
ProSiebenSat.1 Media	19,286	827
QIAGEN *	5,881	162
SAP	435,764	39,858
SAP ADR (A)	83,500	7,633
Siemens	92,647	10,871
Software	7,695	327
STADA Arzneimittel	7,027	391
Suedzucker	26,401	735
Symrise	18,451	1,355
ThyssenKrupp	18,812	450
TUI	149,589	2,132
Vonovia	21,748	825

		168,481

Hong Kong — 2.4%
AIA Group	2,396,093	16,132
Bank of East Asia	69,000	282
Chaoda Modern Agriculture *	2,440,000	64
Cheung Kong Infrastructure Holdings	94,000	812
China Merchants Holdings International	1,433,338	3,849
China Mobile	1,268,740	15,515
CLP Holdings	114,500	1,188
CNOOC	9,184,000	11,597
Henderson Land Development	808,938	4,843
HK Electric Investments & HK Electric Investments (B)	399,500	392
HKT Trust & HKT	375,000	529
Hysan Development	63,000	297
IMAX China Holding *(A)(B)	1,123,558	5,505
Link ‡	75,000	553

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MTR	177,000	$979
New World Development	309,000	406
Power Assets Holdings	49,000	480
Samsonite International	1,136,100	3,666
Techtronic Industries	125,000	492
Wharf Holdings	21,000	154
Wheelock	54,000	321
Yue Yuen Industrial Holdings	34,000	141

		68,197

India — 0.2%
HDFC Bank ADR	91,183	6,555
Tata Motors ADR	7,544	302

		6,857

Indonesia — 0.1%
Telekomunikasi Indonesia Persero	4,560,300	1,513

Ireland — 0.3%
CRH (A)	35,337	1,182
Experian	436,527	8,771
Paddy Power Betfair	812	92

		10,045

Israel — 1.3%
Bank Hapoalim	120,797	685
Bezeq Israeli Telecommunication	2,552,639	4,809
Check Point Software Technologies *(A)	89,000	6,907
Frutarom Industries	51,193	2,696
Teva Pharmaceutical Industries ADR	522,138	24,024

		39,121

Italy — 1.2%
Atlantia	44,587	1,132
Azimut Holding	187,685	2,768
Brembo	125,350	7,488
DiaSorin	7,443	479
Enel	152,537	681
EXOR	75,024	3,043
Fiat Chrysler Automobiles *(A)	98,905	628
Prysmian	48,864	1,282
Recordati	105,450	3,392
Saras (A)	692,920	1,106
Tenaris (A)	804,809	11,436
Terna Rete Elettrica Nazionale	142,172	734

		34,169

Japan — 17.9%
77 Bank	161,000	659
Adastria	45,400	1,045
Air Water	8,000	151
Aisin Seiki	3,100	142
Alfresa Holdings	27,600	586
Amada Holdings	47,800	498
Arcland Sakamoto	33,400	376
Asahi Breweries	103,400	3,770

SEI Institutional International Trust / Annual Report / September 30, 2016	17

SCHEDULE OF INVESTMENTS

September 30, 2016

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Asahi Glass	556,000	$3,608
ASKUL	62,145	2,368
Astellas Pharma	27,200	426
Bandai Namco Holdings	7,900	242
Calsonic Kansei	75,000	696
Canon Marketing Japan	90,800	1,690
Central Japan Railway	19,200	3,292
Coca-Cola West	12,800	359
CyberAgent	18,000	538
CYBERDYNE *(A)	15,900	247
Dai Nippon Printing	761,000	7,471
Daiichi Sankyo	236,600	5,696
Daikin Industries	63,700	5,970
Daikyo	751,000	1,363
Daito Trust Construction	39,500	6,339
Daiwa House Industry	172,900	4,756
Don Quijote Holdings	57,296	2,103
East Japan Railway	176,300	15,969
Fuji Film Holdings	529,271	19,627
Fuji Heavy Industries	26,412	991
Fujitsu	641,000	3,451
Fujitsu General	147,000	3,192
Furukawa Electric	83,200	2,267
Geo Holdings	20,000	259
Hamamatsu Photonics	9,700	298
Hino Motors *	11,900	127
Hirose Electric	1,200	158
Hisamitsu Pharmaceutical	9,200	497
Hitachi	3,125,000	14,626
Hitachi High-Technologies	9,800	392
Hoshizaki	7,500	684
Idemitsu Kosan	1,200	25
IHI	109,000	317
Iida Group Holdings	20,400	411
Isuzu Motors	22,700	267
Itochu	57,900	730
Japan Airlines	458,200	13,468
Japan Exchange Group	15,900	249
Japan Prime Realty Investment, Cl A ‡	108	488
Japan Real Estate Investment, Cl A ‡	73	436
Japan Retail Fund Investment, Cl A ‡	186	460
Japan Tobacco	526,744	21,600
JGC	8,900	155
Kakaku.com	16,800	305
Kaneka	13,000	103
Kansai Paint	291,900	6,410
Kao	100,431	5,686
KDDI	655,900	20,262
Keyence	24,300	17,848
Kikkoman	23,000	738
Koito Manufacturing *	205,610	10,001
Komatsu	467,800	10,701

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Konami Holdings	63,900	$2,471
Kose	1,300	134
Kuraray	11,000	163
Kyowa Hakko Kirin	11,500	182
M3 *	16,900	579
Mabuchi Motor	185,500	10,271
Maeda Road Construction	36,000	645
Makita	15,500	1,105
Marui Group	33,000	437
Maruichi Steel Tube	8,900	308
McDonald’s Holdings Japan (A)	5,200	153
Medipal Holdings	7,100	123
MEIJI Holdings	16,400	1,632
Miraca Holdings	76,500	3,822
Mitsubishi Chemical Holdings	26,200	164
Mitsubishi Electric	16,000	205
Mitsubishi Gas Chemical	11,500	165
Mitsui Chemicals	118,000	561
Mixi *	64,900	2,351
Mochida Pharmaceutical	3,300	259
MS&AD Insurance Group Holdings	436,800	12,180
Nabtesco	93,100	2,639
Nagoya Railroad	87,000	474
NGK Insulators	3,000	62
Nichi-iko Pharmaceutical	18,800	361
Nidec	7,700	710
Nikon (A)	390,000	5,824
Nippo	28,000	533
Nippon Building Fund, Cl A ‡	149	946
Nippon Electric Glass	30,000	156
Nippon Paint Holdings	26,200	877
Nippon Prologis ‡	123	311
Nippon Telegraph & Telephone	104,300	4,769
Nippon Telegraph & Telephone ADR	291,338	13,346
Nisshin Seifun Group	33,600	513
Nitori Holdings	10,500	1,261
Nomura Real Estate Master Fund ‡	410	684
NTT Data	37,200	1,858
NTT DOCOMO	448,494	11,415
Obayashi	45,600	453
Obic	4,700	250
Odakyu Electric Railway	5,000	111
Oenon Holdings	44,000	101
Oji Holdings	33,000	131
Ono Pharmaceutical	56,700	1,581
Oracle Japan *	3,600	203
Otsuka Holdings	115,500	5,273
Panasonic	1,761,500	17,640
Park24	13,500	440
Pigeon	224,664	6,816
Pioneer *	101,900	222
Pola Orbis Holdings	1,500	135

18	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Rinnai	4,300	$400
Rohm	121,500	6,463
Ryohin Keikaku	600	122
Saizeriya	33,400	761
Santen Pharmaceutical	303,900	4,492
Secom	6,900	515
Sekisui Chemical	57,500	827
Sekisui House	425,400	7,263
Seven & I Holdings	180,200	8,514
Shimadzu	16,000	244
Shimamura	1,300	158
Shimano	5,500	817
Shionogi	113,000	5,801
Showa Shell Sekiyu	19,900	185
SMC	22,700	6,560
Sohgo Security Services	6,400	343
Sony	23,900	788
Stanley Electric	6,400	173
Start Today	25,200	435
Sumitomo Chemical	415,000	1,847
Sumitomo Dainippon Pharma	23,600	458
Sumitomo Mitsui Financial Group	456,100	15,367
Sumitomo Mitsui Trust Holdings	290,822	9,487
Sundrug	58,400	4,903
Suntory Beverage & Food	4,300	186
Suruga Bank	24,900	597
Sysmex	95,600	7,113
Taiheiyo Cement	181,000	522
Taisei	63,000	473
Taisho Pharmaceutical Holdings	5,700	584
Teijin	124,000	2,411
Temp Holdings	423,222	7,448
Terumo	31,600	1,216
THK *	19,000	374
TIS	46,400	1,206
Tochigi Bank	65,000	265
Toho Gas	63,000	590
Tokio Marine Holdings	318,200	12,195
Tokyo Electric Power Holdings *	400,300	1,732
Tokyo Electron	15,500	1,375
Toppan Printing	82,000	741
Topre	81,200	1,705
Toridoll.corp	20,800	480
Tosoh	57,000	352
TOTO (A)	19,700	744
Toyo Seikan Group Holdings	25,900	457
Toyota Motor *	107,600	6,202
Toyota Motor ADR (A)	111,433	12,933
Trend Micro *	15,600	544
Tsuruha Holdings	98,352	11,391
Ube Industries	1,875,000	3,594
United Urban Investment ‡	161	293

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wacoal Holdings	689,704	$7,792
Warabeya Nichiyo	13,300	279
West Japan Railway	5,400	335
Yamada Denki	22,500	112
Yamaha	26,200	848
Yamazaki Baking	389,100	9,575
Yaskawa Electric	26,100	390
Yokogawa Electric	22,400	299
Zenkoku Hosho	13,100	544

		520,414

Jordan — 0.0%
Hikma Pharmaceuticals (A)	33,494	878

Luxembourg — 0.1%
APERAM (A)	61,933	2,804

Malaysia — 0.0%
Tenaga Nasional	322,500	1,115

Malta — 0.0%
BGP Holdings *	198,683	–

Mexico — 0.2%
Cemex ADR *	373,804	2,968
Wal-Mart de Mexico	1,390,000	3,049

		6,017

Netherlands — 7.2%
AerCap Holdings *	101,800	3,918
Akzo Nobel	354,702	24,075
ArcelorMittal *(A)	854,015	5,223
ASML Holding	182,051	20,006
Delta Lloyd (A)	122,711	566
Heineken	13,999	1,233
Heineken Holding	40,772	3,277
ING Groep	1,345,105	16,613
James Hardie Industries	54,114	850
Koninklijke Ahold Delhaize	876,443	19,984
Koninklijke DSM	225,090	15,249
Koninklijke KPN	132,407	440
Koninklijke Philips	185,606	5,505
NN Group	22,623	695
NXP Semiconductors *	46,800	4,774
PostNL *	946,783	4,310
Refresco Group (A)(B)	304,411	5,063
RELX	557,812	10,033
Royal Dutch Shell, Cl A (A)	401,438	10,028
Royal Dutch Shell, Cl B	1,142,171	29,698
Royal Dutch Shell ADR, Cl B (A)	198,852	10,505
Unilever	170,048	7,854
Wolters Kluwer	242,788	10,421

		210,320

New Zealand — 0.1%
Air New Zealand	193,571	263

SEI Institutional International Trust / Annual Report / September 30, 2016	19

SCHEDULE OF INVESTMENTS

September 30, 2016

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fisher & Paykel Healthcare	31,502	$230
Fletcher Building	23,521	184
Meridian Energy	206,328	391
Ryman Healthcare	28,854	202
Spark New Zealand	73,974	195

		1,465

Norway — 1.4%
Aker Solutions *	803,083	3,756
Ementor *(A)	110,406	1,121
Gjensidige Forsikring	228,140	4,260
Grieg Seafood	712,129	5,694
Marine Harvest (A)	233,857	4,179
Norsk Hydro (A)	167,008	720
Norwegian Air Shuttle *(A)	74,578	2,734
Norwegian Finans Holding *(A)	267,730	2,546
Orkla	77,405	800
Salmar	4,226	129
SpareBank 1 SMN	222,442	1,555
Statoil	203,671	3,418
Telenor (A)	485,980	8,341
Veidekke (A)	63,357	976

		40,229

Poland — 0.0%
Emperia Holding *	4,811	89
Polski Koncern Naftowy Orlen	13,890	236

		325

Portugal — 0.5%
Galp Energia, Cl B	907,699	12,427
Jeronimo Martins	37,502	650

		13,077

Russia — 0.4%
Rosneft GDR	88,700	486
Yandex, Cl A *	576,777	12,141

		12,627

Singapore — 0.8%
CapitaLand	162,300	383
CapitaLand Commercial Trust ‡	107,000	125
City Developments	1,382,900	9,247
ComfortDelgro	334,800	693
DBS Group Holdings	328,000	3,734
Jardine Cycle & Carriage	14,800	469
Oversea-Chinese Banking	929,000	5,946
Singapore Airlines	133,700	1,034
Singapore Exchange	152,700	832
Singapore Press Holdings	50,100	141
Singapore Technologies Engineering	63,100	150
Suntec Real Estate Investment Trust ‡	345,700	436

		23,190

South Africa — 0.3%
Anglo American Platinum *	8,661	244

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Investec (A)	576,954	$3,533
Liberty Holdings	47,052	400
Sappi *	124,207	643
Shoprite Holdings	355,299	4,939

		9,759

South Korea — 3.2%
Cosmax (A)	76,053	10,513
Korea Electric Power	9,971	490
KT ADR	151,442	2,431
KT&G	44,297	5,033
LG Display ADR	215,154	2,737
Samsung Electronics	20,800	30,320
Shinhan Financial Group	334,500	12,205
SK Hynix	7,965	293
SK Innovation	4,098	606
SK Telecom	74,994	15,417
SK Telecom ADR	572,886	12,947

		92,992

Spain — 1.6%
ACS Actividades de Construccion y Servicios	198,532	6,006
Aena (B)	7,924	1,169
Almirall	69,060	1,066
Amadeus IT Holding, Cl A	38,504	1,927
Banco Bilbao Vizcaya Argentaria	390,295	2,364
Bankinter	27,888	198
CaixaBank	2,077,388	5,256
Enagas	14,851	447
Ferrovial	62,777	1,337
Grifols ADR	714,606	11,412
Iberdrola	592,552	4,032
Industria de Diseno Textil	139,271	5,171
International Consolidated Airlines Group	16,473	86
Mapfre	1,011,741	2,835
Prosegur Cia de Seguridad	47,640	334
Red Electrica	63,960	1,380
Repsol	12,019	164
Zardoya Otis	1,115	11

		45,195

Sweden — 1.4%
Alfa Laval	139,848	2,201
Assa Abloy, Cl B	71,165	1,449
BillerudKorsnas	44,428	788
Boliden	76,187	1,793
Bonava, Cl B *	39,765	502
Electrolux, Cl B	215,288	5,405
Granges	59,798	611
Hufvudstaden, Cl A	38,081	661
Husqvarna, Cl B	129,116	1,128
Investor, Cl B	71,270	2,610
L E Lundbergforetagen, Cl B	16,420	1,081
Lundin Petroleum *	28,286	518

20	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mycronic	29,296	$366
NCC, Cl B	39,765	1,044
Nordea Bank	460,258	4,576
Oriflame Holding *	22,492	826
Peab	134,731	1,164
Securitas, Cl B	50,259	844
Skanska, Cl B	30,552	714
Svenska Cellulosa, Cl B	159,015	4,735
Swedish Match	13,566	499
Telefonaktiebolaget LM Ericsson ADR	1,139,812	8,218

		41,733

Switzerland — 8.8%
ABB	198,249	4,463
Actelion	29,686	5,155
Aryzta	192,148	8,539
Chocoladefabriken Lindt & Sprungli	150	1,808
Cie Financiere Richemont	199,724	12,181
Clariant	180,258	3,109
Coca-Cola HBC *	597,228	13,911
Dufry *	101,208	12,721
Emmi	1,144	785
EMS-Chemie Holding	714	385
Galenica	2,911	3,097
Geberit	3,110	1,365
Givaudan	4,367	8,908
Julius Baer Group *	333,051	13,612
Lonza Group	48,950	9,386
Nestle	201,118	15,882
Novartis	415,703	32,803
Pargesa Holding	2,406	165
Partners Group Holding	11,424	5,782
Roche Holding	115,109	28,707
Schindler Holding	8,827	1,665
SGS	6,622	14,870
Sika	356	1,735
Sonova Holding	27,000	3,830
Swiss Life Holding	19,570	5,084
Swiss Prime Site	6,615	581
Swiss Re	83,044	7,512
TE Connectivity	65,600	4,223
Tecan Group	3,617	636
UBS Group *(A)	1,406,897	19,178
Wolseley (A)	13,737	777
Zurich Insurance Group *	52,047	13,443

		256,298

Taiwan — 0.5%
Hon Hai Precision Industry	2,120,765	5,363
Taiwan Semiconductor Manufacturing ADR	291,168	8,907
United Microelectronics ADR (A)	208,687	386

		14,656

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Turkey — 0.1%
Turkiye Garanti Bankasi	371,709	$987
Turkiye Is Bankasi, Cl C	286,373	454
Turkiye Vakiflar Bankasi Tao, Cl D (A)	758,569	1,164

		2,605

United Kingdom — 14.2%
3i Group	330,250	2,796
Abcam	25,880	283
Aberdeen Asset Management	116,658	493
Admiral Group	31,613	843
Aon	59,000	6,637
Ashtead Group	539,109	8,917
Associated British Foods (A)	106,122	3,595
AstraZeneca (A)	85,823	5,574
Aviva	2,700,859	15,464
Babcock International Group	18,414	248
BAE Systems	92,366	629
Balfour Beatty (A)	1,679,004	6,108
Barclays	7,799,100	17,032
Beazley	66,742	336
Berendsen	99,932	1,616
BGEO Group	7,468	282
BHP Billiton	42,068	637
BP (A)	265,106	1,552
BP ADR	170,014	5,978
British American Tobacco	297,360	19,067
British Land ‡	28,741	236
Bunzl	248,688	7,365
Carnival	485,164	23,760
Cobham	1,593,341	3,476
Compass Group	871,245	16,954
DCC	48,553	4,432
Diageo	352,386	10,132
Direct Line Insurance Group	340,405	1,615
Domino’s Pizza Group	1,032,057	5,007
DS Smith	2,266,593	11,332
Fresnillo (A)	33,094	780
Genus	21,832	553
GKN	95,952	400
GlaxoSmithKline	765,048	16,346
Glencore *(A)	200,495	553
Greggs	52,652	694
Hargreaves Lansdown (A)	41,481	686
Howden Joinery Group	757,800	4,263
HSBC Holdings	1,993,035	15,009
Imperial Brands	41,265	2,133
Imperial Brands ADR	12,508	644
Inchcape	57,618	494
Indivior	326,107	1,298
Intertek Group (A)	25,597	1,160
ITV	31,499	77
J Sainsbury (A)	45,178	144

SEI Institutional International Trust / Annual Report / September 30, 2016	21

SCHEDULE OF INVESTMENTS

September 30, 2016

International Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JD Sports Fashion	13,514	$260
Johnson Matthey	17,491	749
Land Securities Group ‡	47,975	659
Legal & General Group (A)	1,175,525	3,345
Lloyds Banking Group	19,823,671	14,058
London Stock Exchange Group	16,006	582
Mediclinic International (A)	41,203	496
Merlin Entertainments (B)	1,965,000	11,237
Mitie Group (A)	1,662,416	4,144
Mondi (A)	227,149	4,785
National Grid	135,873	1,924
Old Mutual (A)	56,137	148
Persimmon	53,150	1,255
Petrofac (A)	34,832	404
Prudential	792,247	14,065
QinetiQ Group	319,745	983
Randgold Resources	5,423	546
Reckitt Benckiser Group	148,774	14,059
Regus	177,425	602
RELX	494,184	9,400
Rentokil Initial	3,710,047	10,732
Rightmove	11,198	615
Royal Bank of Scotland Group *(A)	4,446,799	10,318
Sage Group	77,597	745
Schroders (A)	85,554	2,998
Segro ‡	116,190	686
Severn Trent	7,976	260
Smiths Group	36,714	700
Spectris	132,088	3,383
SSE	404,140	8,249
SSP Group	35,012	145
St. James’s Place (A)	287,225	3,543
Subsea 7 *(A)	30,724	331
TalkTalk Telecom Group	1,203,585	3,165
Tate & Lyle	132,482	1,290
Taylor Wimpey	211,710	425
Tesco *(A)	3,719,006	8,846
Travis Perkins	206,866	4,154
Unilever	27,681	1,314
United Utilities Group	74,351	970
Vodafone Group	7,021,897	20,259
Worldpay Group (B)	903,000	3,474
WPP	547,970	12,930

		410,863

United States — 3.4%
Accenture, Cl A	62,305	7,612
Alphabet, Cl C *	4,772	3,709
Axis Capital Holdings	165,039	8,967
Cable One	6,112	3,569
Chubb	88,612	11,134
Cognizant Technology Solutions, Cl A *	137,316	6,551
Core Laboratories (A)	70,910	7,965

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Crane	57,421	$3,618
Dave & Buster’s Entertainment *	19,226	753
Flextronics International *	536,917	7,313
HealthEquity *(A)	103,990	3,936
ICON *(A)	127,879	9,894
International Game Technology	13,721	335
Lazard, Cl A	133,680	4,861
Luxoft Holding, Cl A *(A)	88,969	4,702
ManpowerGroup	98,523	7,119
Nielsen Holdings (A)	99,700	5,341
Patheon *	15,890	471
Taro Pharmaceutical Industries *	6,597	729

		98,579

Total Common Stock (Cost $2,653,977) ($ Thousands)		2,734,011

PREFERRED STOCK — 1.5%
Brazil — 0.2%
Itau Unibanco Holding ADR	363,000	3,971
Metalurgica Gerdau, Cl A *	1,058,100	1,114

		5,085

Germany — 0.9%
Bayerische Motoren Werke	7,874	583
Henkel	44,135	6,008
Porsche	10,478	539
Volkswagen	145,335	19,143

		26,273

South Korea — 0.4%
Hyundai Motor	67,632	6,170
Samsung Electronics	5,239	6,144

		12,314

Total Preferred Stock (Cost $49,045) ($ Thousands)		43,672

	Number of Rights

RIGHTS — 0.0%
France — 0.0%
Air Liquide, Expires 10/03/2016 *(A)	29,500	80

Total Rights (Cost $—) ($ Thousands)		80

22	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
0.245%, 10/20/2016 (C)	$3,040	$3,040

Total U.S. Treasury Obligation (Cost $3,039) ($ Thousands)		3,040

	Shares

AFFILIATED PARTNERSHIP — 9.8%
SEI Liquidity Fund, L.P.
0.430% **†(D)	284,415,861	284,416

Total Affiliated Partnership (Cost $284,416) ($ Thousands)		284,416

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	34,928,742	34,929

Total Cash Equivalent (Cost $34,929) ($ Thousands)		34,929

Total Investments — 106.8% (Cost $3,025,406) ($ Thousands)		$3,100,148

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	393	Dec-2016	$123
FTSE 100 Index	105	Dec-2016	299
Hang Seng Index	14	Oct-2016	(11)
SPI 200 Index	35	Dec-2016	98
Topix Index	76	Dec-2016	(30)

			$479

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $2,902,822 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 9). The total market value of securities on loan at September 30, 2016 was $269,957 ($ Thousands).

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $38,033 ($ Thousands), representing 1.3% of the net assets of the Fund.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2016 was $284,416 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

GDR — Global Depositary Receipt

L.P. — Limited Partnership

SPI — Share Price Index

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$551,525	$2,182,486	$—	$2,734,011
Preferred Stock	5,085	38,587	—	43,672
Rights	—	80	—	80
U.S. Treasury Obligation	—	3,040	—	3,040
Affiliated Partnership	—	284,416	—	284,416
Cash Equivalent	34,929	—	—	34,929

Total Investments in Securities	$591,539	$2,508,609	$—	$3,100,148

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$520	$—	$—	$520
Unrealized Depreciation	(41)	—	—	(41)

Total Other Financial Instruments	$479	$—	$—	$479

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2016	23

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Market Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.7%
Argentina — 0.5%
Arcos Dorados Holdings, Cl A *	240,500	$1,267
Cresud SACIF y A ADR *	52,900	945
IRSA Inversiones y Representaciones ADR *	39,800	756
MercadoLibre	14,664	2,712
YPF ADR	137,590	2,507

		8,187

Austria — 0.2%
Erste Group Bank *	88,170	2,630

Brazil — 6.2%
Ambev	290,000	1,774
Ambev ADR (A)	1,357,275	8,266
B2W Cia Digital *	1,129,490	5,542
Banco Bradesco ADR *	1,033,407	9,373
Banco do Brasil *	309,380	2,186
Banco Santander Brasil ADR (A)	187,223	1,254
BB Seguridade Participacoes	347,900	3,213
BM&FBovespa *	231,300	1,203
Braskem ADR	151,264	2,326
BRF	41,500	710
BRF ADR	140,544	2,398
BTG Pactual Group *	86,000	374
CCR	381,229	2,007
CETIP - Mercados Organizados	15,200	201
Cia Energetica de Minas Gerais ADR	49,509	128
Cielo	301,676	3,035
Cosan Industria e Comercio	360,363	4,173
Cyrela Brazil Realty Empreendimentos e Participacoes	82,000	257
EDP - Energias do Brasil	89,300	395
Energisa	252,300	1,611
FPC Par Corretora de Seguros	344,700	1,554

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gerdau ADR	881,884	$2,399
Hypermarcas	456,139	3,949
Kroton Educacional	406,600	1,865
Lojas Renner	352,100	2,663
Mahle-Metal Leve	75,100	537
MRV Engenharia e Participacoes	728,600	2,675
Multiplus	64,600	880
Petroleo Brasileiro ADR *	1,156,230	10,788
Porto Seguro	91,000	840
Qualicorp	102,000	601
Rumo Logistica Operadora Multimodal *	1,755,306	3,409
Sao Martinho	57,100	1,021
Smiles	57,800	967
Telefonica Brasil ADR (A)	523,701	7,578
TIM Participacoes ADR	356,400	4,362
Totvs	52,900	503
Transmissora Alianca de Energia Eletrica	7,300	47
Ultrapar Participacoes	63,500	1,407
Vale ADR, Cl B *(A)	209,085	1,150
WEG	97,600	536

		100,157

Canada — 0.6%
First Quantum Minerals	675,766	5,584
Parex Resources *	194,312	2,462
SEMAFO *	305,211	1,268

		9,314

Chile — 0.7%
Banco de Chile	6,399,354	714
Banco Santander Chile	19,521,854	1,008
Centros Comerciales Sudamericanos	208,010	624
Cia Cervecerias Unidas ADR (A)	57,991	1,171
Embotelladora Andina ADR, Cl B	8,038	182
Enersis Americas ADR	205,632	1,684
SACI Falabella	396,500	2,901
Sociedad Quimica y Minera de Chile ADR	114,936	3,092

		11,376

China — 18.3%
AAC Technologies Holdings	138,133	1,392
Agile Property Holdings	810,000	465
Agricultural Bank of China	12,907,932	5,563
Air China	3,420,000	2,317
Alibaba Group Holding ADR *(A)	277,430	29,349
Angang Steel *(A)	10,508,722	5,127
Anhui Conch Cement	1,608,500	4,458
ANTA Sports Products (A)	642,069	1,763
Baidu ADR *	109,827	19,996
Bank of China	16,991,105	7,832
Bank of Communications	585,000	450
Beijing Capital International Airport	1,344,000	1,530
Changyou.com ADR *	114,400	3,117
China Biologic Products *	7,882	981

24	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
China Communications Services	3,030,000	$1,910
China Construction Bank	21,024,379	15,728
China Life Insurance	265,000	691
China Longyuan Power Group	848,000	696
China Merchants Bank	492,076	1,250
China Petroleum & Chemical	7,489,839	5,552
China Railway Construction	1,155,000	1,327
China Shenhua Energy	2,288,623	4,536
China Telecom	3,486,000	1,776
China Vanke	1,492,424	3,893
Chongqing Rural Commercial Bank	1,244,612	774
CITIC Securities	2,411,400	5,183
Cogobuy Group *(A)(B)	790,000	1,302
Ctrip.com International ADR *	231,293	10,771
Datang International Power Generation	1,490,000	400
Dongfeng Motor Group	1,002,000	1,014
Great Wall Motor *	744,000	734
Guangzhou R&F Properties	2,705,737	4,293
Huaneng Power International	940,000	592
Industrial & Commercial Bank of China	38,380,868	24,176
JD.com ADR *(A)	123,188	3,214
Jiangsu Expressway	1,178,000	1,635
KWG Property Holding	1,036,870	688
Longfor Properties	1,013,000	1,571
NetEase ADR (A)	18,752	4,515
New Oriental Education & Technology Group ADR *	58,779	2,725
PetroChina	606,000	405
PetroChina ADR	63,546	4,245
PICC Property & Casualty	2,597,800	4,362
Ping An Insurance Group of China	2,317,000	12,151
SINA *	175,100	12,928
Sinopec Engineering Group	1,853,000	1,605
Sinopec Shanghai Petrochemical	786,000	400
Sinopharm Group	551,200	2,666
Sohu.com *	171,500	7,589
TAL Education Group ADR *	29,930	2,120
Tencent Holdings	1,540,935	42,679
Tingyi Cayman Islands Holding (A)	1,214,000	1,417
TravelSky Technology	1,482,000	3,542
Tsingtao Brewery	288,000	1,134
Uni-President China Holdings (A)	3,953,400	2,825
Vipshop Holdings ADR *	207,396	3,043
Want Want China Holdings (A)	1,484,000	927
Weibo ADR *	46,830	2,348
Zhejiang Expressway	1,104,000	1,171

		292,843

Colombia — 0.3%
Almacenes Exito	51,103	261
Bancolombia ADR, Cl R (A)	67,878	2,650
Cementos Argos	239,787	956
Cemex Latam Holdings *	245,107	933

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Interconexion Electrica ESP	132,641	$449

		5,249

Czech Republic — 0.2%
Komercni Banka	71,915	2,496
Moneta Money Bank *(B)	437,975	1,395

		3,891

Egypt — 0.1%
Commercial International Bank Egypt GDR	319,585	1,265
Global Telecom Holding SAE GDR *	271,792	529

		1,794

Greece — 0.2%
Eurobank Ergasias *	2,857,690	1,647
National Bank of Greece *	8,801,353	1,844

		3,491

Hong Kong — 7.0%
AIA Group	460,700	3,102
Beijing Enterprises Holdings	499,700	2,551
Brilliance China Automotive Holdings	4,191,518	4,734
Chaoda Modern Agriculture *	2,056,181	54
China Conch Venture Holdings (A)	766,500	1,499
China Everbright	922,000	1,905
China Everbright Bank	3,523,000	1,640
China Everbright International	3,837,100	4,604
China Galaxy Securities	472,500	435
China High Precision Automation Group *	1,385,624	–
China High Speed Transmission Equipment Group	1,065,000	1,085
China Medical System Holdings	4,862,200	8,218
China Mengniu Dairy	1,358,000	2,545
China Mobile	1,703,041	20,825
China Mobile ADR	111,540	6,862
China Overseas Land & Investment	112,000	384
China Power International Development	4,723,000	1,830
China Resources Power Holdings	648,000	1,129
China State Construction International Holdings	3,756,635	4,970
China Taiping Insurance Holdings *	1,239,782	2,473
CIFI Holdings Group (A)	1,938,000	614
CNOOC	3,741,907	4,725
Fuyao Glass Industry Group (A)(B)	634,667	1,735
Galaxy Entertainment Group *	1,180,000	4,495
Geely Automobile Holdings	5,358,060	4,831
GOME Electrical Appliances Holding	4,465,000	551
Guangzhou Automobile Group	1,094,000	1,419
Haier Electronics Group	1,855,000	3,100
Hua Hong Semiconductor (B)	505,900	592
Lee & Man Paper Manufacturing	3,187,960	2,915
People’s Insurance Group of China	3,687,000	1,518
Shanghai Industrial Holdings	728,000	2,108
Shimao Property Holdings	889,000	1,213
Skyworth Digital Holdings	1,604,000	1,159

SEI Institutional International Trust / Annual Report / September 30, 2016	25

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SMI Holdings Group (A)	9,116,000	$910
Sunac China Holdings	965,000	701
Sunny Optical Technology Group	1,438,307	7,181
Techtronic Industries	264,500	1,041
Tianneng Power International (A)	1,382,000	1,190

		112,843

Hungary — 0.5%
Magyar Telekom	142,287	233
MOL Hungarian Oil & Gas	12,228	756
OTP Bank	101,615	2,674
Richter Gedeon Nyrt	208,630	4,237

		7,900

India — 8.6%
Apollo Tyres	527,105	1,750
Aurobindo Pharma	531,846	6,883
Axis Bank	510,251	4,176
Bajaj Auto	38,060	1,621
Bharat Financial Inclusion *	140,923	1,877
Bharat Petroleum	231,618	2,139
Cairn India	775,375	2,351
Cummins India	244,439	3,331
Dabur India	777,782	3,174
Dewan Housing Finance	588,410	2,524
DLF	497,305	1,102
Glenmark Pharmaceuticals	498,533	6,951
Grasim Industries	9,632	701
HCL Technologies	467,403	5,631
HDFC Bank ADR	90,935	6,537
Hindustan Petroleum	224,250	1,435
Hindustan Unilever	200,898	2,621
Hindustan Zinc	216,324	761
Housing Development Finance	176,150	3,699
ICICI Bank ADR (A)	926,391	6,920
IFCI	2,704,652	1,074
Indian Oil	150,526	1,321
IndusInd Bank	127,465	2,302
Infosys	397,586	6,198
Infosys ADR (A)	85,520	1,350
ITC	74,770	272
L&T Technology Services *	58,766	748
Maruti Udyog	46,890	3,881
NCC	1,068,933	1,328
NHPC	1,213,992	456
NTPC	1,006,227	2,242
Parag Milk Foods *(B)	380,505	1,679
Petronet LNG	382,730	1,993
Power Finance	848,588	1,542
Power Grid Corp of India	1,255,794	3,340
Prestige Estates Projects	563,460	1,639
Reliance Industries	237,252	3,876
Reliance Industries GDR (B)	414,382	13,602
Rural Electrification	633,016	1,152

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SH Kelkar (B)	337,509	$1,540
Shriram Transport Finance	178,331	3,133
Sun Pharmaceutical Industries	18,398	206
Sun TV Network	39,076	297
Tata Chemicals	191,289	1,513
Tata Consultancy Services	114,269	4,181
Tata Motors ADR (A)	131,295	5,249
Vedanta	783,762	2,045
Wipro	163,131	1,175
Zee Entertainment Enterprises	366,265	3,021

		138,539

Indonesia — 2.4%
Adaro Energy	7,933,400	741
AKR Corporindo	2,336,500	1,159
Astra International	7,241,700	4,574
Bank Central Asia	1,936,100	2,332
Bank Negara Indonesia Persero	7,141,800	3,042
Bank Pembangunan Daerah Jawa Barat Dan Banten	4,107,500	510
Bank Rakyat Indonesia Persero	7,812,495	7,305
Bumi Serpong Damai	10,509,800	1,780
Gudang Garam	574,400	2,736
Indofood CBP Sukses Makmur	561,800	408
Matahari Department Store	1,368,600	1,944
Sumber Alfaria Trijaya	34,848,100	1,397
Tambang Batubara Bukit Asam	1,932,400	1,427
Telekomunikasi Indonesia Persero	18,700,582	6,206
United Tractors	2,132,353	2,894

		38,455

Italy — 0.0%
Prada	139,100	447

Jordan — 0.1%
Hikma Pharmaceuticals (A)	71,390	1,871

Kashmiri — 0.1%
Advanced Process Systems *(A)	54,508	1,225

Malaysia — 0.7%
AirAsia	4,435,000	2,992
AMMB Holdings	435,100	431
Astro Malaysia Holdings	1,974,679	1,303
Berjaya Sports Toto	155,200	124
British American Tobacco Malaysia	30,351	361
Inari Amertron	2,278,375	1,829
IOI	394,300	424
MISC BHD	177,600	324
Petronas Chemicals Group	319,000	513
Public Bank	233,200	1,119
Sunway	351,300	263
Tenaga Nasional	94,200	326
Top Glove	236,700	292
UEM Sunrise	2,512,095	718

26	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Westports Holdings	307,200	$326

		11,345

Mexico — 3.6%
America Movil, Ser L	2,379,574	1,360
America Movil ADR, Cl L (A)	145,675	1,666
Cemex ADR *	827,716	6,572
Coca-Cola Femsa ADR	20,094	1,507
El Puerto de Liverpool	37,000	388
Fomento Economico Mexicano	514,900	4,748
Fomento Economico Mexicano ADR	39,634	3,648
Gentera	457,600	828
Grupo Aeroportuario del Pacifico, Cl B	143,300	1,365
Grupo Bimbo, Ser A	258,400	685
Grupo Financiero Banorte, Cl O	2,235,390	11,757
Grupo Financiero Santander Mexico ADR (A)	259,078	2,280
Grupo GICSA *	1,772,100	1,154
Grupo Mexico, Ser B	1,408,900	3,452
Grupo Televisa ADR	188,703	4,848
Industrias Bachoco ADR	5,760	289
Infraestructura Energetica Nova	426,500	1,664
Inmobiliaria Vesta	1,546,800	2,136
Kimberly-Clark de Mexico, Cl A	170,700	387
Megacable Holdings	117,700	453
Nemak (B)	384,200	424
Promotora y Operadora de Infraestructura	61,860	667
Unifin Financiera	594,600	1,797
Wal-Mart de Mexico	1,643,455	3,605

		57,680

Netherlands — 0.1%
VimpelCom ADR	450,400	1,567

Pakistan — 0.3%
Engro Fertilizers	2,550,000	1,505
United Bank	1,660,800	3,161

		4,666

Peru — 0.7%
Cia de Minas Buenaventura ADR *	217,847	3,015
Credicorp	57,147	8,699

		11,714

Philippines — 1.0%
Aboitiz Equity Ventures	459,410	720
Ayala	171,180	3,032
BDO Unibank	1,082,450	2,457
Cebu Air	201,950	471
Globe Telecom	7,585	321
GT Capital Holdings	9,315	278
Metro Pacific Investments	2,619,600	384
Metropolitan Bank & Trust	1,255,500	2,216
Puregold Price Club	844,500	741
SM Investments	158,020	2,206
SM Prime Holdings	1,722,621	1,003

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Universal Robina	471,400	$1,736
Vista Land & Lifescapes	2,371,200	264

		15,829

Poland — 0.2%
Asseco Poland	32,702	476
Energa (A)	213,273	419
KGHM Polska Miedz	22,099	431
PGE Polska Grupa Energetyczna	310,307	823
Tauron Polska Energia *	507,627	345

		2,494

Portugal — 0.3%
Galp Energia, Cl B	135,018	1,848
Jeronimo Martins	119,738	2,077

		3,925

Qatar — 0.2%
Barwa Real Estate	119,577	1,111
Commercial Bank QSC	62,585	663
Ooredoo QSC	18,020	475
United Development	64,728	363

		2,612

Romania — 0.0%
Banca Transilvania	771,673	461

Russia — 5.6%
Etalon Group GDR	56,800	156
Gazprom ADR	1,835,598	7,758
Lukoil ADR (A)	304,197	14,815
Magnit GDR (A)	133,662	5,582
MegaFon GDR	63,445	607
MMC Norilsk Nickel PJSC ADR	111,295	1,780
Mobile TeleSystems ADR	197,857	1,510
NovaTek GDR	34,066	3,759
Novolipetsk Steel GDR	296,454	3,839
Ros Agro GDR (A)	41,447	550
Rosneft GDR	899,352	4,925
Sberbank of Russia ADR (A)	2,173,714	20,478
Severstal GDR	140,054	1,673
Sistema GDR	113,760	843
Surgutneftegas ADR	104,761	507
Tatneft PAO ADR	49,084	1,513
X5 Retail Group GDR *	460,326	13,342
Yandex, Cl A *	293,061	6,169

		89,806

South Africa — 4.7%
Alexander Forbes Group Holdings	2,946,430	1,382
AngloGold Ashanti ADR *	58,100	925
Aspen Pharmacare Holdings	167,231	3,787
AVI	119,322	817
Barclays Africa Group	184,759	2,037
Bid	149,405	2,816
Bidvest Group	128,208	1,512

SEI Institutional International Trust / Annual Report / September 30, 2016	27

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Capitec Bank Holdings	36,967	$1,732
DataTec	74,779	265
FirstRand	1,755,976	6,080
Foschini Group	52,192	532
Gold Fields	280,900	1,370
Impala Platinum Holdings *	215,405	1,091
Investec	243,197	1,496
JSE	35,284	412
Kumba Iron Ore *(A)	103,757	946
Liberty Holdings	278,807	2,370
Life Healthcare Group Holdings	1,009,651	2,785
MMI Holdings	271,382	444
Mondi	94,515	1,986
MTN Group	159,787	1,369
Murray & Roberts Holdings (A)	420,128	340
Naspers, Cl N	76,158	13,224
Nedbank Group	160,900	2,609
Petra Diamonds *	1,461,154	2,464
RMB Holdings	102,036	437
Sappi *	180,100	932
Sasol	117,216	3,217
Sibanye Gold	347,084	1,246
SPAR Group	79,152	1,106
Standard Bank Group	349,214	3,584
Steinhoff International Holdings	407,370	2,327
Telkom	407,975	1,800
Truworths International	146,868	759
Tsogo Sun Holdings	331,499	754
Vodacom Group	182,741	2,052
Wilson Bayly Holmes-Ovcon	45,758	513
Woolworths Holdings	241,346	1,351

		74,869

South Korea — 13.3%
Amorepacific (A)	589	209
BGF retail (A)	25,565	4,480
CJ CGV (A)	33,474	2,559
Com2uSCorp *(A)	22,100	2,017
Coway (A)	88,244	7,653
DGB Financial Group (A)	123,841	1,021
Dongbu Insurance (A)	38,832	2,405
Hana Financial Group (A)	74,782	1,903
Hankook Tire (A)	44,735	2,420
Hanssem	16,530	2,658
Hanwha Techwin (A)	55,938	3,254
Hite Jinro (A)	52,224	1,071
Hugel *(A)	2,010	777
Hyosung (A)	24,866	2,958
Hyundai Development (A)	152,022	7,120
Hyundai Marine & Fire Insurance (A)	98,129	3,242
Hyundai Mobis (A)	2,429	606
Hyundai Motor (A)	37,232	4,603
Kangwon Land (A)	52,205	1,863

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
KB Financial Group (A)	9,614	$330
KB Financial Group ADR	60,897	2,083
KCC (A)	8,106	2,919
Kia Motors	44,209	1,697
Korea Aerospace Industries (A)	65,257	4,549
Korea Electric Power	102,782	5,048
KT&G (A)	48,802	5,545
LG (A)	31,077	1,833
LG Chem (A)	18,563	4,112
LG Display (A)	15,433	395
LG Uplus	241,784	2,581
Lotte Chemical (A)	5,161	1,410
Lotte Chilsung Beverage (A)	1,705	2,478
Lotte Confectionery (A)	16,137	2,582
LS Cable (A)	18,346	973
LS Industrial Systems (A)	24,551	940
Mando (A)	15,043	3,374
NAVER (A)	11,638	9,364
NCSoft (A)	29,811	8,046
Orion (A)	5,114	3,853
Poongsan (A)	35,048	1,081
POSCO (A)	25,277	5,222
Posco Daewoo (A)	52,222	1,170
Samlip General Foods (A)	6,991	1,262
Samsung Electronics (A)	33,172	48,354
Samsung Life Insurance (A)	25,835	2,475
SFA Engineering (A)	50,588	2,486
Shinhan Financial Group (A)	42,035	1,534
SK Hynix (A)	374,988	13,795
SK Innovation (A)	13,118	1,942
SK Telecom	8,435	1,734
SK Telecom ADR	345,820	7,815
Tongyang Life Insurance (A)	57,460	594
Viatron Technologies (A)	35,500	901
Vieworks (A)	36,108	2,139
Woori Bank *	171,561	1,776
Yuhan (A)	7,599	1,921

		213,132

Taiwan — 10.7%
Accton Technology	1,827,700	2,873
Advanced Ceramic X	252,400	1,763
Advanced Semiconductor Engineering	5,936,570	7,149
Airtac International Group	288,681	2,596
Asustek Computer	257,000	2,300
AU Optronics	2,663,000	984
Catcher Technology	674,040	5,531
Cathay Financial Holding	1,813,004	2,336
Chailease Holding	883,404	1,575
Cheng Shin Rubber Industry	730,000	1,543
Chunghwa Telecom	111,000	392
Compal Electronics	2,423,000	1,500
Delta Electronics	924,100	4,959

28	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eclat Textile	397,006	$4,774
Elite Advanced Laser	124	–
eMemory Technology	203,800	2,178
Ennoconn	42,000	701
Farglory Land Development	471,043	562
FLEXium Interconnect	236,000	710
Formosa Chemicals & Fibre	296,000	800
Formosa Petrochemical	340,000	1,026
Formosa Plastics	272,000	678
Foxconn Technology	1,235,230	3,646
Fubon Financial Holding	2,900,000	4,318
Hermes Microvision	106,600	4,608
Highwealth Construction	1,836,100	2,856
Hiwin Technologies	197,503	1,041
Hon Hai Precision Industry	3,299,304	8,344
Hota Industrial Manufacturing	1,128,884	5,545
Hu Lane Associate	364,600	1,820
Inventec	1,980,000	1,624
Kenda Rubber Industrial	229,197	366
Kingpak Technology	190,911	1,014
King’s Town Bank	424,000	359
Largan Precision	22,446	2,750
Lite-On Technology	1,739,937	2,511
MediaTek	865,100	6,691
Merida Industry	397,000	1,882
Micro-Star International	606,000	1,582
Parade Technologies	282,600	2,881
Pegatron	966,000	2,504
Phison Electronics	98,000	744
Powertech Technology	1,263,000	3,291
Realtek Semiconductor	380,173	1,258
Silicon Motion Technology ADR	78,339	4,057
Simplo Technology	474,000	1,558
Taiwan Semiconductor Manufacturing	6,908,217	40,475
Taiwan Semiconductor Manufacturing ADR	369,294	11,297
Tung Thih Electronic	120,000	1,681
Uni-President Enterprises	474,000	892
Vanguard International Semiconductor	558,000	1,043
Wistron	844,771	633
WPG Holdings	1,321,000	1,569

		171,770

Thailand — 1.9%
AP Thailand NVDR	2,502,800	525
Bangkok Bank NVDR (A)	53,200	251
Bangkok Bank Foreign	376,600	1,778
Bangkok Dusit Medical Services	2,282,000	1,438
Bangkok Dusit Medical Services, Cl F (A)	378,200	238
Bangkok Expressway & Metro	7,148,200	1,423
CP ALL	1,162,700	2,073
CP Seven Eleven PCL	253,700	452
Delta Electronics Thai	107,400	246
Delta Electronics Thailand	601,300	1,379

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Home Product Center	3,186,600	$924
IRPC	3,918,600	525
Krung Thai Bank NVDR	1,633,900	834
Land & Houses	3,796,500	985
Land and Houses PCL NVDR	5,120,389	1,325
PTT	237,150	2,350
PTT Global Chemical	1,474,600	2,525
PTT Global Chemical NVDR	358,200	612
Siam Cement	113,400	1,698
Siam Commercial Bank	363,600	1,562
Sino-Thai Engineering & Construction NVDR	1,725,485	1,184
Thai Oil (A)	1,015,900	2,018
Thai Union Group NVDR	2,262,500	1,399
Thanachart Capital NVDR (A)	971,100	1,140
Tisco Financial Group	276,600	421
Tisco Financial Group NVDR (A)	564,300	857

		30,162

Turkey — 1.8%
Akbank	1,536,028	4,123
Anadolu Efes Biracilik Ve Malt Sanayii (A)	192,588	1,167
Arcelik	75,036	530
Aselsan Elektronik Sanayi Ve Ticaret (A)	684,998	2,152
Emlak Konut Gayrimenkul Yatirim Ortakligi ‡	3,579,202	3,634
Eregli Demir ve Celik Fabrikalari	783,836	1,082
Ford Otomotiv Sanayi	72,684	767
KOC Holding	199,417	858
Petkim Petrokimya Holding	353,499	537
TAV Havalimanlari Holding	163,819	679
Tekfen Holding	287,418	741
Tofas Turk Otomobil Fabrikasi	359,212	2,625
Turk Hava Yollari *(A)	176,863	304
Turkcell Iletisim Hizmetleri ADR *	114,135	920
Turkiye Garanti Bankasi	1,009,836	2,682
Turkiye Is Bankasi, Cl C (A)	785,712	1,246
Turkiye Sise ve Cam Fabrikalari	442,368	470
Ulker Biskuvi Sanayi	393,364	2,807
Yapi ve Kredi Bankasi *	693,656	850

		28,174

United Arab Emirates — 0.8%
Abu Dhabi Commercial Bank	560,791	985
Air Arabia	674,275	250
Aldar Properties	1,771,304	1,288
Dubai Investments	1,769,896	999
Dubai Islamic Bank	1,205,886	1,780
Emaar Properties	3,586,838	6,922
First Gulf Bank PJSC	286,734	921

		13,145

United Kingdom — 0.6%
Kazakhmys *	179,637	517
SABMiller (A)	63,930	3,737

SEI Institutional International Trust / Annual Report / September 30, 2016	29

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Market Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tullow Oil *	1,789,845	$5,906

		10,160

United States — 0.2%
Freeport-McMoRan *	184,990	2,009
PriceSmart	13,465	1,128

		3,137

Total Common Stock (Cost $1,436,219) ($ Thousands)		1,486,860

	Number of Participation Notes

PARTICIPATION NOTES — 2.6%
China — 0.6%
Hangzhou Hikvi, Expires 08/01/2017 *	1,354,693	4,978
Huangshan Tourism Development, Expires 11/06/2020 *	237,492	613
Poly Real Estate Group, Expires 02/21/2021 *	2,238,800	3,223
Wuliangye Yibin, Expires 06/29/2020 *	301,000	1,505

		10,319

India — 1.3%
Axis Bank, Expires 06/13/2018 *	499,087	4,054
Britannia Industries, Expires 05/03/2021 *	68,680	3,476
IRB Infrastructure Developers, Expires 06/25/2020 *	587,620	2,161
Tata Motors, Expires 06/25/2020 *	899,473	7,218
Zee Entertainment Enterprises, Expires 09/03/2019 *	377,347	3,096

		20,005

Saudi Arabia — 0.1%
Al Tayyar, Expires 03/05/2018 *	43,600	319
Al Tayyar Travel Group, Expires 03/05/2018 *	12,884	94
Al Tayyar Travel Group, Expires 03/05/2018 *	94,180	694
Mouwasat Medical Services, Expires 09/20/2017 *	22,699	711

		1,818

Switzerland — 0.3%
CITIC Securities, Expires 10/22/2019 *	691,727	1,672
Goertek, Expires 09/14/2021 *	628,000	2,848

		4,520

United States — 0.2%
Motherson Sumi Systems, Expires 09/21/2021 *	735,773	3,517

Vietnam — 0.1%
Hoa Phat Group, Expires 07/24/2018 *	517,672	1,050

Total Participation Notes (Cost $40,454) ($ Thousands)		41,229

Description	Shares		Market Value ($ Thousands)

PREFERRED STOCK — 2.0%
Brazil — 1.8%
Banco Bradesco *		295,920	$2,727
Banco BTG Pactual *		79,899	100
Braskem		149,500	1,154
Cia Brasileira de Distribuicao		58,600	964
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (A)		144,737	2,372
Cia Energetica de Minas Gerais		239,800	633
Cia Paranaense de Energia		139,600	1,454
Itau Unibanco Holding		695,906	7,658
Itau Unibanco Holding ADR		523,504	5,727
Itausa - Investimentos Itau		558,084	1,440
Petroleo Brasileiro ADR, Cl A *		344,317	2,861
Suzano Papel e Celulose, Cl A		443,700	1,434
Telefonica Brasil		28,300	413
Vale ADR, Cl B *		59,211	279

			29,216

Colombia — 0.0%
Banco Davivienda		10,030	103
Bancolombia		62,401	605

			708

South Korea — 0.2%
Samsung Electronics (A)		2,172	2,547

Total Preferred Stock (Cost $34,261) ($ Thousands)			32,471

EXCHANGE TRADED FUND — 1.3%
United States — 1.3%
iShares MSCI Emerging Markets ETF		563,850	21,116

Total Exchange Traded Fund (Cost $20,333) ($ Thousands)			21,116

	Face Amount (Thousands)

DEBENTURE BOND — 0.0%
Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/2049 (C)	BRL	8	–

Total Debenture Bond (Cost $—) ($ Thousands)			–

30	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 15.3%
SEI Liquidity Fund, L.P.
0.430% **†(D)	245,980,931	$245,981

Total Affiliated Partnership (Cost $245,981) ($ Thousands)		245,981

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl A
0.220%**†	6,665,105	6,665

Total Cash Equivalent (Cost $6,665) ($ Thousands)		6,665

Total Investments — 114.3% (Cost $1,783,913) ($ Thousands)		$1,834,322

Percentages are based on Net Assets of $1,605,178 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2016.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 9). The total market value of securities on loan at September 30, 2016 was $231,057 ($ Thousands).

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $22,269 ($ Thousands), representing 1.4% of the net assets of the Fund.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2016 was $245,981 ($ Thousands).

ADR — American Depositary Receipt

BRL — Brazilian Real

Cl — Class

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

L.P. — Limited Partnership

Ser — Series

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$497,828	$989,032	$—	$1,486,860
Participation Notes	—	41,229	—	41,229
Preferred Stock	29,824	2,647	—	32,471
Exchange Traded Fund	21,116	—	—	21,116
Debenture Bond	—	—	—	—
Affiliated Partnership	—	245,981	—	245,981
Cash Equivalent	6,665	—	—	6,665

Total Investments in Securities	$555,433	$1,278,889	$—	$1,834,322

For the year ended September 30, 2016, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2016	31

SCHEDULE OF INVESTMENTS

September 30, 2016

International Fixed Income Fund

†Percentages based on total investments.

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 93.7%
Angola — 0.1%
Republic of Angola Via Northern Lights III
7.000%, 08/16/2019		$289	$289

Argentina — 0.2%
Argentine Republic Government International Bond
6.875%, 04/22/2021 (A)		245	267
Provincia de Cordoba
7.125%, 06/10/2021 (A)		280	294

			561

Australia — 2.2%
Australia & New Zealand Banking Group MTN
3.625%, 07/18/2022	EUR	300	409
Commonwealth Bank of Australia MTN
1.375%, 01/22/2019		560	653
Government of Australia
4.500%, 04/15/2020	AUD	270	228
4.500%, 04/21/2033		285	284
4.250%, 04/21/2026		900	829
3.750%, 04/21/2037		900	823
2.750%, 04/21/2024		1,785	1,454
Government of Australia , Ser 122
5.250%, 03/15/2019		2,000	1,667
Government of Australia , Ser 124
5.750%, 05/15/2021		3,400	3,081
National Australia Bank MTN
2.625%, 01/13/2017	EUR	370	419
Queensland Treasury , Ser 17
6.000%, 09/14/2017	AUD	780	621
Westpac Banking MTN
1.500%, 03/24/2021	EUR	220	265

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.375%, 04/17/2020	EUR	230	$273

			11,006

Austria — 0.2%
Austria Government Bond
0.750%, 10/20/2026 (A)		190	227
Republic of Austria
4.150%, 03/15/2037 (A)		115	220
3.650%, 04/20/2022 (A)		290	401
3.150%, 06/20/2044 (A)		150	272
1.950%, 06/18/2019 (A)		280	336

			1,456

Belgium — 2.2%
Anheuser-Busch InBev MTN
2.750%, 03/17/2036		75	101
2.000%, 03/17/2028		510	641
1.500%, 03/17/2025		1,150	1,382
0.875%, 03/17/2022		560	652
Belgium Government Bond
2.150%, 06/22/2066 (A)		1,100	1,561
KBC Group MTN
2.375%, 11/25/2024 (B)		2,000	2,333
Kingdom of Belgium
3.750%, 06/22/2045		393	752
3.000%, 06/22/2034 (A)		350	552
1.000%, 06/22/2031 (A)		710	852
0.800%, 06/22/2025 (A)		715	860
Kingdom of Belgium , Ser 44
5.000%, 03/28/2035 (A)		150	298
Kingdom of Belgium , Ser 58
3.750%, 09/28/2020 (A)		496	654
Kingdom of Belgium , Ser 69
1.250%, 06/22/2018		545	633

			11,271

Brazil — 1.1%
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2025	BRL	9,450	2,676
10.000%, 01/01/2027		9,001	2,508
Embraer Overseas
5.696%, 09/16/2023		$40	42
Minerva Luxembourg
6.500%, 09/20/2026 (A)		290	285
Petrobras Global Finance
8.375%, 05/23/2021		185	202

			5,713

Canada — 6.5%
Bank of Nova Scotia MTN
0.750%, 09/17/2021	EUR	570	669
Bell Canada
3.350%, 06/18/2019	CAD	29	23
Bell Canada MTN
4.700%, 09/11/2023		80	70

32	SEI Institutional International Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.250%, 06/17/2020	CAD	95	$76
Canada Housing Trust No. 1
3.800%, 06/15/2021 (A)		6,785	5,824
Canadian Government Bond
0.750%, 09/01/2021		1,790	1,372
CDP Financial
4.400%, 11/25/2019 (A)		$850	927
Cenovus Energy
5.700%, 10/15/2019		89	96
3.000%, 08/15/2022		22	21
Government of Canada
5.750%, 06/01/2033	CAD	1,380	1,706
4.000%, 06/01/2041		1,000	1,121
3.500%, 12/01/2045		3,450	3,730
2.250%, 06/01/2025		2,207	1,870
1.750%, 09/01/2019		1,000	788
0.750%, 03/01/2021		5,245	4,022
Muskrat Falls
3.630%, 06/01/2029 (A)		340	305
NOVA Chemicals
5.250%, 08/01/2023 (A)		$150	153
Province of British Columbia
3.250%, 12/18/2021	CAD	1,150	966
2.250%, 03/01/2019		575	453
Province of Manitoba Canada
3.850%, 12/01/2021		710	609
Province of Ontario Canada
3.500%, 06/02/2024		1,200	1,038
3.450%, 06/02/2045		245	217
2.600%, 06/02/2025		1,614	1,315
2.400%, 06/02/2026		2,685	2,145
Province of Quebec Canada
3.500%, 12/01/2045		145	128
3.000%, 09/01/2023		500	417
2.750%, 09/01/2025		2,175	1,787
Rogers Communications
4.000%, 06/06/2022		165	138
Royal Bank of Canada
1.625%, 08/04/2020	EUR	290	349
Yamana Gold
4.950%, 07/15/2024		$286	295

			32,630

China — 0.1%
Sinopec Group Overseas Development
2.625%, 10/17/2020	EUR	240	292
Tencent Holdings MTN
3.375%, 05/02/2019 (A)		390	404

			696

Colombia — 0.2%
Colombian TES
7.000%, 05/04/2022	COP	2,678,900	946

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Ecopetrol
7.375%, 09/18/2043		$121	$127
5.875%, 05/28/2045		109	100

			1,173

Croatia — 0.1%
Croatia Government International Bond
3.875%, 05/30/2022	EUR	240	292

Czech Republic — 0.1%
Government of Czech Republic
4.700%, 09/12/2022	CZK	4,150	222
Government of Czech Republic , Ser 51
4.000%, 04/11/2017		8,050	343

			565

Denmark — 0.4%
Danske Bank
3.875%, 10/04/2023 (B)	EUR	375	449
3.500%, 04/16/2018		155	184
2.000%, 09/08/2021 (A)		$360	360
Danske Bank MTN
5.375%, 09/29/2021 (B)	GBP	170	234
Kingdom of Denmark
4.500%, 11/15/2039	DKK	1,300	369
4.000%, 11/15/2017		1,600	254
1.500%, 11/15/2023		670	113

			1,963

Finland — 0.1%
Government of Finland
2.625%, 07/04/2042 (A)	EUR	55	93
1.500%, 04/15/2023 (A)		340	429

			522

France — 6.8%
Air Liquide Finance
2.250%, 09/27/2023 (A)		$370	371
BNP Paribas
5.019%, 12/31/2049 (B)	EUR	250	286
BNP Paribas Home Loan MTN
3.125%, 03/22/2022		200	267
BPCE
5.250%, 04/16/2029	GBP	100	150
1.750%, 11/29/2019	EUR	600	719
BPCE MTN(B)
6.117%, 10/29/2049		150	178
2.750%, 11/30/2027		900	1,047
Bureau Veritas
3.125%, 01/21/2021		100	123
Caisse Centrale du Credit Immobilier de France MTN
1.125%, 04/22/2019		100	117
Caisse de Refinancement de l’Habitat
3.750%, 12/12/2016		400	453

SEI Institutional International Trust / Annual Report / September 30, 2016	33

SCHEDULE OF INVESTMENTS

September 30, 2016

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.500%, 04/25/2017	EUR	350	$402
Caisse Francaise de Financement Local MTN
4.875%, 07/03/2017		220	257
3.625%, 02/26/2018		63	75
Casino Guichard Perrachon MTN
4.407%, 08/06/2019		700	868
Credit Agricole
6.637%, 05/29/2049 (B)		$515	514
Credit Agricole Assurances
4.750%, 09/27/2048 (B)	EUR	400	451
Credit Agricole Home Loan
3.250%, 03/23/2017		100	114
Dexia Credit Local MTN
2.000%, 01/22/2021		200	246
1.625%, 10/29/2018		565	660
1.375%, 09/18/2019		500	589
0.625%, 01/21/2022		1,550	1,810
Electricite de France
6.500%, 01/26/2019 (A)		$250	277
Elis
3.000%, 04/30/2022		250	282
Europcar Groupe
5.750%, 06/15/2022	EUR	145	167
France Government Bond OAT
0.500%, 05/25/2025		2,190	2,573
0.500%, 05/25/2026		3,620	4,215
0.250%, 11/25/2020		450	521
0.000%, 05/25/2020		1,590	1,822
0.000%, 05/25/2021		750	860
Government of France
4.750%, 04/25/2035		85	164
4.500%, 04/25/2041		220	447
4.000%, 10/25/2038		285	529
3.250%, 05/25/2045		1,290	2,271
2.500%, 05/25/2030		1,975	2,839
1.750%, 05/25/2023		1,900	2,427
0.500%, 11/25/2019		1,340	1,558
Loxam SAS
7.000%, 07/23/2022		150	182
Rexel
3.250%, 06/15/2022		240	276
SCOR
3.000%, 06/08/2046 (B)		1,000	1,140
SES
3.600%, 04/04/2023 (A)		$425	433
Societe Generale (B)
6.999%, 12/29/2049	EUR	150	180
5.922%, 04/05/2017 (A)		$180	182
Synlab Bondco
6.250%, 07/01/2022 (A)	EUR	160	190
TOTAL MTN(B)
2.708%, 12/29/2049		750	843

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.625%, 12/29/2049	EUR	200	$217
Valeo MTN
1.625%, 03/18/2026		100	121

			34,413

Germany — 5.4%
Allianz Finance II BV MTN
5.750%, 07/08/2041 (B)		700	914
Bundesobligation
0.000%, 04/09/2021		2,750	3,179
Bundesrepublik Deutschland
6.250%, 01/04/2030		770	1,595
4.000%, 01/04/2037		200	391
2.500%, 07/04/2044		2,905	5,050
2.500%, 08/15/2046		200	354
1.000%, 08/15/2025		3,135	3,925
0.500%, 02/15/2026		300	359
0.000%, 08/15/2026		4,150	4,720
Bundesrepublik Deutschland , Ser 00
5.500%, 01/04/2031		470	940
Bundesrepublik Deutschland , Ser 03
4.750%, 07/04/2034		280	570
Commerzbank MTN
7.750%, 03/16/2021		900	1,183
E.ON International Finance MTN
6.000%, 10/30/2019	GBP	300	449
EnBW Energie Baden-Wuerttemberg
3.375%, 04/05/2077 (B)	EUR	875	976
FMS Wertmanagement
1.125%, 12/07/2016		600	781
Grand City Properties
1.500%, 04/17/2025		700	810
HeidelbergCement MTN
2.250%, 06/03/2024		350	414
KFW
3.375%, 08/30/2017	CHF	370	396
RWE Finance MTN
6.500%, 08/10/2021	EUR	120	175
RWE Finance , Ser E MTN
6.250%, 06/03/2030	GBP	125	221
Volkswagen Financial Services MTN
1.750%, 08/21/2017		230	300

			27,702

Greece — 0.0%
Hellenic Republic Government Bond
4.750%, 04/17/2019 (A)	EUR	65	66

Guernsey — 0.1%
Credit Suisse Group Funding Guernsey MTN
1.250%, 04/14/2022		245	275

34	SEI Institutional International Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Indonesia — 0.2%
Indonesia Government International Bond MTN
2.875%, 07/08/2021	EUR	730	$876

Ireland — 1.4%
AIB Mortgage Bank MTN
0.625%, 07/27/2020		305	353
Ardagh Packaging Finance
4.125%, 05/15/2023 (A)		245	282
Bank of Ireland MTN
4.250%, 06/11/2024 (B)		220	245
Bank of Ireland Mortgage Bank
1.750%, 03/19/2019		450	529
0.500%, 01/20/2020		305	350
CRH Funding MTN
1.875%, 01/09/2024		250	306
Ireland Government Bond
4.500%, 10/18/2018		345	427
4.500%, 04/18/2020		300	396
3.400%, 03/18/2024		185	259
2.000%, 02/18/2045		350	473
1.000%, 05/15/2026		2,150	2,569
0.800%, 03/15/2022		300	356

			6,545

Israel — 0.0%
Israel Government Bond
4.250%, 03/31/2023	ILS	750	242

Italy — 7.1%
Assicurazioni Generali MTN
7.750%, 12/12/2042 (B)	EUR	1,300	1,713
Buoni Poliennali Del Tesoro
4.000%, 02/01/2037		555	845
FCA Capital Ireland MTN
2.875%, 01/26/2018		210	244
2.625%, 04/17/2019		350	415
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)		$200	183
1.125%, 03/04/2022	EUR	1,950	2,218
Italy Buoni Poliennali Del Tesoro
5.500%, 11/01/2022		3,255	4,743
5.000%, 08/01/2034		335	562
5.000%, 09/01/2040		1,000	1,742
4.750%, 09/01/2044 (A)		350	606
4.500%, 03/01/2024		100	142
4.000%, 09/01/2020		2,355	3,049
3.750%, 05/01/2021		561	731
3.750%, 09/01/2024		1,265	1,729
3.500%, 03/01/2030 (A)		1,290	1,807
3.250%, 09/01/2046 (A)		105	145
2.700%, 03/01/2047 (A)		650	805

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.500%, 12/01/2024	EUR	625	$788
2.000%, 12/01/2025		1,975	2,391
1.650%, 03/01/2032 (A)		110	126
1.600%, 06/01/2026		1,000	1,165
1.350%, 04/15/2022		4,347	5,131
0.750%, 01/15/2018		720	818
0.450%, 06/01/2021		3,125	3,541
LKQ Italia Bondco
3.875%, 04/01/2024		109	130
Snam MTN
1.375%, 11/19/2023		125	151
Wind Acquisition Finance
4.750%, 07/15/2020 (A)		$200	201

			36,121

Japan — 22.5%
Government of Japan 10 Year Bond
0.900%, 06/20/2022	JPY	782,200	8,231
0.800%, 09/20/2023		506,750	5,369
0.300%, 12/20/2024		281,100	2,886
0.100%, 06/20/2026		425,000	4,277
Government of Japan 10 Year Bond , Ser 308
1.300%, 06/20/2020		295,600	3,089
Government of Japan 10 Year Bond , Ser 314
1.100%, 03/20/2021		157,700	1,652
Government of Japan 20 Year Bond
1.700%, 06/20/2033		432,900	5,325
1.400%, 09/20/2034		558,000	6,605
1.000%, 12/20/2035		50,000	555
0.200%, 06/20/2036		30,000	287
Government of Japan 20 Year Bond , Ser 106
2.200%, 09/20/2028		46,600	582
Government of Japan 20 Year Bond , Ser 112
2.100%, 06/20/2029		158,700	1,980
Government of Japan 20 Year Bond , Ser 128
1.900%, 06/20/2031		55,000	685
Government of Japan 20 Year Bond , Ser 140
1.700%, 09/20/2032		877,850	10,763
Government of Japan 20 Year Bond , Ser 143
1.600%, 03/20/2033		298,400	3,620
Government of Japan 20 Year Bond , Ser 144
1.500%, 03/20/2033		146,650	1,756
Government of Japan 20 Year Bond , Ser 55
2.000%, 03/21/2022		305,050	3,384
Government of Japan 20 Year Bond , Ser 99
2.100%, 12/20/2027		397,600	4,865
Government of Japan 30 Year Bond
1.400%, 12/20/2045		47,000	585
0.300%, 06/20/2046		145,700	1,375
Government of Japan 30 Year Bond , Ser 30
2.300%, 03/20/2039		295,900	4,116
Government of Japan 30 Year Bond , Ser 33
2.000%, 09/20/2040		127,000	1,712

SEI Institutional International Trust / Annual Report / September 30, 2016	35

SCHEDULE OF INVESTMENTS

September 30, 2016

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Government of Japan 30 Year Bond , Ser 34
2.200%, 03/20/2041	JPY	55,700	$780
Government of Japan 30 Year Bond , Ser 36
2.000%, 03/20/2042		94,450	1,289
Government of Japan 30 Year Bond , Ser 38
1.800%, 03/20/2043		346,250	4,594
Government of Japan 30 Year Bond , Ser 44
1.700%, 09/20/2044		207,000	2,721
Government of Japan 40 Year Bond
0.400%, 03/20/2056		210,000	1,984
Government of Japan 40 Year Bond , Ser 6
1.900%, 03/20/2053		54,350	786
Government of Japan 5 Year Bond
0.300%, 09/20/2018		403,800	4,034
0.200%, 06/20/2019		514,950	5,152
0.100%, 12/20/2019		250,150	2,500
0.100%, 03/20/2020		470,550	4,706
0.100%, 12/20/2020		490,000	4,911
Japan Treasury Discount Bill (C)
0.000%, 11/21/2016		270,000	2,667
0.000%, 12/19/2016		200,000	1,976
Japanese Government CPI Linked Bond
0.100%, 03/10/2025		51,844	539
0.100%, 03/10/2026		236,800	2,467

			114,805

Kazakhstan — 0.1%
Tengizchevroil Finance International
4.000%, 08/15/2026 (A)		$385	381

Luxembourg — 0.2%
Altice Financing MTN
5.250%, 02/15/2023	EUR	235	274
Eurofins Scientific
3.375%, 01/30/2023		300	354
2.250%, 01/27/2022		200	231

			859

Malaysia — 0.2%
Malaysia Government Bond
5.734%, 07/30/2019	MYR	1,500	389
3.955%, 09/15/2025		1,475	364
3.418%, 08/15/2022		445	108

			861

Mexico — 1.5%
Mexican Bonos
8.000%, 06/11/2020	MXN	58,346	3,250
7.750%, 11/13/2042		11,690	698
Mexican Bonos , Ser M
6.500%, 06/10/2021		5,356	285
Mexican Bonos , Ser M20
10.000%, 12/05/2024		19,807	1,293

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Mexican Bonos , Ser M30
10.000%, 11/20/2036	MXN	1,235	$89
Mexico Government International Bond MTN
3.625%, 04/09/2029	EUR	275	367
Petroleos Mexicanos MTN
5.125%, 03/15/2023		425	534
4.625%, 09/21/2023 (A)		$148	148
1.875%, 04/21/2022	EUR	380	410
United Mexican States MTN
1.625%, 03/06/2024		416	483

			7,557

Morocco — 0.1%
Kingdom of Morocco
4.500%, 10/05/2020		370	468

Netherlands — 2.8%
ABN AMRO Bank MTN
6.375%, 04/27/2021		245	337
2.875%, 06/30/2025 (B)		1,000	1,178
2.875%, 01/18/2028 (B)		200	238
Achmea BV MTN
6.000%, 04/04/2043 (B)		210	257
Bharti Airtel International
4.000%, 12/10/2018		270	326
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.500%, 05/26/2026 (B)		260	305
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA MTN
6.875%, 03/19/2020		1,200	1,591
ING Bank MTN
3.500%, 11/21/2023 (B)		375	445
3.375%, 03/23/2017		125	143
3.000%, 04/11/2028 (B)		1,400	1,670
Kingdom of Netherlands
5.500%, 01/15/2028		295	538
4.000%, 01/15/2037 (A)		300	582
3.750%, 01/15/2042 (A)		60	121
2.000%, 07/15/2024 (A)		625	827
1.250%, 01/15/2019 (A)		485	569
0.250%, 01/15/2020		340	393
0.250%, 07/15/2025 (A)		574	666
0.250%, 07/15/2025 (A)		1,170	1,358
NN Group
4.625%, 04/08/2044 (B)		625	744
Rabobank Capital Funding Trust IV
5.556%, 12/31/2019 (B)	GBP	153	211
RWE Finance MTN
6.500%, 04/20/2021		245	389
Schaeffler Finance
2.500%, 05/15/2020	EUR	315	361

36	SEI Institutional International Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Shell International Finance
2.000%, 11/15/2018		$560	$567
Teva Pharmaceutical Finance Netherlands II BV
1.875%, 03/31/2027	EUR	260	308
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 07/21/2023		$244	245

			14,369

New Zealand — 0.5%
New Zealand Government Bond
6.000%, 05/15/2021	NZD	1,500	1,285
5.500%, 04/15/2023		320	281
3.000%, 04/15/2020		1,420	1,070
Reynolds Group Issuer
5.750%, 10/15/2020		$102	105
Westpac Securities MTN
0.875%, 06/24/2019	EUR	100	116

			2,857

Norway — 0.4%
DNB Bank
6.012%, 01/29/2049 (B)	GBP	150	198
Government of Norway
4.500%, 05/22/2019 (A)	NOK	2,120	291
3.750%, 05/25/2021 (A)		830	117
2.000%, 05/24/2023 (A)		645	86
Kommunalbanken MTN
1.000%, 03/15/2018 (A)		$800	800
SpareBank 1 Boligkreditt MTN
2.375%, 11/22/2016	EUR	170	192

			1,684

Panama — 0.1%
Carnival
1.875%, 11/07/2022		390	469

Poland — 0.6%
Republic of Poland
3.250%, 07/25/2025	PLN	3,792	1,022
2.500%, 07/25/2018		710	188
Republic of Poland , Ser 1019
5.500%, 10/25/2019		1,520	439
Republic of Poland , Ser 1021
5.750%, 10/25/2021		3,490	1,058
Republic of Poland , Ser E MTN
4.200%, 04/15/2020	EUR	200	258

			2,965

Portugal — 0.8%
EDP Finance BV MTN
1.125%, 02/12/2024		1,000	1,086
Obrigacoes do Tesouro
4.800%, 06/15/2020 (A)		1,070	1,338

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Portugal Obrigacoes do Tesouro OT
2.875%, 10/15/2025 (A)	EUR	1,197	$1,318

			3,742

Romania — 0.0%
Romanian Government International Bond MTN
4.625%, 09/18/2020		40	53
3.625%, 04/24/2024		20	26

			79

Singapore — 0.3%
Government of Singapore
4.000%, 09/01/2018	SGD	495	384
3.125%, 09/01/2022		275	220
3.000%, 09/01/2024		170	137
Lincoln Finance
6.875%, 04/15/2021	EUR	275	332
Temasek Financial I MTN
2.375%, 01/23/2023 (A)		$495	507

			1,580

Slovak Republic — 0.0%
Slovakia Government Bond
3.375%, 11/15/2024	EUR	110	158

Slovenia — 0.1%
Slovenia Government Bond
1.500%, 03/25/2035		380	425

South Africa — 0.1%
Republic of South Africa
8.000%, 01/31/2030	ZAR	8,625	577

South Korea — 0.6%
Korea Treasury Bond
4.250%, 06/10/2021	KRW	1,270,230	1,307
4.000%, 12/10/2031		708,440	868
3.750%, 12/10/2033		190,350	234
3.500%, 03/10/2024		194,510	203
3.250%, 09/10/2018		520,990	491
3.000%, 09/10/2024		186,630	190
2.750%, 03/10/2018		511,230	473
2.750%, 12/10/2044		122,370	144

			3,910

Spain — 5.7%
Banco de Sabadell
0.875%, 11/12/2021	EUR	400	472
Banco Popular Espanol
4.000%, 10/18/2016		100	113
3.750%, 01/22/2019		100	123
2.125%, 10/08/2019		100	120
Bankia
4.125%, 03/24/2036		350	563

SEI Institutional International Trust / Annual Report / September 30, 2016	37

SCHEDULE OF INVESTMENTS

September 30, 2016

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
BBVA International Preferred SAU
5.919%, 10/18/2008 (B)		$335	$334
CaixaBank
0.000%, 01/09/2018 (B)	EUR	200	225
Cirsa Funding Luxembourg
5.875%, 05/15/2023		165	193
5.750%, 05/15/2021		100	118
Ferrovial Emisiones MTN
3.375%, 06/07/2021		475	610
Fondo de Amortizacion del Deficit Electrico MTN
2.250%, 12/17/2016		700	791
Fondo de Amortizacion del Deficit Electrico
4.125%, 03/17/2017		200	229
Government of Spain
6.000%, 01/31/2029		465	814
5.900%, 07/30/2026 (A)		38	63
5.500%, 04/30/2021 (A)		780	1,096
4.700%, 07/30/2041 (A)		1,229	2,170
4.400%, 10/31/2023 (A)		388	557
4.200%, 01/31/2037 (A)		475	769
2.900%, 10/31/2046 (A)		1,640	2,218
2.750%, 10/31/2024 (A)		990	1,296
2.150%, 10/31/2025 (A)		290	364
1.950%, 07/30/2030 (A)		570	698
1.600%, 04/30/2025 (A)		535	645
1.400%, 01/31/2020		885	1,043
0.750%, 07/30/2021		11,000	12,784
Santander Consumer Finance
0.900%, 02/18/2020		300	343
Telefonica Emisiones MTN
5.375%, 02/02/2018	GBP	185	254

			29,005

Supra-National — 0.4%
European Investment Bank MTN
1.250%, 05/12/2025	SEK	7,500	909
European Investment Bank
1.900%, 01/26/2026	JPY	50,000	588
International Bank for Reconstruction & Development MTN
1.000%, 12/28/2016	GBP	600	781

			2,278

Sweden — 0.5%
Kingdom of Sweden
3.500%, 03/30/2039	SEK	545	96
1.500%, 11/13/2023		1,020	134
1.000%, 11/12/2026		1,250	158
Kingdom of Sweden , Ser 1047
5.000%, 12/01/2020		3,700	533
Kingdom of Sweden , Ser 1052
4.250%, 03/12/2019		5,275	690

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Nordea Bank MTN
4.000%, 03/29/2021	EUR	255	$329
Skandinaviska Enskilda Banken MTN
7.092%, 12/29/2049 (B)		210	254
Stadshypotek MTN
4.250%, 10/10/2017	AUD	600	468
Vattenfall
3.000%, 03/19/2077 (B)	EUR	175	181

			2,843

Switzerland — 1.9%
Credit Suisse Group Funding Guernsey
2.750%, 08/08/2025	GBP	750	968
Credit Suisse
5.750%, 09/18/2025 (B)	EUR	1,500	1,827
Demeter Investments BV for Zurich Insurance MTN
3.500%, 10/01/2046 (B)		1,300	1,524
Dufry Finance
4.500%, 08/01/2023		220	260
Glencore Finance Europe MTN
1.250%, 03/17/2021		300	334
Glencore Funding
2.875%, 04/16/2020 (A)		$200	199
2.125%, 04/16/2018 (A)		242	240
Government of Switzerland
3.500%, 04/08/2033	CHF	100	169
3.000%, 05/12/2019		160	182
2.000%, 04/28/2021		1,070	1,252
2.000%, 05/25/2022		110	132
1.500%, 04/30/2042		150	218
1.250%, 06/11/2024		260	309
LafargeHolcim Finance US
3.500%, 09/22/2026 (A)		$200	204
UBS Group Funding Jersey MTN
1.250%, 09/01/2026	EUR	1,700	1,898
UBS Group Funding Jersey
4.125%, 09/24/2025 (A)		$220	231

			9,947

Thailand — 0.2%
Thailand Government Bond
4.875%, 06/22/2029	THB	3,365	124
4.675%, 06/29/2044		1,800	72
3.650%, 12/17/2021		16,020	505
3.625%, 06/16/2023		7,815	249

			950

Turkey — 0.2%
Turkey Government Bond
9.400%, 07/08/2020	TRY	1,325	448
Turkey Government International Bond
5.125%, 05/18/2020	EUR	235	289

			737

38	SEI Institutional International Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
United Kingdom — 14.0%
AA Bond
4.720%, 07/02/2043		500	$683
Anglian Water Services Financing
6.875%, 08/21/2023	GBP	230	409
Arqiva Financing MTN
4.040%, 06/30/2020		220	305
Aviva MTN
3.375%, 12/04/2045 (B)	EUR	500	554
Bank of Scotland
7.281%, 05/29/2049 (B)	GBP	950	1,481
Barclays MTN
1.875%, 03/23/2021	EUR	1,750	2,029
Barclays Bank MTN
10.000%, 05/21/2021	GBP	180	302
BAT International Finance MTN
5.375%, 06/29/2017	EUR	425	497
4.000%, 11/23/2055	GBP	275	484
0.875%, 10/13/2023	EUR	625	728
Boparan Finance MTN
4.375%, 07/15/2021		160	167
BP Capital Markets
1.487%, 09/26/2018 (B)		$110	111
BP Capital Markets MTN
2.177%, 09/28/2021	EUR	245	302
British Telecommunications MTN
1.125%, 03/10/2023		300	353
Canary Wharf Finance II
6.455%, 04/22/2030	GBP	14	28
5.952%, 01/22/2035		20	35
Coventry Building Society MTN
4.625%, 04/19/2018		230	317
Delphi Automotive
1.500%, 03/10/2025	EUR	420	489
Direct Line Insurance Group
9.250%, 04/27/2042 (B)	GBP	100	161
FCE Bank MTN
4.825%, 02/15/2017		200	263
HBOS Capital Funding
6.461%, 11/30/2049 (B)		115	160
Heathrow Funding MTN
1.875%, 05/23/2022	EUR	750	916
HSBC Holdings
0.875%, 09/06/2024		1,500	1,678
HSBC Holdings MTN
3.125%, 06/07/2028		600	727
Imperial Tobacco Finance MTN
3.375%, 02/26/2026		400	543
International Game Technology
4.750%, 02/15/2023		160	193
Lecta
6.500%, 08/01/2023 (A)		113	125

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Lloyds Bank MTN
1.375%, 09/08/2022	EUR	420	$497
1.000%, 11/19/2021		300	349
Mondi Finance MTN
1.500%, 04/15/2024		900	1,071
National Grid Gas Finance MTN
1.125%, 09/22/2021	GBP	1,450	1,894
National Westminster Bank
6.500%, 09/07/2021		220	332
6.500%, 09/07/2021		1,300	1,965
Nationwide Building Society MTN
4.625%, 02/08/2021	EUR	550	746
4.125%, 03/20/2023 (B)		2,295	2,683
0.500%, 10/29/2019		345	392
Northumbrian Water Finance
6.875%, 02/06/2023	GBP	190	329
Pizzaexpress Financing
6.625%, 08/01/2021		155	196
Rio Tinto Finance MTN
4.000%, 12/11/2029		165	259
Royal Bank of Scotland MTN
6.934%, 04/09/2018	EUR	300	366
5.500%, 03/23/2020		675	893
3.875%, 10/19/2020		123	161
Royal Bank of Scotland Group
7.640%, 09/29/2017 (B)		$200	194
Santander UK MTN
4.250%, 04/12/2021	EUR	350	471
1.125%, 01/14/2022		330	384
Santander UK
6.222%, 05/29/2049 (B)	GBP	170	219
Sky MTN
1.500%, 09/15/2021	EUR	200	236
Standard Chartered
6.409%, 01/30/2049 (A)(B)		$500	485
TSB Banking Group MTN
5.750%, 05/06/2026 (B)	GBP	104	142
United Kingdom Gilt
4.500%, 09/07/2034		120	236
4.500%, 12/07/2042		1,500	3,223
4.250%, 12/07/2027		125	221
4.250%, 06/07/2032		2,600	4,859
4.250%, 06/07/2032		110	206
3.750%, 07/22/2052		135	289
3.500%, 01/22/2045		1,060	2,009
3.250%, 01/22/2044		910	1,642
2.750%, 09/07/2024		850	1,293
2.500%, 07/22/2065		2,620	4,706
2.250%, 09/07/2023		2,080	3,038
2.000%, 09/07/2025		4,300	6,233
1.750%, 07/22/2019		765	1,039
1.500%, 01/22/2021		1,750	2,396

SEI Institutional International Trust / Annual Report / September 30, 2016	39

SCHEDULE OF INVESTMENTS

September 30, 2016

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.500%, 07/22/2026	GBP	350	$486
1.250%, 07/22/2018		830	1,100
United Kingdom Treasury
5.000%, 03/07/2025		1,430	2,525
4.750%, 12/07/2030		1,035	1,996
4.250%, 03/07/2036		595	1,155
4.250%, 09/07/2039		1,170	2,346
4.250%, 12/07/2040		500	1,017
4.250%, 12/07/2046		130	281
Virgin Media Secured Finance
5.500%, 01/15/2021		300	428
Wales & West Utilities Finance
6.250%, 11/30/2021		240	392
Western Power Distribution West Midlands
3.875%, 10/17/2024		230	351

			71,771

United States — 5.4%
21st Century Fox America
4.500%, 02/15/2021		$75	83
Adient Global Holdings
3.500%, 08/15/2024 (A)	EUR	110	124
Aetna
3.200%, 06/15/2026		$250	254
2.750%, 11/15/2022		40	41
Altria Group
4.750%, 05/05/2021		180	203
4.250%, 08/09/2042		265	287
American International Group
5.750%, 03/15/2067 (B)	GBP	150	196
Amgen
1.250%, 02/25/2022		550	649
Anthem
4.650%, 01/15/2043		$110	120
2.300%, 07/15/2018		150	152
AT&T
4.875%, 06/01/2044	GBP	130	220
Bank of America MTN
5.500%, 11/22/2021		225	338
2.375%, 06/19/2024	EUR	835	1,051
0.537%, 03/28/2018 (B)		300	337
0.247%, 09/14/2018 (B)		375	420
Berkshire Hathaway
1.125%, 03/16/2027		297	341
0.500%, 03/13/2020		570	651
Carnival
1.625%, 02/22/2021		180	212
CenturyLink
7.500%, 04/01/2024		$130	139
Coca-Cola
1.100%, 09/02/2036		145	162
ConocoPhillips
5.750%, 02/01/2019		420	458

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Crown European Holdings
2.625%, 09/30/2024 (A)	EUR	240	$266
DH Europe Finance
1.700%, 01/04/2022		535	647
Diamond Offshore Drilling
4.875%, 11/01/2043		$270	187
Discovery Communications
1.900%, 03/19/2027	EUR	360	398
FedEx
1.000%, 01/11/2023		560	648
GE Capital European Funding Unlimited MTN
2.250%, 07/20/2020		1,300	1,584
General Electric
1.875%, 05/28/2027		300	379
Goldman Sachs Group MTN
3.000%, 02/12/2031		926	1,183
2.000%, 07/27/2023		230	278
1.625%, 07/27/2026		825	940
Goldman Sachs Group
2.625%, 04/25/2021		$425	432
Hertz Holdings Netherlands BV
4.125%, 10/15/2021 (A)	EUR	114	131
Hess
4.300%, 04/01/2027		$488	492
Honeywell International
1.300%, 02/22/2023		240	287
HSBC Holdings
2.950%, 05/25/2021		375	380
JPMorgan Chase MTN
0.829%, 05/30/2017 (B)	GBP	100	129
JPMorgan Chase
3.200%, 06/15/2026		$425	436
Lam Research
2.800%, 06/15/2021		359	368
Mellon Capital III
1.875%, 09/05/2066 (B)	GBP	300	360
Molson Coors Brewing
1.250%, 07/15/2024	EUR	1,710	1,978
Mondelez International
2.375%, 03/06/2035		250	300
Morgan Stanley MTN
1.750%, 01/30/2025		830	988
Morgan Stanley
1.875%, 03/30/2023		490	592
National Capital Trust I (B)
5.620%, 12/17/2018 (A)	GBP	35	48
5.620%, 09/29/2049		150	204
Nordea Bank MTN
2.250%, 05/27/2021 (A)		$425	430
Odebrecht Finance
7.125%, 06/26/2042		280	112

40	SEI Institutional International Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
ONEOK Partners
3.800%, 03/15/2020		$128	$132
Philip Morris International MTN
2.875%, 03/03/2026	EUR	335	451
1.875%, 03/03/2021		300	364
Plains All American Pipeline
3.600%, 11/01/2024		$155	150
PNC Funding
5.125%, 02/08/2020		300	333
3.300%, 03/08/2022		150	159
Priceline Group
1.800%, 03/03/2027		380	429
Principal Financial Group
1.850%, 11/15/2017		175	176
Prologis International Funding II MTN
2.875%, 04/04/2022	EUR	220	277
Province of Quebec Canada
2.500%, 04/20/2026		$70	72
Provincia de Buenos Aires
5.750%, 06/15/2019 (A)		179	185
Prudential Financial
5.625%, 06/15/2043 (B)		125	135
Republic Services
4.750%, 05/15/2023		155	176
Ryder System MTN
5.850%, 11/01/2016		116	116
S&P Global
4.400%, 02/15/2026		313	350
Sabine Pass Liquefaction
5.625%, 04/15/2023		195	208
Santander Issuances
5.179%, 11/19/2025		400	408
Seagate HDD Cayman
4.750%, 06/01/2023		101	100
4.750%, 01/01/2025		123	116
Skandinaviska Enskilda Banken
1.422%, 09/13/2019 (A)(B)		200	200
Societe Generale MTN
2.500%, 04/08/2021 (A)		500	513
Thermo Fisher Scientific
1.500%, 12/01/2020		426	502
0.750%, 09/12/2024		155	174
United Technologies
1.125%, 12/15/2021		390	459
Vale Overseas
5.875%, 06/10/2021		169	177
Valeant Pharmaceuticals International
4.500%, 05/15/2023 (A)	EUR	170	151
Verizon Communications
2.625%, 12/01/2031		325	422
Weatherford International
4.500%, 04/15/2022		$20	17

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Wells Fargo MTN
4.600%, 04/01/2021		$75	$83
Williams Partners
3.900%, 01/15/2025		128	128
ZF North America Capital
2.750%, 04/27/2023	EUR	200	239

			28,017

Total Global Bonds (Cost $466,753) ($ Thousands)			477,671

MORTGAGE-BACKED SECURITIES — 2.8%

Agency Mortgage-Backed Obligation — 0.7%
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M1
1.524%, 02/25/2024 (B)		$152	152
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ2, Cl M1
1.974%, 09/25/2024 (B)		179	180
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M2
2.375%, 10/25/2027 (B)		490	498
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
3.125%, 12/25/2027 (B)		205	210
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M1
1.674%, 12/25/2027 (B)		97	97
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M1
1.574%, 03/25/2025 (B)		30	30
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ2, Cl M1
1.624%, 05/25/2025 (B)		203	203
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M2
3.325%, 05/25/2028 (B)		270	279
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M2
3.325%, 07/25/2028 (B)		276	285
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, Cl M3
6.875%, 09/25/2028 (B)		250	281

			2,215

Non-Agency Mortgage-Backed Obligation — 2.1%
Banc of America Commercial Mortgage, Ser 2007-5, Cl A4
5.492%, 02/10/2051		109	111
Banc of America Commercial Mortgage, Ser 2015-UBS7, Cl A4
3.705%, 09/15/2048		180	198

SEI Institutional International Trust / Annual Report / September 30, 2016	41

SCHEDULE OF INVESTMENTS

September 30, 2016

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
3.358%, 09/25/2034 (B)	$42	$41
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl AJ
5.611%, 09/11/2041 (B)	54	54
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A4
3.024%, 09/10/2045	125	132
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl D
5.063%, 03/10/2047 (A)(B)	20	17
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A3
2.935%, 04/10/2048	30	31
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A4
3.192%, 04/10/2048	15	16
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl A4
3.762%, 06/10/2048	65	71
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl A4
3.818%, 11/10/2048	55	61
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A4
2.959%, 05/25/2035 (B)	398	371
COBALT Commercial Mortgage Trust, Ser 2006- C1, Cl AM
5.254%, 08/15/2048	30	30
COMM Mortgage Trust, Ser 2006-C8, Cl A1A
5.292%, 12/10/2046	14	14
COMM Mortgage Trust, Ser 2012-CR1, Cl A3
3.391%, 05/15/2045	15	16
COMM Mortgage Trust, Ser 2012-CR4, Cl A3
2.853%, 10/15/2045	130	136
COMM Mortgage Trust, Ser 2012-CR5, Cl A3
2.540%, 12/10/2045	125	128
COMM Mortgage Trust, Ser 2012-CRE4, Cl XA, IO
2.067%, 10/15/2045 (B)	170	13
COMM Mortgage Trust, Ser 2012-LC4, Cl A4
3.288%, 12/10/2044	120	128
COMM Mortgage Trust, Ser 2013-CCRE9, Cl A4
4.238%, 07/10/2045 (B)	90	101
COMM Mortgage Trust, Ser 2013-CR10, Cl A4
4.210%, 08/10/2046 (B)	80	90
COMM Mortgage Trust, Ser 2013-CR6, Cl D
4.310%, 03/10/2046 (A)(B)	515	458
COMM Mortgage Trust, Ser 2013-CR6, Cl A4
3.101%, 03/10/2046	135	142
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	130	139

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR9, Cl A3
4.022%, 07/10/2045	$50	$55
COMM Mortgage Trust, Ser 2013-LC13, Cl A5
4.205%, 09/10/2023	45	50
COMM Mortgage Trust, Ser 2014-CCRE14, Cl A3
3.955%, 02/10/2047	70	77
COMM Mortgage Trust, Ser 2014-CR16, Cl A4
4.051%, 04/10/2047	25	28
COMM Mortgage Trust, Ser 2014-CR19, Cl A5
3.796%, 08/10/2047	180	197
COMM Mortgage Trust, Ser 2014-CR21, Cl A3
3.528%, 12/10/2047	75	81
COMM Mortgage Trust, Ser 2014-SAVA, Cl A
1.658%, 06/15/2034 (A)(B)	122	122
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	25	28
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	95	103
COMM Mortgage Trust, Ser 2015-3BP, Cl A
3.178%, 02/10/2035 (A)	100	105
COMM Mortgage Trust, Ser 2015-CR23, Cl A4
3.497%, 05/10/2048	80	86
COMM Mortgage Trust, Ser 2015-CR24, Cl A5
3.696%, 08/10/2048	90	98
COMM Mortgage Trust, Ser 2015-DC1, Cl A5
3.350%, 02/10/2048	155	164
COMM Mortgage Trust, Ser 2015-LC19, Cl A4
3.183%, 02/10/2048	70	74
COMM Mortgage Trust, Ser 2015-PC1, Cl A4
3.620%, 07/10/2050	50	54
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A4B
6.296%, 12/10/2049 (B)	194	199
Commercial Mortgage Pass Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 10/15/2045	70	73
Commercial Mortgage Pass Through Certificates, Ser CR14, Cl XA, IO
0.994%, 02/10/2047 (B)	685	24
Commercial Mortgage Pass-Through Certificates, Ser 2008-C1, Cl A3
6.267%, 02/15/2041 (B)	55	57
Commercial Mortgage Trust, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	370	373
Credit Suisse Commercial Mortgage Trust Series, Ser 2007-C2, Cl A3
5.542%, 01/15/2049 (B)	15	15
Credit Suisse Commercial Mortgage Trust, Ser 2007-C3, Cl A4
5.889%, 06/15/2039 (B)	114	115

42	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX
4.877%, 04/15/2037	$27	$24
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl XA, IO
1.055%, 06/15/2057 (B)	537	29
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A4
3.691%, 08/15/2048	160	175
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl D
3.508%, 08/15/2048 (B)	75	56
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048	155	170
CSAIL Commercial Mortgage Trust, Ser 2016-C5, Cl XA, IO
1.213%, 11/15/2048 (B)	997	66
FNMA Connecticut Avenue Securities, Ser 2013-C01, Cl M1
2.525%, 10/25/2023 (B)	61	62
FNMA Connecticut Avenue Securities, Ser 2014-C01, Cl M1
2.124%, 01/25/2024 (B)	439	442
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.474%, 05/25/2024 (B)	8	8
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M1
2.625%, 11/25/2024 (B)	80	80
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M1
1.725%, 05/25/2025 (B)	35	35
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M1
2.588%, 09/25/2028 (B)	441	447
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
4.775%, 01/25/2029 (B)	95	97
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M1
1.875%, 01/25/2029 (B)	155	155
GE Commercial Mortgage Trust, Ser 2007-C1, Cl AM
5.606%, 12/10/2049 (B)	35	35
GS Mortgage Securities II, Ser 2007-GG10, Cl A4
5.988%, 08/10/2045 (B)	134	136
GS Mortgage Securities II, Ser 2012-ALOH, Cl A
3.551%, 04/10/2034 (A)	100	108
GS Mortgage Securities II, Ser GC30, Cl A4
3.382%, 05/10/2050	160	171

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2011-GC5, Cl XA, IO
1.572%, 08/10/2044 (A)(B)	$339	$18
GS Mortgage Securities Trust, Ser 2013-GC13, Cl XA, IO
0.299%, 07/10/2046 (B)	2,797	18
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A4
4.074%, 01/10/2047	95	106
GS Mortgage Securities Trust, Ser 2014-GC20, Cl D
5.029%, 04/10/2047 (A)(B)	80	57
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 4A1
2.378%, 01/25/2035 (B)	96	90
JPMBB Commercial Mortgage Securities, Ser 2014-C23, Cl XA, IO
1.014%, 09/15/2047 (B)	987	37
JPMBB Commercial Mortgage Securities, Ser 2014-C26, Cl A4
3.494%, 01/15/2048	15	16
JPMBB Commercial Mortgage Securities, Ser 2015-C27, Cl A4
3.179%, 02/15/2048	25	26
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl A3
5.336%, 05/15/2047	37	37
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-C1, Cl A4
5.716%, 02/15/2051	39	40
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB19, Cl A4
5.882%, 02/12/2049 (B)	143	145
JPMorgan Chase Commercial Mortgage Securities, Ser 2008-C2, Cl A4FL
2.018%, 02/12/2051 (B)	305	297
JPMorgan Chase Commercial Mortgage Securities, Ser 2008-C2, Cl A4
6.068%, 02/12/2051	27	28
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl A3
2.829%, 10/15/2045	135	141
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A5
2.840%, 12/15/2047	135	141
JPMorgan Chase Commercial Mortgage Securities, Ser 2014-INN, Cl A
1.444%, 06/15/2029 (A)(B)	130	129
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
2.798%, 12/25/2034 (B)	78	78
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.858%, 07/15/2040 (B)	86	87

SEI Institutional International Trust / Annual Report / September 30, 2016	43

SCHEDULE OF INVESTMENTS

September 30, 2016

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust, Ser 2008-C1, Cl A2
6.287%, 04/15/2041 (B)	$40	$42
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.458%, 03/10/2049 (A)(B)	159	159
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.419%, 08/12/2048	40	40
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A4
3.176%, 08/15/2045	40	42
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A4
2.858%, 11/15/2045	100	105
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
2.518%, 07/15/2046 (B)	175	196
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C12, Cl A4
4.259%, 10/15/2046 (B)	65	74
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl A3
3.766%, 11/15/2046	130	143
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl A5
4.064%, 02/15/2047	25	28
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C17, Cl A5
3.741%, 08/15/2047	65	71
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C19, Cl A4
3.526%, 12/15/2047	55	60
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C20, Cl A4
3.249%, 02/15/2048	65	69
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C22, Cl A4
3.306%, 04/15/2048	60	64
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C26, Cl XA, IO
1.272%, 10/15/2048 (B)	134	10
Morgan Stanley Capital I Trust, Ser 2006-T21, Cl D
5.400%, 10/12/2052 (A)(B)	15	14
Morgan Stanley Capital I Trust, Ser 2006-T21, Cl E
5.400%, 10/12/2052 (A)(B)	10	9
Morgan Stanley Capital I Trust, Ser 2007-HQ13, Cl A3
5.569%, 12/15/2044	93	96

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2007-IQ14, Cl A4
5.692%, 04/15/2049 (B)	$160	$162
Morgan Stanley Capital I Trust, Ser 2008-TOP29, Cl D
6.477%, 01/11/2043 (A)(B)	35	35
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A4
3.244%, 03/15/2045	140	149
Morgan Stanley Re-REMIC Trust, Ser 2010-GG10, Cl A4A
5.988%, 08/15/2045 (A)(B)	164	165
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2043 (A)(B)	135	140
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A2B
4.144%, 01/05/2043 (A)(B)	120	127
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A4
3.091%, 08/10/2049	40	42
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	130	137
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A4
3.244%, 04/10/2046	120	127
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A3
2.971%, 04/10/2046	70	72
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl D
4.935%, 10/15/2045 (A)(B)	35	34
Wells Fargo Commercial Mortgage Trust, Ser 2015-C29, Cl A4
3.637%, 06/15/2048	180	195
Wells Fargo Commercial Mortgage Trust, Ser 2015-C30, Cl A3
3.411%, 09/15/2058	165	177
Wells Fargo Commercial Mortgage Trust, Ser 2015-LC22, Cl A4
3.839%, 09/15/2058	35	38
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS1, Cl D
4.241%, 05/15/2048 (B)	65	53
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (A)(B)	120	135
WFRBS Commercial Mortgage Trust, Ser 2011-C5, Cl A4
3.667%, 11/15/2044	45	49

44	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl A3
2.875%, 12/15/2045	$195	$203
WFRBS Commercial Mortgage Trust, Ser 2012-C6, Cl D
5.771%, 04/15/2045 (A)(B)	55	57
WFRBS Commercial Mortgage Trust, Ser 2012-C8, Cl A3
3.001%, 08/15/2045	20	21
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A3
2.870%, 11/15/2045	75	79
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl A5
3.995%, 05/15/2047	100	111
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl A5
3.678%, 08/15/2047	60	65
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl A5
3.607%, 11/15/2047	75	81
WFRBS Commerical Mortgage Trust, Ser 2013-C15, Cl A3
3.881%, 08/15/2046	70	76

		12,215

Total Mortgage-Backed Securities (Cost $14,342) ($ Thousands)		14,430

CORPORATE OBLIGATIONS — 1.1%
United States — 1.1%
Allison Transmission
5.000%, 10/01/2024 (A)	290	297
Anadarko Petroleum
6.375%, 09/15/2017	42	44
CenturyLink
6.450%, 06/15/2021	144	154
Charter Communications Operating
4.908%, 07/23/2025 (A)	375	414
3.579%, 07/23/2020 (A)	180	188
CNA Financial
7.250%, 11/15/2023	110	134
Cox Communications
2.950%, 06/30/2023 (A)	127	125
Diamond 1 Finance
5.450%, 06/15/2023 (A)	240	257
4.420%, 06/15/2021 (A)	240	251
Enterprise Products Operating
5.950%, 02/01/2041	70	81
General Motors Financial
2.025%, 04/10/2018 (B)	328	329

Description		Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hewlett Packard Enterprise
4.900%, 10/15/2025 (A)		$350	$374
JPMorgan Chase MTN
2.295%, 08/15/2021		323	324
Mylan
3.150%, 06/15/2021 (A)		349	356
Navient MTN
5.500%, 01/15/2019		248	252
Pioneer Natural Resources
4.450%, 01/15/2026		75	81
PNC Bank
2.700%, 11/01/2022		445	452
S&P Global
5.900%, 11/15/2017		325	339
Time Warner
4.875%, 03/15/2020		150	166
Transocean
9.000%, 07/15/2023 (A)		280	271
Western Digital
7.375%, 04/01/2023 (A)		265	291
Williams Partners
4.000%, 11/15/2021		150	155

Total Corporate Obligations (Cost $5,152) ($ Thousands)			5,335

U.S. TREASURY OBLIGATION — 0.6%
U.S. Treasury Inflation Indexed Bonds
0.250%, 01/15/2025		3,160	3,219

Total U.S. Treasury Obligation (Cost $3,203) ($ Thousands)			3,219

ASSET-BACKED SECURITY — 0.0%

Other Asset-Backed Securities — 0.0%
Volta Electricity Receivables, Ser 2013-1, Cl SNR
4.172%, 02/16/2017	EUR	36	41

Total Asset-Backed Security (Cost $47) ($ Thousands)			41

Total Investments — 98.2% (Cost $489,497) ($ Thousands)			$500,696

SEI Institutional International Trust / Annual Report / September 30, 2016	45

SCHEDULE OF INVESTMENTS

September 30, 2016

International Fixed Income Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
3 Month Euribor	18	Dec-2016	$(1)
Australian 10-Year Bond	13	Dec-2016	6
Australian 3-Year Bond	(1)	Dec-2016	–
Canadian 10-Year Bond	(6)	Dec-2016	2
Euro	(180)	Dec-2016	20
Euro-Bob	(24)	Dec-2016	(10)
Euro-Bund	(18)	Dec-2016	(23)
Euro-Buxl 30 Year Bond	(3)	Dec-2016	(3)
Euro-OAT 10 Year Bond	(1)	Dec-2016	(1)
Euro-Schatz	50	Dec-2016	4
Japanese 10-Year Bond	3	Dec-2016	16
Japanese 10-Year MINI	79	Dec-2016	40
Long Gilt 10-Year Bond	(53)	Dec-2016	53
U.S. 10-Year Treasury Note	(88)	Dec-2016	(47)
U.S. 2-Year Treasury Note	(49)	Dec-2016	–
U.S. 5-Year Treasury Note	(83)	Dec-2016	(14)
U.S. Long Treasury Bond	40	Dec-2016	(111)
U.S. Ultra Long Treasury Bond	(22)	Dec-2016	10
Ultra 10-Year U.S. Treasury Bond	(17)	Dec-2016	(5)

			$(64)

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/04/16	USD	201	PLN	769	$—
11/10/16	USD	204	CAD	269	1
10/04/16-11/04/16	USD	320	CAD	415	(4)
10/04/16-10/04/16	USD	817	MXN	15,140	(34)
10/04/16	USD	877	MYR	3,619	(2)
10/04/16-11/04/16	USD	1,395	NOK	11,370	27
11/04/16	USD	135	NOK	1,080	—
10/04/16-11/04/16	USD	2,778	NZD	3,786	(25)
10/04/16	USD	3,893	KRW	4,308,616	20
11/04/16	USD	440	SEK	3,780	2
10/04/16-12/07/16	USD	3,772	SEK	32,055	(23)
10/04/16	CHF	2,375	USD	2,463	13
10/04/16-11/04/16	CHF	3,003	USD	3,100	(4)
10/04/16-10/28/16	USD	5,079	AUD	6,683	32
11/04/16-11/04/16	USD	575	AUD	751	(1)
10/11/16-11/04/16	USD	3,243	GBP	2,500	5
10/04/16-11/04/16	USD	3,428	GBP	2,586	(69)
10/04/16	MYR	3,619	USD	898	23
11/04/16	MYR	3,619	USD	876	—
10/04/16-12/14/16	SGD	7,338	USD	5,394	9
10/04/16-11/04/16	USD	3,011	JPY	308,757	38
10/04/16-11/04/16	USD	5,513	JPY	553,588	(41)
10/04/16-11/04/16	NZD	9,509	USD	6,942	31
10/04/16-10/14/16	NZD	2,077	USD	1,492	(18)

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/04/16-11/04/16	NOK	12,489	USD	1,531	$(32)
10/04/16-11/04/16	PLN	7,493	USD	1,961	4
10/07/16	PLN	7,040	USD	1,770	(70)
11/04/16	ZAR	7,652	USD	563	10
10/04/16	ZAR	7,652	USD	538	(19)
10/04/16-11/04/16	AUD	12,109	USD	9,301	42
10/04/16-11/04/16	AUD	12,677	USD	9,560	(140)
10/04/16-11/04/16	USD	9,239	EUR	8,247	31
10/04/16-10/11/16	USD	15,880	EUR	14,104	(27)
10/04/16-12/07/16	SEK	25,953	USD	3,069	35
10/04/16	CZK	13,857	USD	579	2
11/04/16	CZK	13,857	USD	577	—
11/03/16	BRL	13,909	USD	4,253	9
10/04/16-01/04/17	BRL	20,169	USD	5,644	(513)
10/04/16-11/10/16	CAD	44,645	USD	34,544	565
10/04/16-11/10/16	CAD	11,182	USD	8,461	(50)
10/04/16-11/04/16	THB	62,626	USD	1,810	2
10/04/16-11/16/16	GBP	28,727	USD	37,854	535
11/04/16-11/16/16	GBP	36,915	USD	47,948	(35)
10/04/16-10/04/16	MXN	39,560	USD	2,106	62
11/04/16-11/22/16	MXN	58,376	USD	2,974	(28)
10/04/16-11/18/16	EUR	64,142	USD	72,417	294
10/04/16-11/14/16	EUR	236,248	USD	264,034	(1,714)
10/04/16-11/04/16	KRW	8,617,232	USD	7,737	(88)
10/04/16-11/04/16	JPY	12,850,500	USD	127,851	855
10/04/16-11/04/16	JPY	3,852,391	USD	37,378	(678)
10/05/16-11/04/16	ILS	1,554	USD	413	(1)
10/06/16	USD	944	TWD	29,774	6
10/06/16	TWD	29,604	USD	935	(10)
10/11/16	USD	3,833	DKK	25,409	3
10/11/16	DKK	21,432	USD	3,211	(25)
10/13/16-10/13/16	USD	1,978	RUB	128,416	55
10/13/16	RUB	128,976	USD	1,992	(50)
10/21/16	JPY	197,883	GBP	1,459	(60)
11/28/16	USD	470	TRY	1,414	(3)
12/12/16-03/08/17	USD	239	ARS	4,411	32
06/14/17-06/16/17	USD	241	ARS	4,100	(1)
12/12/16	ARS	894	USD	57	1
12/15/16	USD	1,355	INR	91,730	8
12/20/16	EUR	3,405	CZK	92,000	9
01/04/17	USD	1,706	BRL	6,397	209

					$(795)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(22,162)	$22,640	$478
Bank of Montreal	(103,622)	103,746	124
Barclays PLC	(11,577)	11,464	(113)
BNP Paribas	(4,366)	4,345	(21)

46	SEI Institutional International Trust / Annual Report / September 30, 2016

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Brown Brothers Harriman	$(49,748)	$49,280	$(468)
Citigroup	(131,757)	132,652	895
Commonwealth Bank Of Australia	(2,395)	2,398	3
Credit Suisse First Boston	(8,965)	8,944	(21)
Deutsche Bank	(628)	613	(15)
Goldman Sachs	(91,519)	91,732	213
HSBC	(47,068)	46,982	(86)
ITG	(55,227)	54,370	(857)
JPMorgan Chase Bank	(14,428)	14,430	2
Merrill Lynch	(5,191)	5,192	1
Morgan Stanley	(10,329)	10,360	31
National Australia Capital Markets	(79,220)	78,722	(498)
National Bank of Australia	(113,374)	112,757	(617)

A list of the open OTC swap agreements held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
RBC	$(10,704)	$10,813	$109
Royal Bank of Scotland	(1,191)	1,189	(2)
SG Cowen	(5,566)	5,569	3
Standard Chartered	(8,129)	8,159	30
State Street	(3,352)	3,334	(18)
TD Securities	(373)	371	(2)
UBS	(3,307)	3,307	—
USAllianz	(4,402)	4,437	35
Wells Fargo	(61)	60	(1)
Westpac Banking	(1,919)	1,919	—

			$ (795)

For the year ended September 30, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Credit Suisse	Cmbx.Na.Bb.6	SELL	5.00	05/11/49	(370)	$(1)
Credit Suisse	Cmbx.Na.Bb.6	SELL	5.00	05/11/49	(240)	(11)
Credit Suisse	Cmbx.Na.Bbb-.6	SELL	3.00	05/11/49	(373)	(6)
Credit Suisse	Cmbx.Na.Bbb-.6	SELL	3.00	05/11/49	(127)	(2)
Credit Suisse	Cmbx.Na.Bbb-.6	SELL	3.00	05/11/49	(134)	(3)
Credit Suisse	Cmbx.Na.Bbb-.6	SELL	3.00	05/11/49	(460)	(5)
Deutsche Bank	Cmbx.Na.Bbb-.6	SELL	3.00	05/11/49	(406)	(6)

						$(34)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2016, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	2.13%	3-Month USD - LIBOR	11/09/25	USD	2,240	$(149)

For the year ended September 30, 2016, the total amount of all swap agreements, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $510,058 ($ Thousands).

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $48,478 ($ Thousands), representing 9.5% of the net assets of the Fund.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.
(C)	The rate reported is the effective yield at the time of purchase.

ARS — Argentine Peso

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

COP — Colombian Peso

CPI — Consumer Price Index

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

ILS — Israeli Shekel

INR — India Rupee

IO — Interest Only

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

SEI Institutional International Trust / Annual Report / September 30, 2016	47

SCHEDULE OF INVESTMENTS

September 30, 2016

International Fixed Income Fund (Concluded)

PLN — Polish Zloty

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

THB — Thai Bhat

TRY — New Turkish Lira

TWD — Taiwan Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$–	$477,671	$–	$477,671
Mortgage-Backed Securities	–	14,430	–	14,430
Corporate Obligations	–	5,335	–	5,335
U.S. Treasury Obligation	–	3,219	–	3,219
Asset-Backed Security	–	41	–	41

Total Investments in Securities	$–	$500,696	$–	$500,696

Other Financial Instruments	Level 1		Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$151		$—	$—	$151
Unrealized Depreciation	(215)		—	—	(215)
Forwards Contracts *
Unrealized Appreciation	—		2,970	—	2,970
Unrealized Depreciation	—		(3,765)	—	(3,765)
OTC Swaps
Credit Default Swaps *
Unrealized Depreciation	—		(34)	—	(34)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Depreciation	—		(149)	—	(149)

Total Other Financial Instruments		$(64)	$(978)	$—	$(1,042)

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48	SEI Institutional International Trust / Annual Report / September 30, 2016

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Markets Debt Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 96.6%

Angola — 0.3%
Angolan Government International Bond
9.500%, 11/12/2025 (A)		$4,579	$4,551
Republic of Angola Via Northern Lights III
7.000%, 08/16/2019		562	562

			5,113

Argentina — 3.8%
Arcor SAIC
6.000%, 07/06/2023 (B)		183	195
Argentina Bonar Bonds (C)
27.919%, 10/09/2017	ARS	4,870	344
25.645%, 03/01/2018		4,696	320
25.182%, 03/11/2019		11,481	781
Argentine Bonad Bonds
2.400%, 03/18/2018		$1,568	1,520
Argentine Bonos del Tesoro
21.200%, 09/19/2018	ARS	26,573	1,772
Argentine Republic Government International
Bond
7.625%, 04/22/2046 (B)		$40	45
Cablevision
6.500%, 06/15/2021 (B)		214	223
City of Buenos Aires Argentina
7.500%, 06/01/2027 (B)		969	1,055
Petrobras Argentina
7.375%, 07/21/2023 (B)		270	279
Provincia de Buenos Aires
9.950%, 06/09/2021 (B)		1,240	1,426
Provincia de Cordoba
7.125%, 06/10/2021 (B)		531	558
Republic of Argentina
8.280%, 12/31/2033		9,057	10,393
8.280%, 12/31/2033		4,154	4,642
7.820%, 12/31/2033	EUR	10,027	12,593
7.820%, 12/31/2033		3,808	4,731
7.500%, 04/22/2026		$751	847
7.500%, 04/22/2026		866	977
7.125%, 07/06/2036		1,107	1,172

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.875%, 04/22/2021		$735	$800
6.875%, 04/22/2021		274	298
6.250%, 04/22/2019		85	90
6.250%, 04/22/2019		150	159
4.191%, 12/15/2035 (C)	EUR	18,877	2,211
3.380%, 03/31/2019 (D)		942	694
3.043%, 12/15/2035 (C)		$1,203	126
2.500%, 03/31/2019 (D)		2,315	1,646
0.750%, 02/22/2017		3,138	3,068
0.044%, 12/15/2035 (C)		11,382	1,212
YPF
8.750%, 04/04/2024 (A)(B)		338	375
8.500%, 07/28/2025 (B)		2,463	2,709
YPF MTN
31.354%, 07/07/2020 (B)(C)		500	583

			57,844

Armenia — 0.2%
Republic of Armenia
7.150%, 03/26/2025 (B)		2,476	2,631

Azerbaijan — 1.1%
Republic of Azerbaijan
4.750%, 03/18/2024 (B)		1,116	1,157
Southern Gas Corridor
6.875%, 03/24/2026		3,379	3,784
State Oil of the Azerbaijan Republic	MTN
4.750%, 03/13/2023		4,332	4,269
4.750%, 03/13/2023 (A)		500	493
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		1,263	1,372
6.950%, 03/18/2030		6,126	6,647

			17,722

Bahrain — 0.0%
Bahrain Government International Bond
7.000%, 01/26/2026 (B)		641	676

Belize — 0.1%
Belize Government International Bond
6.767%, 08/20/2017 (D)		2,637	1,444

Bermuda — 0.2%
Government of Bermuda
4.854%, 02/06/2024		2,480	2,740

Brazil — 8.6%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (B)		660	711
Braskem Finance
5.750%, 04/15/2021		1,797	1,884
Brazil Letras do Tesouro Nacional (E)
17.573%, 07/01/2019	BRL	11,540	2,637

SEI Institutional International Trust / Annual Report / September 30, 2016	49

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
15.050%, 01/01/2019	BRL	93,674	$22,578
14.857%, 01/01/2020		25,000	5,400
13.450%, 07/01/2018		23,119	5,861
12.701%, 01/01/2017		8,210	2,447
10.673%, 01/01/2018		59,944	15,986
6.670%, 01/01/2019		8,972	2,158
Brazil Loan Trust 1
5.477%, 07/24/2023 (B)		$507	512
5.477%, 07/24/2023		300	302
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		1,176	1,158
5.333%, 02/15/2028		3,952	3,893
Brazil Notas do Tesouro Nacional Serie B
6.000%, 08/15/2022	BRL	4,000	3,650
Brazil Notas do Tesouro Nacional
10.000%, 01/01/2017		197	60
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 05/15/2035		1,000	947
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2019		850	254
10.000%, 01/01/2021		19,202	5,620
10.000%, 01/01/2023		27,303	7,832
10.000%, 01/01/2025		52,150	14,770
10.000%, 01/01/2027		19,398	5,404
Brazilian Government International Bond
6.000%, 04/07/2026 (A)		$1,242	1,376
5.625%, 02/21/2047		2,247	2,219
BRF
4.750%, 05/22/2024		1,660	1,697
Cosan
7.000%, 01/20/2027		281	292
ESAL GmbH
6.250%, 02/05/2023 (B)		254	246
Federal Republic of Brazil
8.250%, 01/20/2034		2,540	3,258
7.125%, 01/20/2037		341	401
5.625%, 01/07/2041		1,540	1,532
5.000%, 01/27/2045		3,201	2,905
4.875%, 01/22/2021		546	583
4.250%, 01/07/2025		611	609
2.625%, 01/05/2023		1,154	1,067
GTL Trade Finance
5.893%, 04/29/2024 (B)		149	147
JBS Investments GmbH
7.750%, 10/28/2020		830	869
Klabin Finance
5.250%, 07/16/2024		790	788
Marfrig Overseas
9.500%, 05/04/2020 (B)		835	860
9.500%, 05/04/2020		371	382
Minerva Luxembourg
6.500%, 09/20/2026 (B)		879	864

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.500%, 09/20/2026		$780	$766
Petrobras Global Finance
8.750%, 05/23/2026		1,458	1,611
8.375%, 05/23/2021		1,954	2,135
Petrobras International Finance
5.375%, 01/27/2021		2,300	2,275
Ultrapar International
5.250%, 10/06/2026		330	324
Vale Overseas
6.250%, 08/10/2026		767	801

			132,071

Cameroon — 0.3%
Republic of Cameroon International Bond
9.500%, 11/19/2025		3,700	4,115

Chile — 0.7%
Banco del Estado de Chile
4.125%, 10/07/2020 (B)		270	288
4.125%, 10/07/2020		30	32
Banco del Estado de Chile MTN
3.875%, 02/08/2022 (B)		230	244
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	80,000	131
Chile Government International Bond
3.125%, 01/21/2026		$1,144	1,214
Empresa Electrica Angamos
4.875%, 05/25/2029 (B)		1,323	1,300
Empresa Nacional del Petroleo
4.375%, 10/30/2024 (B)		564	603
3.750%, 08/05/2026 (B)		387	392
Nacional del Cobre de Chile
6.150%, 10/24/2036		1,748	2,044
5.625%, 09/21/2035 (A)		880	975
4.875%, 11/04/2044 (B)		870	892
4.500%, 09/16/2025 (B)		726	766
3.000%, 07/17/2022 (A)(B)		843	840
Republic of Chile
5.500%, 08/05/2020	CLP	323,000	521
VTR Finance
6.875%, 01/15/2024 (B)		$106	111

			10,353

China — 0.4%
CNOOC Finance
3.500%, 05/05/2025 (A)		234	241
Sinochem Offshore Capital MTN
3.250%, 04/29/2019 (B)		1,432	1,473
Sinochem Overseas Capital
4.500%, 11/12/2020		842	915
Sinopec Capital
3.125%, 04/24/2023 (B)		539	552
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)		800	885

50	SEI Institutional International Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.500%, 05/03/2026 (B)		$1,070	$1,117
2.750%, 05/03/2021 (B)		1,070	1,098
Three Gorges Finance I Cayman Islands
3.150%, 06/02/2026 (B)		200	205

			6,486

Colombia — 6.3%
Bogota Distrito Capital
9.750%, 07/26/2028 (B)	COP	8,820,000	3,215
9.750%, 07/26/2028		370,000	135
Colombian TES
11.000%, 07/24/2020		14,826,900	5,903
10.000%, 07/24/2024		10,003,100	4,129
7.750%, 09/18/2030		27,469,900	10,058
7.500%, 08/26/2026		41,933,700	15,075
7.000%, 09/11/2019		17,784,600	6,263
7.000%, 05/04/2022		43,072,000	15,206
6.000%, 04/28/2028		18,090,300	5,750
5.000%, 11/21/2018		7,741,400	2,614
Ecopetrol
7.375%, 09/18/2043		$436	459
5.875%, 09/18/2023		420	453
5.875%, 05/28/2045		1,355	1,243
5.375%, 06/26/2026		1,742	1,813
Emgesa ESP
8.750%, 01/25/2021	COP	870,000	299
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021		3,962,000	1,326
7.625%, 09/10/2024 (B)		3,116,000	975
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (B)		1,127,000	353
7.875%, 08/12/2024		884,000	277
Pacific Exploration and Production
5.625%, 01/19/2025 (B)(F)		$2,298	425
Pacific Rubiales Energy
5.375%, 01/26/2019 (F)		900	166
Republic of Colombia
11.750%, 02/25/2020		322	421
10.375%, 01/28/2033		360	569
9.850%, 06/28/2027	COP	1,257,000	533
9.850%, 06/28/2027		3,803,000	1,611
8.125%, 05/21/2024		$550	727
7.750%, 04/14/2021	COP	3,331,000	1,229
7.375%, 09/18/2037		$2,626	3,539
6.125%, 01/18/2041		4,400	5,313
4.500%, 01/28/2026		340	375
4.375%, 07/12/2021		3,546	3,840
4.375%, 03/21/2023	COP	1,089,000	340
4.375%, 03/21/2023		1,782,000	556
4.000%, 02/26/2024		$1,486	1,583
Republic of Colombia MTN
3.875%, 03/22/2026	EUR	1,073	1,365

			98,138

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Costa Rica — 1.2%
Banco Nacional de Costa Rica
6.250%, 11/01/2023 (B)		$753	$784
5.875%, 04/25/2021 (A)(B)		597	623
Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	424
6.375%, 05/15/2043		250	218
Republic of Costa Rica
7.158%, 03/12/2045 (B)		1,237	1,333
7.158%, 03/12/2045		4,272	4,603
7.158%, 03/12/2045		3,436	3,702
7.000%, 04/04/2044 (B)		2,978	3,179
7.000%, 04/04/2044		2,687	2,868
4.375%, 04/30/2025		702	681
4.375%, 04/30/2025 (B)		207	201
4.250%, 01/26/2023		439	431

			19,047

Croatia — 1.4%
Government of Croatia
6.625%, 07/14/2020 (A)		4,795	5,373
6.375%, 03/24/2021 (A)(B)		4,053	4,560
6.375%, 03/24/2021		1,490	1,677
6.000%, 01/26/2024 (B)		3,741	4,302
6.000%, 01/26/2024		770	886
5.875%, 07/09/2018	EUR	150	185
5.500%, 04/04/2023		$200	222
3.000%, 03/11/2025	EUR	2,150	2,467

			19,672

Dominican Republic — 1.3%
Dominican Republic
15.950%, 06/04/2021	DOP	3,800	99
11.500%, 05/10/2024		55,000	1,256
11.000%, 01/05/2018		6,320	139
11.000%, 07/30/2021 (B)		53,760	1,160
9.040%, 01/23/2018		$363	380
8.625%, 04/20/2027		1,707	2,091
7.450%, 04/30/2044 (B)		2,608	3,107
7.450%, 04/30/2044		1,015	1,205
6.875%, 01/29/2026		643	744
6.850%, 01/27/2045		400	448
6.850%, 01/27/2045 (B)		3,708	4,153
6.600%, 01/28/2024		882	993
5.875%, 04/18/2024		210	226
5.875%, 04/18/2024 (B)		671	730
5.500%, 01/27/2025		2,144	2,273

			19,004

Ecuador — 1.1%
Ecuador Government International Bond
10.750%, 03/28/2022 (B)		2,017	2,057
EP PetroEcuador via Noble Sovereign Funding I
6.487%, 09/24/2019 (C)		1,107	1,071

SEI Institutional International Trust / Annual Report / September 30, 2016	51

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Republic of Ecuador
10.500%, 03/24/2020 (A)	$2,229	$2,268
10.500%, 03/24/2020 (B)	3,770	3,836
7.950%, 06/20/2024	10,621	9,506

		18,738

Egypt — 0.1%
Government of Egypt
5.875%, 06/11/2025 (B)	2,140	2,034

El Salvador — 0.7%
Republic of El Salvador
7.750%, 01/24/2023	1,559	1,731
7.650%, 06/15/2035	105	110
7.650%, 06/15/2035	3,040	3,181
7.625%, 02/01/2041	870	903
7.375%, 12/01/2019	226	241
6.375%, 01/18/2027 (B)	995	1,000
6.375%, 01/18/2027	2,811	2,825
5.875%, 01/30/2025	210	209
5.875%, 01/30/2025 (B)	638	636

		10,836

Ethiopia — 0.0%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (B)	510	502

Gabon — 0.2%
Gabonese Republic
8.200%, 12/12/2017 (A)	282	292
6.950%, 06/16/2025 (B)	658	604
6.375%, 12/12/2024 (B)	1,134	1,037
6.375%, 12/12/2024 (A)	1,700	1,556

		3,489

Georgia — 0.1%
Republic of Georgia
6.875%, 04/12/2021 (B)	663	739

Ghana — 0.9%
Ghana Government International Bond
9.250%, 09/15/2022 (B)	1,282	1,314
9.250%, 09/15/2022	377	386
Republic of Ghana
10.750%, 10/14/2030 (B)	2,492	2,913
10.750%, 10/14/2030	7,273	8,500
8.125%, 01/18/2026 (B)	54	50
7.875%, 08/07/2023	2,192	2,041

		15,204

Guatemala — 0.1%
Comcel Trust
6.875%, 02/06/2024 (B)	1,090	1,121

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Comcel Trust via Comunicaciones Celulares
6.875%, 02/06/2024		$350	$360

			1,481

Hungary — 4.2%
Magyar Export-Import Bank
4.000%, 01/30/2020 (B)		925	964
Republic of Hungary
7.625%, 03/29/2041		5,560	8,721
7.000%, 06/24/2022	HUF	730,470	3,340
6.750%, 10/22/2028		932,610	4,679
6.375%, 03/29/2021		$2,337	2,708
6.250%, 01/29/2020		910	1,023
6.000%, 11/24/2023	HUF	3,274,370	14,754
5.750%, 11/22/2023		$4,834	5,692
5.500%, 06/24/2025	HUF	1,666,380	7,353
5.375%, 02/21/2023		$3,326	3,812
5.375%, 03/25/2024		873	1,014
3.000%, 06/26/2024	HUF	2,177,530	8,135

			62,195

India — 0.1%
Bharti Airtel International Netherlands
5.125%, 03/11/2023		$1,755	1,908
Vedanta Resources
6.000%, 01/31/2019 (B)		339	335

			2,243

Indonesia — 9.4%
Indonesia Treasury Bond
8.750%, 05/15/2031	IDR	111,536,000	9,610
8.250%, 07/15/2021		10,611,000	858
Listrindo Capital BV
4.950%, 09/14/2026		$350	351
Majapahit Holding
7.875%, 06/29/2037		300	398
7.875%, 06/29/2037 (B)		205	272
7.750%, 01/20/2020		894	1,028
Pelabuhan Indonesia III
4.875%, 10/01/2024		1,659	1,786
Pertamina Persero MTN
6.450%, 05/30/2044		439	510
6.450%, 05/30/2044 (B)		665	770
5.625%, 05/20/2043		2,692	2,829
5.625%, 05/20/2043 (B)		889	934
Pertamina Persero
6.500%, 05/27/2041 (A)(B)		380	444
6.000%, 05/03/2042 (B)		935	1,029
6.000%, 05/03/2042		340	374
5.250%, 05/23/2021 (B)		921	1,004
4.875%, 05/03/2022 (B)		220	237
Perusahaan Listrik Negara MTN
5.250%, 10/24/2042		580	599

52	SEI Institutional International Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Republic of Indonesia MTN
11.625%, 03/04/2019		$1,674	$2,057
11.625%, 03/04/2019		80	98
11.625%, 03/04/2019 (B)		975	1,198
6.750%, 01/15/2044 (B)		183	250
5.875%, 01/15/2024		2,876	3,392
5.875%, 01/15/2024		3,700	4,363
5.875%, 01/15/2024 (B)		888	1,047
5.250%, 01/17/2042		692	792
5.125%, 01/15/2045 (B)		762	869
4.750%, 01/08/2026 (B)		2,723	3,041
4.750%, 01/08/2026		1,484	1,657
4.125%, 01/15/2025		1,331	1,420
3.375%, 04/15/2023 (B)		1,939	1,998
Republic of Indonesia
12.800%, 06/15/2021	IDR	210,000	20
11.000%, 09/15/2025		3,200,000	307
9.000%, 03/15/2029		187,712,000	16,397
8.500%, 10/12/2035		$925	1,400
8.375%, 03/15/2024	IDR	259,919,000	21,539
8.375%, 09/15/2026		93,384,000	7,774
8.375%, 03/15/2034		113,294,000	9,462
8.250%, 06/15/2032		17,369,000	1,444
8.250%, 05/15/2036		108,822,000	8,987
7.750%, 01/17/2038		$291	421
7.750%, 01/17/2038		5,118	7,401
7.000%, 05/15/2022	IDR	158,680,000	12,238
7.000%, 05/15/2027		2,300,000	175
6.625%, 05/15/2033		35,776,000	2,524
6.625%, 02/17/2037		$1,076	1,411
6.125%, 05/15/2028	IDR	26,020,000	1,821
5.625%, 05/15/2023		44,408,000	3,171
4.875%, 05/05/2021 (B)		$200	220
4.875%, 05/05/2021		1,312	1,443
3.375%, 07/30/2025	EUR	1,280	1,556

			144,926

Iraq — 0.4%
Republic of Iraq
5.800%, 01/15/2028		$7,258	5,913

Ivory Coast — 0.8%
Ivory Coast Government Bond
6.375%, 03/03/2028 (B)		1,048	1,098
5.750%, 12/31/2032		900	884
5.750%, 12/31/2032		5,279	5,188
5.750%, 12/31/2032		3,413	3,354
5.375%, 07/23/2024 (B)		1,551	1,559

			12,083

Jamaica — 0.5%
Digicel Group
8.250%, 09/30/2020		2,200	1,911
8.250%, 09/30/2020 (B)		213	185

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.125%, 04/01/2022 (B)		$974	$745
Government of Jamaica
7.875%, 07/28/2045		437	515
7.625%, 07/09/2025		517	606
6.750%, 04/28/2028		1,056	1,206
Jamaica Government International Bond
8.000%, 03/15/2039		1,937	2,315

			7,483

Kazakhstan — 0.8%
Development Bank of Kazakhstan
4.125%, 12/10/2022		770	755
KazAgro National Management Holding MTN
4.625%, 05/24/2023		370	356
Kazakhstan Temir Zholy Finance
6.950%, 07/10/2042 (B)		250	272
KazMunayGas National
7.000%, 05/05/2020 (B)		314	349
KazMunayGas National MTN
9.125%, 07/02/2018		942	1,040
6.375%, 04/09/2021 (B)		1,660	1,830
6.375%, 04/09/2021		2,329	2,568
Republic of Kazakhstan
6.375%, 10/06/2020 (B)		600	646
Republic of Kazakhstan MTN
6.500%, 07/21/2045		1,000	1,247
5.125%, 07/21/2025 (B)		940	1,059
Samruk-Energy MTN
3.750%, 12/20/2017		500	499
Zhaikmunai
6.375%, 02/14/2019 (B)		197	181
Zhaikmunai Via Zhaikmunai International
7.125%, 11/13/2019 (B)		230	212

			11,014

Kenya — 0.6%
Kenya Government International Bond
6.875%, 06/24/2024 (B)		1,413	1,385
6.875%, 06/24/2024 (A)		3,285	3,219
5.875%, 06/24/2019 (B)		805	831
Kenya Infrastructure Bond
12.500%, 05/12/2025	KES	56,200	565
11.000%, 09/15/2025		230,000	2,182
11.000%, 10/12/2026		20,000	184
11.000%, 03/15/2027		124,850	1,172

			9,538

Lithuania — 0.0%
Republic of Lithuania
7.375%, 02/11/2020 (B)		$195	232

Malaysia — 4.3%
1MDB Global Investments
4.400%, 03/09/2023		5,100	4,513

SEI Institutional International Trust / Annual Report / September 30, 2016	53

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	$285
4.935%, 09/30/2043		4,200	1,075
4.498%, 04/15/2030		1,240	316
4.392%, 04/15/2026		10,601	2,702
4.232%, 06/30/2031		11,200	2,804
4.181%, 07/15/2024		11,316	2,846
4.160%, 07/15/2021		4,260	1,070
4.048%, 09/30/2021		4,330	1,084
4.012%, 09/15/2017		900	221
3.955%, 09/15/2025		29,823	7,356
3.900%, 11/30/2026		700	174
3.892%, 03/15/2027		1,369	334
3.889%, 07/31/2020		2,330	576
3.844%, 04/15/2033		1,770	411
3.800%, 08/17/2023		27,695	6,835
3.795%, 09/30/2022		9,500	2,339
3.654%, 10/31/2019		13,430	3,306
3.580%, 09/28/2018		4,747	1,168
3.502%, 05/31/2027		1,050	247
3.492%, 03/31/2020		5,460	1,332
3.480%, 03/15/2023		14,448	3,492
3.418%, 08/15/2022		15,169	3,658
3.314%, 10/31/2017		27,497	6,704
3.260%, 03/01/2018		22,500	5,494
Malaysia Government Investment Issue
4.070%, 09/30/2026		14,800	3,715
Petronas Capital MTN
3.500%, 03/18/2025 (A)(B)		$2,593	2,790

			66,847

Mexico — 9.0%
Alfa
6.875%, 03/25/2044		1,750	1,852
America Movil
7.125%, 12/09/2024	MXN	18,110	932
6.000%, 06/09/2019		12,420	634
Banco Nacional de Comercio Exterior SNC
3.800%, 08/11/2026 (B)(C)		$791	768
BBVA Bancomer
6.750%, 09/30/2022 (B)		500	559
Cemex
7.750%, 04/16/2026 (B)		2,278	2,527
6.125%, 05/05/2025 (B)		60	62
5.700%, 01/11/2025 (A)(B)		213	216
Cemex Finance
6.000%, 04/01/2024		1,090	1,117
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	39,785	1,922
5.750%, 02/14/2042 (B)		$500	518
4.875%, 01/15/2024 (A)(B)		237	249
Fermaca Enterprises S de RL
6.375%, 03/30/2038 (B)		625	640

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Mexican Bonos
7.750%, 11/23/2034	MXN	55,928	$3,281
7.750%, 11/13/2042		14,194	847
6.500%, 06/09/2022		87,639	4,677
5.750%, 03/05/2026		60,750	3,078
5.000%, 06/15/2017		34,891	1,804
5.000%, 12/11/2019		128,020	6,493
4.750%, 06/14/2018		801	41
Mexican Bonos MTN
3.625%, 03/15/2022		$1,259	1,327
Mexican Bonos , Ser M
6.500%, 06/10/2021	MXN	246,800	13,138
Mexican Bonos , Ser M10
8.500%, 12/13/2018		43,500	2,384
Mexican Bonos , Ser M20
10.000%, 12/05/2024		335,784	21,918
8.500%, 05/31/2029		107,842	6,659
8.000%, 12/07/2023		11,575	672
7.750%, 05/29/2031		124,053	7,251
Mexican Bonos , Ser M30
10.000%, 11/20/2036		45,111	3,249
8.500%, 11/18/2038		107,378	6,837
Mexican Udibonos
2.000%, 06/09/2022		1,471	401
Mexico City Airport Trust
4.250%, 10/31/2026 (B)		$428	429
Mexico Government International Bond
4.350%, 01/15/2047		1,201	1,180
Petroleos Mexicanos MTN
6.875%, 08/04/2026 (A)(B)		1,836	2,070
6.875%, 08/04/2026		5,240	5,908
6.750%, 09/21/2047 (B)		1,672	1,672
6.375%, 01/23/2045 (B)		806	770
5.625%, 01/23/2046		585	510
4.625%, 09/21/2023 (B)		1,185	1,187
4.250%, 01/15/2025		3,625	3,498
2.750%, 04/21/2027	EUR	350	348
Petroleos Mexicanos
9.500%, 09/15/2027		$169	204
7.190%, 09/12/2024	MXN	77,130	3,681
6.625%, 06/15/2035		$5,112	5,203
6.625%, 06/15/2038		2,088	2,067
6.500%, 06/02/2041		1,709	1,662
6.375%, 02/04/2021 (B)		326	355
6.375%, 01/23/2045		389	371
6.000%, 03/05/2020 (A)		335	362
5.500%, 01/21/2021		18	19
5.500%, 06/27/2044 (A)		1,558	1,351
5.500%, 06/27/2044		284	246
4.875%, 01/24/2022		271	276
4.875%, 01/18/2024		1,348	1,365

54	SEI Institutional International Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Petroloes Mexicanos MTN
5.625%, 01/23/2046 (B)		$800	$698
Sixsigma Networks Mexico
8.250%, 11/07/2021 (B)		527	516
Trust F
6.950%, 01/30/2044		1,920	2,093
United Mexican States MTN
5.550%, 01/21/2045		338	392
4.750%, 03/08/2044		200	207
United Mexican States
5.750%, 10/12/2110		468	495
4.600%, 01/23/2046		1,653	1,676
4.000%, 10/02/2023		1,376	1,470
3.600%, 01/30/2025 (A)		2,379	2,465

			140,799

Mongolia — 0.4%
Development Bank of Mongolia MTN
5.750%, 03/21/2017		902	884
Mongolia Government Bond MTN
10.875%, 04/06/2021 (B)		1,845	1,976
5.125%, 12/05/2022		2,119	1,860
5.125%, 12/05/2022		481	422
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020 (B)		355	350
9.375%, 05/19/2020		350	345

			5,837

Montenegro — 0.0%
Republic of Montenegro
5.750%, 03/10/2021 (B)	EUR	551	658

Morocco — 0.1%
Kingdom of Morocco
5.500%, 12/11/2042		$700	800
5.500%, 12/11/2042 (B)		200	229
OCP
5.625%, 04/25/2024 (B)		305	331
4.500%, 10/22/2025 (B)		288	292

			1,652

Namibia — 0.1%
Namibia International Bonds
5.250%, 10/29/2025 (B)		1,132	1,196

Netherlands — 0.0%
Marfrig Holdings Europe
8.000%, 06/08/2023 (B)		547	560

Nigeria — 0.1%
Republic of Nigeria
6.750%, 01/28/2021		851	857

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Oman — 0.3%
Oman Government International Bond
4.750%, 06/15/2026 (A)(B)		$912	$915
4.750%, 06/15/2026		2,446	2,455
3.625%, 06/15/2021		521	526

			3,896

Panama — 1.1%
Panama Notas del Tesoro
4.875%, 02/05/2021		704	763
Republic of Panama
9.375%, 01/16/2023		560	752
9.375%, 04/01/2029		3,931	6,083
8.875%, 09/30/2027		1,345	2,017
8.125%, 04/28/2034		2,128	3,107
6.700%, 01/26/2036		750	1,024
4.300%, 04/29/2053		130	138
4.000%, 09/22/2024 (A)		521	570
3.750%, 03/16/2025 (A)		1,768	1,907

			16,361

Paraguay — 0.4%
Republic of Paraguay
6.100%, 08/11/2044		861	979
6.100%, 08/11/2044 (B)		3,356	3,817
5.000%, 04/15/2026		956	1,028
Telefonica Celular del Paraguay
6.750%, 12/13/2022		200	207
6.750%, 12/13/2022		200	207

			6,238

Peru — 1.7%
Abengoa Transmision Sur
6.875%, 04/30/2043 (B)		273	290
Peru Enhanced Pass-Through Finance (E)
4.995%, 06/02/2025 (B)		1,000	847
1.229%, 05/31/2018		54	53
1.227%, 05/31/2018 (B)		145	142
Peru Government Bond
6.350%, 08/12/2028	PEN	2,895	849
Peruvian Government International Bond
6.350%, 08/12/2028		2,061	604
6.350%, 08/12/2028 (B)		1,465	429
Republic of Peru
8.750%, 11/21/2033		$352	571
8.200%, 08/12/2026	PEN	5,401	1,883
6.950%, 08/12/2031		9,861	3,148
6.950%, 08/12/2031		6,696	2,137
6.850%, 02/12/2042		613	191
6.550%, 03/14/2037 (A)		$1,239	1,750
5.700%, 08/12/2024 (B)	PEN	10,512	3,172
5.700%, 08/12/2024		3,584	1,081
3.750%, 03/01/2030	EUR	6,608	8,731

SEI Institutional International Trust / Annual Report / September 30, 2016	55

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Southern Copper
3.875%, 04/23/2025		$680	$683

			26,561

Philippines — 0.1%
Republic of Philippines
3.900%, 11/26/2022	PHP	45,000	926

Poland — 4.6%
Poland Government Bond
2.750%, 04/25/2028	PLN	3,650	924
Republic of Poland
5.750%, 04/25/2029		2,080	687
5.250%, 10/25/2020		20,418	5,970
5.125%, 04/21/2021		$1,016	1,148
5.000%, 03/23/2022		249	284
4.000%, 10/25/2023	PLN	30,481	8,642
4.000%, 01/22/2024		$446	493
3.250%, 07/25/2025	PLN	34,726	9,359
3.250%, 04/06/2026		$834	882
3.000%, 03/17/2023		1,458	1,516
2.750%, 08/25/2023 (A)	PLN	16,397	5,450
2.500%, 07/25/2026 (A)		44,395	11,188
1.750%, 07/25/2021		48,238	12,278
1.567%, 10/25/2018 (E)		14,650	3,692
1.500%, 04/25/2020		20,524	5,255
Republic of Poland , Ser 0922
5.750%, 09/23/2022		12,209	3,774

			71,542

Qatar — 0.6%
Ooredoo International Finance MTN
7.875%, 06/10/2019		$665	769
State of Qatar
9.750%, 06/15/2030		2,637	4,345
6.400%, 01/20/2040		2,588	3,571

			8,685

Romania — 1.2%
Government of Romania
5.950%, 06/11/2021	RON	1,900	560
5.850%, 04/26/2023		9,250	2,792
4.750%, 02/24/2025		15,450	4,440
3.500%, 12/19/2022		5,115	1,361
Government of Romania MTN
6.750%, 02/07/2022		$1,730	2,087
6.750%, 02/07/2022 (B)		1,333	1,608
6.125%, 01/22/2044		5,044	6,797
4.875%, 01/22/2024		212	242
4.375%, 08/22/2023		396	438

			20,325

Russia — 4.7%
Alfa Bank Via Alfa Bond Issuance
7.750%, 04/28/2021		500	573

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Evraz Group
8.250%, 01/28/2021		$1,000	$1,093
Republic of Serbia
7.250%, 09/28/2021		5,027	5,852
Ritekro
14.669%, 11/07/2022 (E)(G)		914	457
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	41,490	665
7.600%, 04/14/2021		487,263	7,535
7.600%, 07/20/2022		343,688	5,300
7.500%, 03/15/2018		139,947	2,193
7.500%, 02/27/2019		196,587	3,059
7.050%, 01/19/2028		161,212	2,375
7.000%, 01/25/2023		140,926	2,108
7.000%, 08/16/2023		326,364	4,873
6.800%, 12/11/2019		494,098	7,491
6.700%, 05/15/2019		302,961	4,613
6.400%, 05/27/2020		17,800	266
6.200%, 01/31/2018		145,934	2,249
0.000%, 12/03/2014 (D)		22,770	337
Russian Foreign Bond - Eurobond
5.875%, 09/16/2043		$800	954
5.625%, 04/04/2042		1,400	1,617
5.000%, 04/29/2020 (A)(B)		484	522
4.875%, 09/16/2023		7,200	7,916
4.875%, 09/16/2023 (B)		800	880
3.250%, 04/04/2017		600	604
Russian Railways Via RZD Capital
5.700%, 04/05/2022		1,800	1,959
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		2,780	3,023
6.800%, 11/22/2025		4,124	4,548
6.800%, 11/22/2025 (B)		150	165
5.450%, 11/22/2017 (B)		400	411

			73,638

Senegal — 0.2%
Republic of Senegal
8.750%, 05/13/2021 (B)		540	613
8.750%, 05/13/2021		90	102
6.250%, 07/30/2024 (B)		426	441
6.250%, 07/30/2024		3,130	3,240

			4,396

Serbia — 0.2%
Republic of Serbia
7.250%, 09/28/2021 (B)		200	233
5.875%, 12/03/2018 (B)		530	562
4.875%, 02/25/2020		2,715	2,837

			3,632

Slovenia — 0.4%
Slovenia Government International Bond
5.850%, 05/10/2023		1,800	2,156

56	SEI Institutional International Trust / Annual Report / September 30, 2016

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.250%, 02/18/2024		$3,500	$4,105

			6,261

South Africa — 5.9%
Eskom Holdings MTN
6.750%, 08/06/2023 (B)		1,043	1,071
Eskom Holdings
7.125%, 02/11/2025		1,750	1,797
7.125%, 02/11/2025 (B)		2,101	2,158
5.750%, 01/26/2021		289	287
Republic of South Africa
10.500%, 12/21/2026	ZAR	294,828	24,045
8.875%, 02/28/2035		43,130	3,034
8.750%, 01/31/2044		20,346	1,384
8.750%, 02/28/2048		91,349	6,201
8.500%, 01/31/2037		142,682	9,594
8.250%, 03/31/2032		159,763	10,740
8.000%, 01/31/2030		72,394	4,844
7.750%, 02/28/2023		45,001	3,176
7.250%, 01/15/2020		8,121	580
7.000%, 02/28/2031		103,711	6,300
6.750%, 03/31/2021		34,863	2,414
6.500%, 02/28/2041		39,901	2,120
6.250%, 03/31/2036		78,799	4,181
5.875%, 05/30/2022		$258	292
5.875%, 09/16/2025 (A)		2,859	3,238
4.875%, 04/14/2026		1,245	1,309
South Africa Government International Bond
5.000%, 10/12/2046		292	292
4.300%, 10/12/2028		1,621	1,621
Transnet SOC MTN
9.500%, 05/13/2021 (B)	ZAR	13,360	915

			91,593

Sri Lanka — 0.8%
Republic of Sri Lanka
6.850%, 11/03/2025 (B)		$908	974
6.850%, 11/03/2025		4,439	4,763
6.250%, 07/27/2021		1,385	1,447
5.875%, 07/25/2022 (B)		2,251	2,313
Sri Lanka Government International Bond
6.825%, 07/18/2026 (B)		1,209	1,300

			10,797

Supra-National — 0.2%
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	9,200	670
7.200%, 07/09/2019	IDR	9,440,000	725
Inter-American Development Bank MTN
7.350%, 09/12/2018		20,140,000	1,554

			2,949

Thailand — 2.3%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	116

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.875%, 06/22/2029	THB	193,959	$7,155
4.675%, 06/29/2044		4,171	167
3.875%, 06/13/2019		68,000	2,079
3.850%, 12/12/2025		130,090	4,300
3.650%, 12/17/2021		346,356	10,918
3.625%, 06/16/2023		193,080	6,158
3.580%, 12/17/2027		29,970	979
3.400%, 06/17/2036		61,500	1,997
2.550%, 06/26/2020		40,000	1,189
1.875%, 06/17/2022		15,000	429
1.200%, 07/14/2021		59,400	1,780

			37,267

Tunisia — 0.2%
Banque Centrale de Tunisie
5.750%, 01/30/2025 (B)		$3,118	3,047

Turkey — 7.9%
Export Credit Bank of Turkey MTN
5.375%, 02/08/2021 (B)		896	916
Export Credit Bank of Turkey
5.875%, 04/24/2019 (B)		200	208
5.000%, 09/23/2021 (B)		538	543
KOC Holding
5.250%, 03/15/2023		1,840	1,883
Republic of Turkey
11.875%, 01/15/2030		900	1,497
10.700%, 02/17/2021	TRY	23,372	8,242
10.600%, 02/11/2026		54,182	19,250
10.500%, 01/15/2020		6,610	2,312
10.400%, 03/27/2019		3,560	1,231
10.400%, 03/20/2024		2,250	787
9.500%, 01/12/2022		10,823	3,650
9.000%, 07/24/2024		16,629	5,395
8.800%, 11/14/2018		9,824	3,290
8.500%, 07/10/2019		3,658	1,213
8.500%, 09/14/2022		13,148	4,228
8.300%, 06/20/2018		5,751	1,913
8.000%, 03/12/2025		2,113	645
8.000%, 02/14/2034		$1,350	1,744
7.500%, 11/07/2019		561	624
7.400%, 02/05/2020	TRY	38,587	12,318
7.375%, 02/05/2025		$1,151	1,361
7.100%, 03/08/2023	TRY	6,560	1,951
7.000%, 03/11/2019		$453	491
7.000%, 06/05/2020		7,025	7,773
6.875%, 03/17/2036		3,021	3,526
6.750%, 04/03/2018		1,374	1,452
6.750%, 05/30/2040		1,889	2,201
6.625%, 02/17/2045		3,051	3,556
6.300%, 02/14/2018	TRY	1,090	354
6.250%, 09/26/2022		$2,410	2,645
6.000%, 01/14/2041		115	123

SEI Institutional International Trust / Annual Report / September 30, 2016	57

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.750%, 03/22/2024	$ 333	$359
5.625%, 03/30/2021	2,292	2,441
5.125%, 03/25/2022	2,063	2,146
4.875%, 04/16/2043	673	628
4.250%, 04/14/2026	2,171	2,123
3.000%, 08/02/2023	TRY 5,302	2,363
TC Ziraat Bankasi MTN
4.750%, 04/29/2021 (B)	$ 561	558
TC Ziraat Bankasi
4.250%, 07/03/2019 (B)	1,440	1,432
Turk Telekomunikasyon
4.875%, 06/19/2024	1,750	1,737
Turkey Government Bond
9.400%, 07/08/2020	TRY 35,231	11,900
9.200%, 09/22/2021	5,330	1,784
Turkiye Garanti Bankasi
6.250%, 04/20/2021	$ 1,000	1,053

		125,846

Ukraine — 1.2%
Government of Ukraine
7.750%, 09/01/2019 (B)	70	69
7.750%, 09/01/2020 (B)	6,551	6,402
7.750%, 09/01/2021 (B)	1,895	1,839
7.750%, 09/01/2022 (B)	3,651	3,524
7.750%, 09/01/2023 (B)	930	893
7.750%, 09/01/2024	1,650	1,575
7.750%, 09/01/2024 (B)	730	697
7.750%, 09/01/2025 (B)	2,075	1,970
7.750%, 09/01/2026 (B)	625	591
7.750%, 09/01/2026	1,410	1,333
7.750%, 09/01/2027	690	649
7.750%, 09/01/2027 (B)	523	492
3.304%, 05/31/2040 (B)(C)	1,406	450
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (B)	1,711	1,677

		22,161

United Arab Emirates — 0.3%
DP World MTN
6.850%, 07/02/2037	1,800	2,081
MAF Global Securities
7.125%, 10/29/2049 (C)	2,490	2,628

		4,709

Uruguay — 1.0%
Republic of Uruguay PIK
7.875%, 01/15/2033	3,244	4,582
Republic of Uruguay
5.100%, 06/18/2050	6,736	6,989
4.375%, 10/27/2027	2,503	2,694
4.125%, 11/20/2045	346	324

		14,589

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Venezuela — 1.3%
Petroleos de Venezuela
6.000%, 05/16/2024	$9,465	$4,045
6.000%, 05/16/2024	2,782	1,189
6.000%, 11/15/2026	7,464	3,134
5.500%, 04/12/2037	4,700	1,950
5.375%, 04/12/2027	2,625	1,096
Republic of Venezuela
13.625%, 08/15/2018	144	109
13.625%, 08/15/2018	1,716	1,382
9.375%, 01/13/2034	4,526	2,344
9.250%, 05/07/2028	445	229
9.000%, 05/07/2023	1,000	507
8.250%, 10/13/2024	819	402
8.250%, 10/13/2024	562	276
8.250%, 10/13/2024	500	246
7.750%, 10/13/2019	1,862	1,144
7.650%, 04/21/2025	3,131	1,503

		19,556

Zambia — 0.1%
Republic of Zambia
8.970%, 07/30/2027	542	535
8.500%, 04/14/2024	1,122	1,103
5.375%, 09/20/2022	721	633

		2,271

Total Global Bonds (Cost $1,497,774) ($ Thousands)		1,501,358

LOAN PARTICIPATIONS — 0.2%
Singapore — 0.0%
Ashmore Cayman SPC, No. 1
0.000%, 08/31/2011 (C)(G)	262	131
Morton Bay
6.220%, 12/31/2013 (G)	3,158	–

		131

Venezuela — 0.2%
Bolivarian Republic of Venezuela
6.250%, 01/10/2018	2,800	2,856

Total Loan Participations (Cost $6,195) ($ Thousands)		2,987

58	SEI Institutional International Trust / Annual Report / September 30, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 2.3%
SEI Liquidity Fund, L.P.
0.430% **†(H)	36,123,986	$36,124

Total Affiliated Partnership (Cost $36,124) ($ Thousands)		36,124

Total Investments — 99.1% (Cost $1,540,093) ($ Thousands)		$1,540,469

A list of the open futures contracts held by the Fund at September 30, 2016, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Euro-Bund Index	(69)	Dec-2016	$(37)
Euro-Buxl 30 Year Bond	(18)	Dec-2016	(12)
JSE Bond Future R186	470	Nov-2016	31
JSE Bond Future R207	598	Nov-2016	29
JSE Bond Future R208	352	Nov-2016	20
JSE Bond Future R2030	1,198	Nov-2016	104
Korea 3-Year Bond	147	Dec-2016	37
U.S. 10-Year Treasury Note	118	Dec-2016	(70)
U.S. 5-Year Treasury Note	(329)	Dec-2016	(44)
U.S. Ultra Long Treasury Bond	(11)	Dec-2016	37

			$95

For the year ended September 30, 2016, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Settlement Date		Currency to Deliver (Thousands)		Currency To Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
10/03/16-12/21/16	USD	32,518	EUR	29,065	$156
10/03/16-12/21/16	USD	28,563	EUR	25,316	(41)
10/03/16-11/10/16	EUR	5,707	USD	6,423	8
10/03/16-12/21/16	EUR	59,190	USD	66,149	(409)
10/04/16-12/02/16	USD	14,754	BRL	49,018	294
10/05/16-11/28/16	USD	20,703	BRL	67,617	(148)
10/05/16-11/28/16	BRL	70,903	USD	21,844	100
10/04/16-10/05/16	BRL	35,429	USD	10,769	(136)
10/05/16-07/19/17	USD	43,053	RUB	2,859,583	1,198
10/05/16-12/01/16	RUB	1,411,590	USD	21,595	(749)
11/02/16-12/21/16	USD	16,855	PEN	58,060	55
10/07/16	USD	4,747	PEN	15,974	(59)
12/20/16-12/21/16	USD	6,196	MYR	25,669	10
10/07/16-12/21/16	USD	32,255	MYR	131,775	(386)
10/11/16-12/21/16	USD	10,677	COP	32,304,681	416
10/11/16-12/21/16	TRY	39,143	USD	13,035	165
10/11/16-12/21/16	COP	15,429,826	USD	5,338	28
10/11/16-12/21/16	COP	49,861,867	USD	16,801	(355)
10/21/16-12/21/16	USD	34,927	THB	1,221,103	301
10/14/16-12/20/16	USD	5,789	THB	200,380	(7)

Settlement Date	Currency to Deliver (Thousands)		Currency To Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/17/16	EUR	3,298	HUF	1,022,807	$12
12/21/16-12/30/16	EUR	5,643	HUF	1,735,855	(46)
10/17/16-12/30/16	HUF	3,528,899	EUR	11,360	(45)
10/18/16-11/21/16	EUR	12,842	PLN	56,164	218
12/15/16-12/15/16	EUR	6,185	PLN	26,586	(35)
10/18/16-12/15/16	PLN	24,279	EUR	5,579	(68)
10/19/16-12/21/16	SGD	31,053	USD	22,721	(71)
11/30/16-12/21/16	USD	11,783	MXN	233,062	165
10/19/16-11/30/16	USD	21,416	MXN	406,137	(521)
10/21/16-12/21/16	USD	4,508	HUF	1,244,754	20
12/21/16	USD	743	HUF	203,993	(1)
10/21/16	PLN	5,261	USD	1,356	(18)
10/21/16	USD	2,979	RON	11,797	1
10/21/16	USD	3,066	RON	12,136	—
10/21/16-12/20/16	THB	100,053	USD	2,875	(13)
10/24/16-12/21/16	USD	5,223	CLP	3,517,161	96
12/21/16-12/21/16	USD	1,394	CLP	919,100	(7)
10/24/16	CLP	2,172,716	USD	3,313	20
10/24/16-12/21/16	CLP	2,712,525	USD	4,074	(18)
10/27/16-12/21/16	ZAR	580,925	USD	40,482	(1,382)
10/28/16	IDR	31,829,120	USD	2,453	14
11/22/16-05/23/17	IDR	133,547,974	USD	9,761	(390)
11/02/16	PEN	10,278	USD	3,012	2
12/27/16	USD	6,287	INR	425,223	21
11/04/16	USD	5,333	INR	356,584	—
11/07/16-12/21/16	MXN	462,163	USD	24,756	1,068
11/08/16-12/21/16	MYR	13,399	USD	3,261	20
12/20/16-12/21/16	MYR	16,573	USD	3,992	(16)
11/10/16-11/15/16	USD	10,783	TRY	32,389	(79)
11/10/16-12/21/16	USD	22,194	IDR	295,296,239	371
11/10/16-12/21/16	USD	12,836	ZAR	185,662	502
11/15/16-11/15/16	USD	15,197	ZAR	206,784	(277)
11/21/16	EUR	5,676	RON	25,271	(1)
11/30/16	ARS	15,714	USD	865	(133)
12/12/16	USD	3,055	KRW	3,374,115	8
12/12/16	USD	3,297	KRW	3,608,600	(21)
12/19/16-12/21/16	USD	19,277	PHP	928,595	(151)
12/19/16	PHP	299,403	USD	6,226	59
12/21/16	USD	12,920	PLN	50,266	198
12/21/16	RON	39,950	USD	10,108	(9)
12/21/16	ILS	63,170	USD	16,699	(173)
02/15/17	CNY	15,364	USD	2,293	8
12/21/16-02/15/17	CNY	115,460	USD	17,065	(126)
12/21/16	TWD	184,000	USD	5,829	(88)
12/21/16	HUF	2,462,498	USD	8,970	4
12/21/16-12/21/16	HUF	2,612,804	USD	9,462	(50)
12/21/16-12/21/16	KRW	12,394,079	USD	11,055	(196)
09/27/18	EUR	5,781	CZK	154,374	(3)

					$(690)

SEI Institutional International Trust / Annual Report / September 30, 2016	59

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Markets Debt Fund (Continued)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(14,820)	$14,717	$(103)
Citibank	(14,024)	14,665	641
Citigroup	(322,293)	322,753	460
Goldman Sachs	(214,085)	213,904	(181)

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
HSBC	$(8,776)	$8,730	$(46)
JPMorgan Chase Bank	(213,826)	212,296	(1,530)
Standard Bank	(64,609)	64,678	69

			$(690)

For the year ended September 30, 2016 the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open OTC swap agreements held by the Fund at September 30, 2016, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citibank	0.35%	6-Month CZK - PRIBOR	06/27/21	CZK	15,000	$ -
Goldman Sachs	28-Day MXN - TIIE	6.38%	09/16/26	MXN	26,000	(4)
Goldman Sachs	1.99%	6-Month HUF - BUBOR	07/25/26	HUF	500,000	(16)
Goldman Sachs	7.23%	COP Overnight Interbank Reference Rate	05/04/26	COP	3,031,228	(61)
Goldman Sachs	28-Day MXN - TIIE	6.17%	03/05/26	MXN	47,200	(41)
Goldman Sachs	28-Day MXN - TIIE	6.21%	12/08/25	MXN	16,624	(11)
Goldman Sachs	28-Day MXN - TIIE	6.36%	05/21/25	MXN	23,145	1
Goldman Sachs	3.45%	6-Month HUF - BUBOR	05/11/25	HUF	800,000	(444)
Goldman Sachs	1-Year BRL-CDI	10.84%	01/03/23	BRL	5,012	(165)
Goldman Sachs	1-Day BRL - CETIP	11.99%	01/02/23	BRL	3,000	(9)
Goldman Sachs	28-Day MXN - TIIE	5.90%	09/12/22	MXN	75,956	(55)
Goldman Sachs	3-Month MYR - KLIBOR	3.42%	09/23/21	MYR	14,000	(7)
Goldman Sachs	0.33%	6-Month CZK - PRIBOR	09/01/21	CZK	40,000	2
Goldman Sachs	0.38%	6-Month CZK - PRIBOR	08/02/21	CZK	30,000	(2)
Goldman Sachs	0.28%	6-Month CZK - PRIBOR	07/08/21	CZK	40,000	6
Goldman Sachs	5.63%	28-Day MXN - TIIE	06/11/21	MXN	63,409	59
Goldman Sachs	0.45%	6-Month CZK - PRIBOR	05/24/21	CZK	30,000	(7)
Goldman Sachs	3-Month MYR - KLIBOR	3.74%	03/23/21	MYR	10,300	32
Goldman Sachs	28-Day MXN - TIIE	5.37%	03/17/21	MXN	46,500	(65)
Goldman Sachs	CFETS 7-Day China Fixing Repo Rates	2.49%	02/04/21	CNY	18,000	(28)
Goldman Sachs	1-Day BRL-CDI	12.73%	01/04/21	BRL	10,608	108
Goldman Sachs	0.57%	6-Month CZK - PRIBOR	12/16/20	CZK	90,000	(51)
Goldman Sachs	0.42%	6-Month CZK - PRIBOR	10/23/20	CZK	42,000	(11)
Goldman Sachs	0.59%	6-Month CZK - PRIBOR	03/13/20	CZK	25,000	(13)
Goldman Sachs	1-Day BRL - CETIP	13.39%	01/02/19	BRL	14,395	141
Goldman Sachs	1-Day BRL - CETIP	13.42%	01/02/19	BRL	19,336	196
Goldman Sachs	4.63%	28-Day MXN - TIIE	09/21/18	MXN	168,578	36
Goldman Sachs	1-Year BRL-CDI	11.81%	01/02/18	BRL	9,833	(116)
Goldman Sachs	1-Year BRL-CDI	11.98%	01/02/18	BRL	3,338	(35)
Goldman Sachs	1-Day BRL - CETIP	12.86%	01/02/18	BRL	35,816	(75)
Goldman Sachs	1-Day BRL - CETIP	13.27%	01/02/17	BRL	27,961	(105)
JPMorgan Chase Bank	28-Day MXN - TIIE	6.13%	06/18/26	MXN	40,000	(43)
JPMorgan Chase Bank	4.29%	6-Month HUF - BUBOR	08/04/24	HUF	300,000	(228)
JPMorgan Chase Bank	0.36%	6-Month CZK - PRIBOR	09/29/21	CZK	20,000	-
JPMorgan Chase Bank	1.38%	6-Month HUF - BUBOR	06/17/21	HUF	654,998	(40)
JPMorgan Chase Bank	CFETS 7-Day China Fixing Repo Rates	2.83%	05/09/21	CNY	8,000	4
JPMorgan Chase Bank	0.39%	6-Month CZK - PRIBOR	04/04/21	CZK	25,000	(3)
JPMorgan Chase Bank	0.30%	6-Month CZK - PRIBOR	02/26/21	CZK	61,000	2
JPMorgan Chase Bank	7.16%	Columbia Overnight Interbank Reference Rate	02/11/21	COP	10,000,000	(163)
JPMorgan Chase Bank	CFETS 7-Day China Fixing Repo Rates	2.44%	01/26/21	CNY	17,000	(33)
JPMorgan Chase Bank	7.11%	Columbia Overnight Interbank Reference Rate	01/22/21	COP	9,929,262	(153)
JPMorgan Chase Bank	0.44%	6-Month CZK - PRIBOR	11/20/20	CZK	30,000	(9)
JPMorgan Chase Bank	0.50%	6-Month CZK - PRIBOR	05/05/20	CZK	140,000	(42)
JPMorgan Chase Bank	0.54%	6-Month CZK - PRIBOR	02/16/20	CZK	250,000	(111)
JPMorgan Chase Bank	1-Day COP - Columbia IBR Overnight Interbank	6.96%	11/17/17	COP	28,888,912	30
JPMorgan Chase Bank	1.77%	3-Month HUF - BUBOR	07/17/17	HUF	5,732,291	(196)

						$ (1,725)

60	SEI Institutional International Trust / Annual Report / September 30, 2016

		Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($Thousands)
JPMorgan Chase Bank	United Mexican States	SELL	1.00	6/20/26	(1,200)	$ (10)

		Cross Currency Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation ($ Thousands)
JPMorgan Chase Bank	3 Month USD LIBOR	9.53%	10/29/17	TRY	60,000	$ 197

For the year ended September 30, 2016 the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $1,554,152 ($ Thousands).
**	Rate shown is the 7-day effective yield as of September 30, 2016.

†	Investment in Affiliated Security (see Note 5).

(A)	This security or a partial position of this security is on loan at September 30, 2016 (see Note 9). The total market value of securities on loan at September 30, 2016 was $34,829 ($ Thousands).

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2016, the value of these securities amounted to $168,861 ($ Thousands), representing 10.9% of the net assets of the Fund.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2016.

(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on September 30, 2016. The coupon on a step bond changes on a specified date.

(E)	The rate reported is the effective yield at the time of purchase.

(F)	Security is in default on interest payment.

(G)	Securities considered illiquid. The total value of such securities as of September 30, 2016 was $588 ($ Thousands) and represented 0.0% of Net Assets (Unaudited).

(H)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2016 was $36,124 ($ Thousands).

ARS — Argentine Peso

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CDI — Average One-Day Interbank Deposit Rate

CETIP — Central of Custody and Financial Settlement of Securities

CFETS — China Foreign Exchange Trade System

CLP — Chilean Peso

CNY — Chinese Yuan

COP — Colombian Peso

CZK — Czech Koruna

DOP — Dominican Peso

EUR — Euro

HUF — Hungarian Forint

IBR — Interbank Rate

IDR — Indonesian Rupiah

ILS — Israeli Shekel

INR — Indian Rupee

JSE — Johannesburg Stock Exchange

KES — Kenyan Shilling

KLIBOR — Kuala Lumpur Interbank Offered Rate

KRW — Korean Won

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

PEN — Peruvian Inca

PHP— Philippine Peso

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

THB — Thai Bhat

TIIE — Equilibrium Interbank Offered Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Global Bonds	$–	$1,497,451	$3,907	$1,501,358
Loan Participations	–	2,856	131	2,987
Affiliated Partnership	–	36,124	–	36,124

Total Investments in Securities	$–	$1,536,431	$4,038	$1,540,469

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$258	$–	$–	$258
Unrealized Depreciation	(163)	–	–	(163)
Forwards Contracts *
Unrealized Appreciation	–	5,538	–	5,538
Unrealized Depreciation	–	(6,228)	–	(6,228)
OTC Swaps
Credit Default Swaps *
Unrealized Depreciation	–	(10)	–	(10)
Interest Rate Swaps *
Unrealized Appreciation	–	617	–	617
Unrealized Depreciation	–	(2,342)	–	(2,342)
Cross Currency Swaps *
Unrealized Appreciation	–	197	–	197

Total Other Financial Instruments	$95	$(2,228)	$–	$(2,133)

(1) Of the $4,038 ($ Thousands) in Level 3 securities as of September 30, 2016, $4,038 ($ Thousands) or 0.26% as a percent of net assets are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. A reconciliation of Level 3 investments is presented when the Fund

SEI Institutional International Trust / Annual Report / September 30, 2016	61

SCHEDULE OF INVESTMENTS

September 30, 2016

Emerging Markets Debt Fund (Concluded)

has significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2016, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

62	SEI Institutional International Trust / Annual Report / September 30, 2016

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2016

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Assets:
Investments, at value †	$ 2,780,803*	$ 1,581,676*	$ 500,696	$ 1,504,345*
Affiliated investments, at value ††	319,345	252,646	–	36,124
Cash	79,747	19,696	7,673	34,705
Cash pledged as collateral for forward foreign currency contracts, futures contracts and swap contracts	–	–	1,483	6,095
Foreign currency, at value †††	876	1,586	21	–
Receivable for fund shares sold	1,376	574	252	1,022
Receivable for investment securities sold	2,794	9,951	3,077	8,730
Dividends and interest receivable	5,495	2,029	3,678	21,534
Unrealized gain on forward foreign currency contracts	–	–	2,970	5,538
Unrealized gain on foreign spot currency contracts	1	18	737	4
Receivable from custodian	–	–	–	685
Due from broker	–	–	–	136
Swap contracts, at value ††††	–	–	–	814
Foreign tax reclaim receivable	5,934	96	–	–
Other receivable	–	361	–	–
Receivable for variation margin	70	–	181	108
Prepaid expenses	23	12	5	12
Total Assets	3,196,464	1,868,645	520,773	1,619,852
Liabilities:
Payable upon return on securities loaned	284,416	245,981	–	36,124
Payable for investment securities purchased	3,265	10,775	5,204	16,806
Payable for fund shares redeemed	2,747	2,816	555	1,803
Swap contracts, at value ††††	–	–	241	2,465
Payable to custodian	–	–	–	127
Foreign currency payable to custodian, at value †††	–	–	–	137
Payable for variation margin	267	–	123	114
Administration fees payable	1,065	591	188	570
Unrealized loss on foreign currency spot contracts	5	9	367	75
Unrealized loss on forward foreign currency contracts	–	–	3,765	6,228
Trustees fees payable	1	–	–	–
Chief compliance officer fees payable	3	2	1	2
Administrative servicing fees payable	4	–	–	–
Shareholder servicing fees payable	558	313	102	295
Investment advisory fees payable	1,018	1,253	68	664
Accrued expense payable	293	460	101	290
Accrued foreign capital gains tax on appreciated securities	–	1,267	–	–
Total Liabilities	293,642	263,467	10,715	65,700
Net Assets	$ 2,902,822	$ 1,605,178	$ 510,058	$ 1,554,152
† Cost of investments	$ 2,706,061	$ 1,531,267	$ 489,497	$ 1,503,969
†† Cost of affiliated investments	319,345	252,646	–	36,124
††† Cost of foreign currency	888	1,596	20	(273)
†††† Cost (Premiums paid (received))	–	–	207	(113)
* Includes market value of securities on loan	269,416	231,057	–	34,829

SEI Institutional International Trust / Annual Report / September 30, 2016	63

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (Concluded)

September 30, 2016

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$ 3,614,866	$ 1,717,609	$ 514,395	$ 1,625,843
Undistributed (distributions in excess of) net investment income (accumulated net investment loss)	35,332	5,897	(16,951)	(27,958)
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency contracts and swap contracts	(822,350)	(167,484)	2,924	(41,954)
Net unrealized appreciation on investments	74,742	50,409	11,199	376
Net unrealized appreciation (depreciation) on futures contracts	479	–	(64)	95
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(247)	14	(1,262)	(712)
Net unrealized depreciation on swap contracts	–	–	(183)	(1,538)
Accumulated foreign capital gains tax on appreciated securities	–	(1,267)	–	–
Net Assets	$ 2,902,822	$ 1,605,178	$ 510,058	$ 1,554,152
Net Asset Value, Offering and Redemption Price Per Share — Class A	$ 9.58	$ 10.09	$ 10.51	$ 10.08
	($2,729,762,106 ÷	($1,532,960,226 ÷	($497,156,668 ÷	($1,453,586,378 ÷
	285,093,839 shares)	152,003,932 shares)	47,292,738 shares)	144,167,180 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$ 9.55	N/A	N/A	N/A
	($4,341,001 ÷ 454,435 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$ 9.59	$ 10.11	$ 10.50	$ 10.12
	($168,719,025 ÷ 17,591,244 shares)	($72,217,619 ÷ 7,146,286 shares)	($12,901,333 ÷ 1,228,294 shares)	($100,565,451 ÷ 9,933,976 shares)

N/A – Not applicable. Share classes currently not offered.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64	SEI Institutional International Trust / Annual Report / September 30, 2016

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2016

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$78,416	$37,075	$–	$–
Dividends from affiliated investments(1)	152	19	–	–
Interest Income	489	161	10,188	97,007
Security lending income — net (1)(2)	2,391	1,303	–	168
Less: foreign taxes withheld	(7,194)	(4,089)	(32)	(1,183)
Total Investment Income	74,254	34,469	10,156	95,992
Expenses:
Investment advisory fees	14,236	15,380	1,501	12,214
Administration fees	12,686	6,596	2,252	6,466
Shareholder servicing fees — Class A	6,650	3,510	1,230	3,359
Shareholder servicing fees — Class I	12	–	–	–
Administrative servicing fees — Class I	12	–	–	–
Printing fees	556	280	96	284
Proxy fees	547	316	112	313
Custodian/wire agent fees	290	655	84	494
Professional fees	280	174	40	115
Registration fees	64	33	11	39
Trustees’ fees	41	22	7	21
Overdraft fees	22	15	8	12
Chief compliance officer fees	15	8	3	8
Other expenses	144	82	170	147
Total Expenses	35,555	27,071	5,514	23,472
Less:
Waiver of investment advisory fees	(111)	(1,400)	(304)	(3,817)
Fees paid indirectly	–	(6)	–	–
Net Expenses	35,444	25,665	5,210	19,655
Net Investment Income	38,810	8,804	4,946	76,337
Net Realized Gain (Loss) on:
Investments	(79,685)	(78,102)	7,415	5,256
Futures contracts	(10,073)	–	1,261	(1,249)
Swap contracts	–	–	(2,969)	(9,765)
Purchased and written options	–	–	(15)	–
Foreign currency transactions	(1,906)	(1,081)	(16,154)	(76,847)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	200,439	354,258	42,472	224,524
Futures contracts	2,335	–	(327)	351
Swap contracts	–	–	2,026	2,845
Foreign capital gains tax on appreciated securities	5	(1,097)	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	49	52	(3,295)	(948)
Net Increase in Net Assets Resulting from Operations	$149,974	$282,834	$35,360	$220,504
(1) See Note 5 in the Notes to Financial Statements for additional information.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2016	65

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	International Equity Fund(1)		Emerging Markets Equity Fund(1)
	2016	2015	2016	2015
Operations:
Net Investment income	$38,810	$29,907	$8,804	$11,695
Net realized gain (loss) on investments and futures contracts	(89,758)	69,794	(78,102)	(42,913)
Net realized loss on forward foreign currency contracts and foreign currency transactions	(1,906)	(1,670)	(1,081)	(1,467)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	202,774	(267,021)	354,258	(332,286)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	49	(103)	52	18
Net change in unrealized appreciation (depreciation) on foreign capital tax gains on appreciated securities	5	–	(1,097)	1,853
Net Increase (Decrease) in Net Assets Resulting from Operations	149,974	(169,093)	282,834	(363,100)
Dividends and Distributions to Shareholders:
Net investment income:
Class A	(27,578)	(52,424)	(10,995)	(18,640)
Class I	(54)	(85)	N/A	N/A
Class Y	(1,652)	–	(481)	–
Total Dividends and Distributions	(29,284)	(52,509)	(11,476)	(18,640)
Capital Share Transactions:
Class A:
Proceeds from shares issued	578,672	691,524	351,777	494,958
Reinvestment of dividends & distributions	25,415	48,485	10,181	17,391
Cost of shares redeemed	(553,805)	(634,524)	(427,796)	(753,872)
Net Increase (Decrease) from Class A Transactions	50,282	105,485	(65,838)	(241,523)
Class I:
Proceeds from shares issued	3,755	1,300	N/A	N/A
Reinvestment of dividends & distributions	23	53	N/A	N/A
Cost of shares redeemed	(4,492)	(1,323)	N/A	N/A
Net Increase (Decrease) from Class I Transactions	(714)	30	N/A	N/A
Class Y:
Proceeds from shares issued	59,717	154,735	31,024	57,875
Reinvestment of dividends & distributions	1,652	–	481	–
Cost of shares redeemed	(32,774)	(22,503)	(18,477)	(6,060)
Net Increase from Class Y Transactions	28,595	132,232	13,028	51,815
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	78,163	237,747	(52,810)	(189,708)
Net Increase (Decrease) in Net Assets	198,853	16,145	218,548	(571,448)
Net Assets:
Beginning of Year	2,703,969	2,687,824	1,386,630	1,958,078
End of Year	$2,902,822	$2,703,969	$1,605,178	$1,386,630
Undistributed Net Investment Income Included in Net Assets at End of Year	$35,332	$25,838	$5,897	$6,484
Capital Share Transactions:
Class A:
Shares issued	62,276	70,760	40,420	49,684
Reinvestment of distributions	2,678	5,082	1,181	1,729
Shares redeemed	(60,234)	(65,342)	(48,860)	(74,085)
Total Class A Transactions	4,720	10,500	(7,259)	(22,672)
Class I:
Shares issued	401	134	N/A	N/A
Reinvestment of distributions	2	5	N/A	N/A
Shares redeemed	(491)	(136)	N/A	N/A
Total Class I Transactions	(88)	3	N/A	N/A
Class Y:
Shares issued	6,756	16,463	3,926	5,824
Reinvestment of distributions	174	–	56	–
Shares redeemed	(3,548)	(2,254)	(2,044)	(616)
Total Class Y Transactions	3,382	14,209	1,938	5,208
Net Increase (Decrease) in Shares Outstanding from Share Transactions	8,014	24,712	(5,321)	(17,464)

(1) Class Y shares of the Fund commenced operations on December 31, 2014.

N/A – Not applicable. Share classes currently not offered.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

66	SEI Institutional International Trust / Annual Report / September 30, 2016

	International Fixed Income Fund(1)		Emerging Markets Debt Fund(2)
	2016	2015	2016	2015
Operations:
Net Investment Income	$4,946	$5,222	$76,337	$67,633
Net Realized Gain (Loss) on Investments, Futures Contracts and Swap Contracts	5,692	(403)	(5,758)	(29,296)
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	(16,154)	40,448	(76,847)	(56,413)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Contracts	44,171	(23,230)	227,720	(173,772)
Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(3,295)	(11,844)	(948)	(2,079)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,360	10,193	220,504	(193,927)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(27,071)	(38,714)	–	(25,714)
Class Y	(1)	–	–	(441)
Net Realized Gains:
Class A	(812)	–	–	(1,398)
Class Y	–	–	–	–
Total Dividends and Distributions	(27,884)	(38,714)	–	(27,553)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	102,110	116,276	381,535	466,451
Reinvestment of Dividends & Distributions	25,432	34,693	–	24,076
Cost of Shares Redeemed	(133,070)	(150,275)	(360,386)	(395,413)
Net Increase (Decrease) from Class A Transactions	(5,528)	694	21,149	95,114
Class Y:
Proceeds from Shares Issued	17,670	–	29,615	94,421
Reinvestment of Dividends & Distributions	–	–	–	441
Cost of Shares Redeemed	(5,517)	–	(23,066)	(8,277)
Net Increase from Class Y Transactions	12,153	–	6,549	86,585
Net Increase in Net Assets derived from Capital Share Transactions	6,625	694	27,698	181,699
Net Increase (Decrease) in Net Assets	14,101	(27,827)	248,202	(39,781)
Net Assets:
Beginning of Year	495,957	523,784	1,305,950	1,345,731
End of Year	$510,058	$495,957	$1,554,152	$1,305,950
Undistributed (Distributions in Excess of) Net Investment Income (Accumulated Net Investment Loss) Included in Net Assets at End of Year	$(16,951)	$19,687	$(27,958)	$(26,663)
Capital Share Transactions:
Class A:
Shares Issued	9,984	10,971	41,702	48,643
Reinvestment of Distributions	2,578	3,346	–	2,455
Shares Redeemed	(13,033)	(14,238)	(39,212)	(41,303)
Total Class A Transactions	(471)	79	2,490	9,795
Class Y:
Shares Issued	1,784	–	3,391	9,882
Reinvestment of Distributions	–	–	–	47
Shares Redeemed	(556)	–	(2,494)	(892)
Total Class Y Transactions	1,228	–	897	9,037
Net Increase in Shares Outstanding from Share Transactions	757	79	3,387	18,832

(1) Class Y shares of the Fund commenced operations on October 30, 2015.

(2) Class Y shares of the Fund commenced operations on December 31, 2014.

N/A – Not applicable. Share classes currently not offered.

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2016	67

FINANCIAL HIGHLIGHTS

For the years or period ended September 30

For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Begin- ning of Period	Net Invest- ment Income(1)	Net Realized and Unrea- lized Gains (Losses) on Invest- ments(1)	Total from Operations	Dividends from Net Invest- ment Income	Distri- butions from Net Realized Gains	Total Dividends and Distri- butions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**	Ratio of Net Invest- ment Income to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund

Class A

2016	$9.16	$0.13	$0.39	$0.52	$(0.10)	$ –	$(0.10)	$9.58	5.63%	$2,729,762	1.27%(2)(3)	1.27%(2)(3)	1.28%(2)(3)	1.36%	45%
2015	9.94	0.10	(0.69)	(0.59)	(0.19)	–	(0.19)	9.16	(5.98)	2,568,634	1.24(2)	1.24(2)	1.24(2)	1.04	68
2014	9.71	0.18	0.18	0.36	(0.13)	–	(0.13)	9.94	3.66	2,682,482	1.24(2)	1.24(2)	1.24(2)	1.78	60
2013	8.19	0.13	1.53	1.66	(0.14)	–	(0.14)	9.71	20.47	2,350,201	1.25(2)	1.25(2)	1.25(2)	1.50	47
2012	7.29	0.14	0.92	1.06	(0.16)	–	(0.16)	8.19	14.76	1,842,851	1.26(2)	1.26(2)	1.26(2)	1.75	56

Class I

2016	$9.15	$0.10	$0.38	$0.48	$(0.08)	$ –	$(0.08)	$9.55	5.27%	$4,341	1.52%(3)(4)	1.52%(3)(4)	1.52%(3)(4)	1.09%	45%
2015	9.92	0.08	(0.69)	(0.61)	(0.16)	–	(0.16)	9.15	(6.18)	4,956	1.49(4)	1.49(4)	1.49(4)	0.76	68
2014	9.70	0.15	0.17	0.32	(0.10)	–	(0.10)	9.92	3.33	5,342	1.49(4)	1.49(4)	1.49(4)	1.48	60
2013	8.18	0.11	1.52	1.63	(0.11)	–	(0.11)	9.70	20.19	5,953	1.50(4)	1.50(4)	1.50(4)	1.21	47
2012	7.28	0.12	0.91	1.03	(0.13)	–	(0.13)	8.18	14.37	5,271	1.51(4)	1.51(4)	1.51(4)	1.48	56

Class Y

2016	$9.18	$0.16	$0.37	$0.53	$(0.12)	$ –	$(0.12)	$9.59	5.77%	$168,719	1.02%(3)(5)	1.02%(3)(5)	1.03%(3)(5)	1.70%	45%
2015(6)	9.39	0.13	(0.34)	(0.21)	–	–	–	9.18	(2.24)	130,379	1.00(5)	1.00(5)	1.00(5)	1.72	68

Emerging Markets Equity Fund

Class A

2016	$8.43	$0.05	$1.68	$1.73	$(0.07)	$ –	$(0.07)	$10.09	20.66%	$1,532,960	1.76%(3)(7)	1.76%(3)(7)	1.86%(3)(8)	0.59%	79%
2015	10.76	0.07	(2.29)	(2.22)	(0.11)	–	(0.11)	8.43	(20.78)	1,342,618	1.72(7)	1.72(7)	1.82(8)	0.67	67
2014	10.53	0.06	0.22	0.28	(0.05)	–	(0.05)	10.76	2.68	1,958,078	1.96(7)	1.96(7)	2.02(8)	0.58	59
2013	10.25	0.06	0.28	0.34	(0.06)	–	(0.06)	10.53	3.29	1,413,683	1.96(7)	1.96(7)	2.04(8)	0.52	78
2012	9.00	0.05	1.23	1.28	(0.03)	–	(0.03)	10.25	14.21	899,730	1.97(7)	1.97(7)	2.07(8)	0.49	93

Class Y

2016	$8.45	$0.09	$1.66	$1.75	$(0.09)	$ –	$(0.09)	$10.11	20.95%	$72,218	1.52%(3)(9)	1.52%(3)(9)	1.62%(3)(10)	0.96%	79%
2015(6)	10.08	0.10	(1.73)	(1.63)	–	–	–	8.45	(16.17)	44,012	1.47(9)	1.47(9)	1.57(10)	1.33	67

International Fixed Income Fund

Class A

2016	$10.38	$0.10	$0.62	$0.72	$(0.57)	$(0.02)	$(0.59)	$10.51	7.32%	$497,157	1.05%(3)(11)	1.05%(3)(11)	1.11%(3)(12)	0.98%	106%
2015	10.98	0.11	0.11	0.22	(0.82)	–	(0.82)	10.38	2.02	495,957	1.02(11)	1.02(11)	1.07(12)	1.00	78
2014	10.42	0.14	0.48	0.62	(0.06)	–	(0.06)	10.98	5.96	523,784	1.02(11)	1.02(11)	1.20(12)	1.32	104
2013	10.82	0.14	(0.06)	0.08	(0.48)(13)	–	(0.48)	10.42	0.77	473,382	1.02(11)	1.02(11)	1.20(12)	1.37	86
2012	10.44	0.17	0.48	0.65	(0.27)	–	(0.27)	10.82	6.34	491,793	1.02(11)	1.02(11)	1.21(12)	1.60	103

Class Y

2016(14)	$10.45	$0.12	$0.55	$0.67	$(0.60)	$(0.02)	$(0.62)	$10.50	6.79%	$12,901	0.80%(3)(15)	0.80%(3)(15)	0.87%(3)(16)	1.23%	106%

Emerging Markets Debt Fund

Class A

2016	$8.66	$0.49	$0.93	$1.42	$ –	$ –	$ –	$10.08	16.40%	$1,453,586	1.39%(3)(17)	1.39%(3)(17)	1.65%(3)(18)	5.30%	86%
2015	10.20	0.47	(1.81)	(1.34)	(0.19)	(0.01)	(0.20)	8.66	(13.35)	1,227,567	1.36(17)	1.36(17)	1.61(18)	4.91	71
2014	10.38	0.49	(0.29)	0.20	(0.31)	(0.07)	(0.38)	10.20	1.90	1,345,731	1.36(17)	1.36(17)	1.80(18)	4.73	92
2013	12.07	0.47	(1.02)	(0.55)	(0.68)	(0.46)	(1.14)	10.38	(5.19)	1,182,296	1.36(17)	1.36(17)	1.81(18)	4.20	90
2012	10.81	0.55	1.36	1.91	(0.63)	(0.02)	(0.65)	12.07	18.48	1,165,102	1.36(17)	1.36(17)	1.80(18)	4.85	102

Class Y

2016	$8.67	$0.52	$0.93	$1.45	$ –	$ –	$ –	$10.12	16.72%	$100,566	1.14%(3)(19)	1.14%(3)(19)	1.40%(3)(20)	5.55%	86%
2015(6)	9.63	0.37	(1.28)	(0.91)	(0.05)	–	(0.05)	8.67	(9.48)	78,383	1.11(19)	1.11(19)	1.36(20)	5.24	71

†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements
**	See Note 5 in Notes to Financial Statements.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.27%, 1.24%, 1.24%, 1.25% and 1.26% for 2016, 2015, 2014, 2013 and 2012.
(3)	The expense ratio includes proxy expenses outside the cap.
(4)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.52%, 1.49%, 1.49%, 1.50% and 1.51% for 2016, 2015, 2014, 2013 and 2012.
(5)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.02% and 0.99% for 2016 and 2015.
(6)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.
(7)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.76%, 1.71%, 1.96%, 1.96% and 1.96% for 2016, 2015, 2014, 2013 and 2012.
(8)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.86%, 1.81%, 2.02%, 2.04% and 2.06% for 2016, 2015, 2014, 2013 and 2012.

68	SEI Institutional International Trust / Annual Report / September 30, 2016

(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.52% and 1.46% for 2016 and 2015.
(10)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.62% and 1.46% for 2016 and 2015.
(11)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.05%, 1.02%, 1.02%, 1.02% and 1.02% for 2016, 2015, 2014, 2013 and 2012.
(12)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.11%, 1.07%, 1.20%, 1.20% and 1.20% for 2016, 2015, 2014, 2013 and 2012.
(13)	Includes a return of capital of $0.09 per share.
(14)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.
(15)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.80% for 2016.
(16)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.87% for 2016.
(17)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.39%, 1.36%, 1.36%, 1.36% and 1.36% for 2016, 2015, 2014, 2013 and 2012.
(18)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.65%, 1.61%, 1.80%, 1.81% and 1.80% for 2016, 2015, 2014, 2013 and 2012.
(19)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.14% and 1.11% for 2016 and 2015.
(20)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.40% and 1.36% for 2016 and 2015.
Amounts	designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional International Trust / Annual Report / September 30, 2016	69

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. The Trust’s prospectuses provide a description of each Fund’s investment goal, principal strategies and risks. The Trust is registered to offer Class A and Class Y shares of each of the Funds and Class I shares of the International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which

70	SEI Insititution International Trust / Annual Report / September 30, 2016

is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are

SEI Insititution International Trust / Annual Report / September 30, 2016	71

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2016, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes —Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components

72	SEI Insititution International Trust / Annual Report / September 30, 2016

are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2016, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2016, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/ swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2016, if applicable.

SEI Insititution International Trust / Annual Report / September 30, 2016	73

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2016, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not

74	SEI Insititution International Trust / Annual Report / September 30, 2016

participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”)— Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment

SEI Insititution International Trust / Annual Report / September 30, 2016	75

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of September 30, 2016, the International Fixed Income Fund and the Emerging Markets Debt Fund are the sellers (“providing protection”) on a total notional amount of $2.1 million and $1.2 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Funds are providing protection at balance sheet date are summarized as follows:

International Fixed Income Fund
Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ –	$ –	$ (241,118)	$ –	$ (241,118)

Maximum potential amount of future payments	–	–	2,110,000	–	2,110,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	–	–	–	–	–
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	–	–	–	–	–

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$ –	$ –	$ –	$ –	$–	$–
>101	–	–	–	–	2,110,000	2,110,000
Total	$ –	$ –	$ –	$ –	$2,110,000	$2,110,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

76	SEI Insititution International Trust / Annual Report / September 30, 2016

Emerging Markets Debt Fund
Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ –	$ (123,393)	$ –	$ –	$ (123,393)

Maximum potential amount of future payments	–	1,200,000	–	–	1,200,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	–	–	–	–	–
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	–	–	–	–	–

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)
0-100	$ —	$ —	$ —	$—	$ —	$—
>101	—	—	—	1,200,000	—	1,200,000
Total	$ —	$ —	$ —	$1,200,000	$ —	$1,200,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE CONTRACTS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of year end was as follows:

	Asset Derivatives		Liability Derivatives
	Year ended September 30, 2016 ($ Thousands)		Year ended September 30, 2016 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$151*	Net Assets – Unrealized depreciation on futures contracts	$215*
	Net Assets — Unrealized appreciation on swap contracts	–†	Net Assets – Unrealized depreciation on swap contracts	149†
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	–†	Net Assets – Unrealized depreciation on swap contracts	34†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,970	Unrealized loss on forward foreign currency contracts	3,765
Total derivatives not accounted for as hedging instruments		$3,121		$4,163

SEI Institutional International Trust / Annual Report / September 30, 2016	77

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

	Asset Derivatives		Liability Derivatives
	Year ended September 30, 2016 ($ Thousands)		Year ended September 30, 2016 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$258*	Net Assets — Unrealized depreciation on futures contracts	$163*
	Net Assets — Unrealized appreciation on swap contracts	617†	Net Assets — Unrealized depreciation on swap contracts	2,342†
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	10†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	5,538	Unrealized loss on forward foreign currency contracts	6,228
	Net Assets — Unrealized appreciation on swap contracts	197†	Net Assets — Unrealized depreciation on swap contracts	—†
Total derivatives not accounted for as hedging instruments		$6,610		$8,743

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2016.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund
Interest rate contracts	$—	$1,261	$—	$(3,019)	$(1,758)
Foreign exchange contracts	(15)	—	(7,860)	—	(7,875)
Credit contracts	—	—	—	50	50
Total	$(15)	$1,261	$(7,860)	$(2,969)	$(9,583)

Derivatives Not Accounted for as Hedging Instruments		Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts		$(1,249)	$—	$(608)	$(1,857)
Foreign exchange contracts		—	(14,914)	(8,898)	(23,812)
Credit contracts		—	—	(259)	(259)
Total		$(1,249)	$(14,914)	$(9,765)	$(25,928)
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments		Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund
Interest rate contracts		$(327)	$—	$1,960	$1,633
Foreign exchange contracts		—	(4,110)	—	(4,110)
Credit contracts		—	—	66	66
Total		$(327)	$(4,110)	$2,026	$(2,411)

78	SEI Insititution International Trust / Annual Report / September 30, 2016

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$351	$—	$1,901	$2,252
Foreign exchange contracts	—	(1,438)	954	(484)
Credit contracts	—	—	(10)	(10)
Total	$351	$(1,438)	$2,845	$1,758

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2016, ($ Thousands):

	Financial Derivatives Assets			Financial Derivatives Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
International Equity Fund	$70	$—	$70	$267	$–	$267
International Fixed Income Fund	171	10	181	123	–	123
Emerging Markets Debt Fund	108	—	108	114	–	114

Securities with an aggregate market value of $3,040 ($ Thousands) have been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2016 for the International Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2016 amounted to $3,569 ($ Thousands) for the International Fixed Income Fund.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial

SEI Insititution International Trust / Annual Report / September 30, 2016	79

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2016 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures*
Bank of America	$483	$–	$483	$5	$–	$5	$478	$–	$478
Bank of Montreal	300	–	300	176	–	176	124	–	124
Barclays PLC	27	–	27	140	–	140	(113)	–	(113)
BNP Paribas	5	–	5	26	–	26	(21)	–	(21)
Brown Brothers Harriman	84	–	84	552	–	552	(468)	–	(468)
Citigroup	1,003	–	1,003	108	–	108	895	–	895
Commonwealth Bank Of Australia	3	–	3	–	–	–	3	–	3
Credit Suisse	–	–	–	–	28	28	(28)	–	(28)
Credit Suisse First Boston	39	–	39	60	–	60	(21)	–	(21)
Deutsche Bank	–	–	–	15	6	21	(21)	–	(21)
Goldman Sachs	486	–	486	273	–	273	213	–	213
HSBC	37	–	37	123	–	123	(86)	–	(86)
ITG	36	–	36	893	–	893	(857)	–	(857)
JPMorgan Chase Bank	37	–	37	35	–	35	2	–	2
Merrill Lynch	2	–	2	1	–	1	1	–	1
Morgan Stanley	63	–	63	32	–	32	31	–	31
National Australia Capital Markets	–	–	–	498	–	498	(498)	–	(498)
National Bank of Australia	154	–	154	771	–	771	(617)	–	(617)
RBC	127	–	127	18	–	18	109	–	109
Royal Bank of Scotland	1	–	1	3	–	3	(2)	–	(2)
SG Cowen	5	–	5	2	–	2	3	–	3
Standard Chartered	35	–	35	5	–	5	30	–	30
State Street	2	–	2	20	–	20	(18)	–	(18)
TD Securities	–	–	–	2	–	2	(2)	–	(2)
UBS Securities	2	–	2	2	–	2	–	–	–
USAllianz	35	–	35	–	–	–	35	–	35
Wells Fargo	–	–	–	1	–	1	(1)	–	(1)
WestPac Banking	4	–	4	4	–	4	–	–	–
Total	$2,970	$–	$2,970	$3,765	$34	$3,799

80	SEI Insititution International Trust / Annual Report / September 30, 2016

	Financial Derivative Assets			Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged		Net Exposures(1)
Barclays PLC	$33	$–	$33	$136	$–	$136	$(103)	$–		$(103)
Citibank	641	–	641	–	–	–	641	–		641
Citigroup	2,371	–	2,371	1,911	–	1,911	460	–		460
Goldman Sachs	1,440	581	2,021	1,621	1,321	2,942	(921)	690		(231)
HSBC	13	–	13	59	–	59	(46)	–		(46)
JPMorgan Chase Bank	687	233	920	2,217	1,031	3,248	(2,328)	2,328	(2)	–
Standard Bank	353	–	353	284	–	284	69	–		69
Total	$5,538	$814	$6,352	$6,228	$2,352	$8,580

(1)	Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

(2)	Excess collateral pledged is not shown for financial reporting purposes.

No securities have been pledged or have been received as collateral for OTC financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2016.

Written options transactions entered into during the year ended September 30, 2016 are summarized as follows:

International Fixed Income Fund	Number of Contracts	Premium ($ Thousands)
Balance at the beginning of year	—	$—
Written	22,788,000	158
Expired	(19,159,000)	(99)
Closing buys	(3,629,000)	(59)
Balance at the end of year	—	$—

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (“SIDCo.”) is the distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class A and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The International Equity Fund has also adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class A and Class I Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

SEI Insititution International Trust / Annual Report / September 30, 2016	81

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the contractual and voluntary expense limitation for each Fund will be as follows:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitations
International Equity Fund
Class A	0.505%	0.45%	0.25%	–	1.24%
Class I	0.505%	0.45%	0.25%	0.25%	1.49%
Class Y	0.505%	0.45%	–	–	1.00%
Emerging Markets Equity Fund*
Class A	1.05%	0.45%	0.25%	–	N/A
Class Y	1.05%	0.45%	–	–	N/A
International Fixed Income Fund
Class A	0.30%	0.45%	0.25%	–	1.02%
Class Y	0.30%	0.45%	–	–	0.77%
Emerging Markets Debt Fund
Class A	0.85%	0.45%	0.25%	–	1.36%
Class Y	0.85%	0.45%	–	–	1.11%

*	Renewed as of January 31, 2016, SIMC has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2017 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

N/A — Not applicable

Investment Sub-Advisory Agreements — As of September 30, 2016, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

International Equity Fund

Acadian Asset Management LLC

Blackcrane Capital, LLC

Causeway Capital Management LLC

Henderson Global Investors (North America) Inc.

INTECH Investment Management LLC

Neuberger Berman Investment Advisers LLC

NWQ Investment Management Company, LLC

WCM Investment Management

Emerging Markets Equity Fund

Delaware Investment Fund Advisers, a series of

Delaware Management Business Trust

J O Hambro Capital Management Limited

Kleinwort Benson Investors International Ltd.

Lazard Asset Management LLC

Neuberger Berman Investment Advisers LLC

PanAgora Asset Management, Inc.

RWC Asset Advisors (US) LLC

International Fixed Income Fund

AllianceBernstein L.P.

FIL Investment Advisors

Wellington Management Company, LLP

Emerging Markets Debt Fund

Investec Asset Management Ltd.

Neuberger Berman Fixed Investment Advisers LLC

Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each

sub-adviser receives an annual fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions. There were no such commissions for the year ended September 30, 2016.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2016 can be found on the Statement of Operations and Financial Highlights, if applicable.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions (the SEI Daily Income Trust Prime Obligation Fund was closed on July 22, 2016). Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund, L.P., also an affiliated fund.

82	SEI Insititution International Trust / Annual Report / September 30, 2016

The following is summary of the transactions with affiliates for the year ended September 30, 2016 ($ Thousands):

International Equity Fund

Security Description	Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Value 9/30/2016	Dividend Income

SEI Liquidity Fund, L.P.	$ 233,929	$1,341,953	$(1,291,466)	$ 284,416	$ 2,391
SEI Daily Income Trust, Prime Obligation Fund, Class A	91,924	161,865	(253,789)	–	132
SEI Daily Income Trust, Government Fund, Class A	–	78,819	(43,890)	34,929	20

Totals	$325,853	$1,582,637	$(1,589,145)	$319,345	$ 2,543

Emerging Markets Equity Fund

Security Description	Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Value 9/30/2016	Dividend Income

SEI Liquidity Fund, L.P.	$135,645	$844,490	$(734,154)	$245,981	$1,303
SEI Daily Income Trust, Prime Obligation Fund, Class A	12,203	186,265	(198,468)	–	15
SEI Daily Income Trust, Government Fund, Class A	–	40,933	(34,268)	6,665	4

Totals	$147,848	$1,071,688	$(966,890)	$252,646	$1,322

Emerging Markets Debt Fund

Security Description	Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Value 9/30/2016	Dividend Income

SEI Liquidity Fund, L.P.	$20,810	$207,275	$(191,961)	$36,124	$168

Payment to Affiliates—Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

Interfund Lending—The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended September 30, 2016, the Trust had not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2016, were as follows:

	International Equity Fund ($ Thousands)	Emerging Markets Equity Fund ($ Thousands)	International Fixed Income Fund ($ Thousands)	Emerging Markets Debt Fund ($ Thousands)

Purchases
U.S. Government	$–	$–	$80,216	$209,232
Other	1,325,332	1,132,223(1)	418,203	961,056
Sales
U.S. Government	–	–	50,254	90,096
Other	1,184,199	1,170,208(1)	438,796	1,022,935

(1) includes 17a-7 related party transactions of $5,462 ($ Thousands)

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

SEI Insititution International Trust / Annual Report / September 30, 2016	83

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2016

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, distribution reclassification, REIT income reclassification and foreign currency transactions have been reclassified to/from the following accounts as of September 30, 2016:

	Paid-in- Capital ($ Thousands)	Accumulated Realized Gain/(Loss) ($Thousands)	Undistributed Net Investment Income ($ Thousands)
International Equity Fund	$ –	$ 32	$ (32)
Emerging Markets Equity Fund	–	(2,085)	2,085
International Fixed Income Fund	–	14,512	(14,512)
Emerging Markets Debt Fund	–	77,632	(77,632)

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
International Equity Fund	2016	$ 29,284	$ –	$ 29,284
	2015	52,509	–	52,509
Emerging Markets Equity Fund	2016	11,476	–	11,476
	2015	18,640	–	18,640
International Fixed Income Fund	2016	27,843	41	27,884
	2015	38,714	–	38,714
Emerging Markets Debt Fund	2016	–	–	–
	2015	27,003	550	27,553

As of September 30, 2016, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Accumulated Losses ($ Thousands)
International Equity Fund	$38,542	$–	$(801,314)	$–	$–	$51,148	$(420)	$(712,044)
Emerging Markets Equity Fund	12,421	–	(137,671)	–	–	12,821	(2)	(112,431)
International Fixed Income Fund	2,957	–	–	–	(3,557)	9,542	(13,279)	(4,337)
Emerging Markets Debt Fund	7,701	–	(37,895)	–	–	(5,964)	(35,533)	(71,691)

Post-October losses represent losses realized on investment transactions from November 1, 2015 through September 30, 2016 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Total Capital Loss Carryforward 9/30/16 ($ Thousands)
International Equity Fund	$19,275	$690,357	$709,632
Emerging Markets Equity Fund	–	10,206	10,206

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either

84	SEI Insititution International Trust / Annual Report / September 30, 2016

short-term or long-term capital losses rather than being considered all short-term as under previous law.

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 9/30/2016* ($Thousands)

International Equity Fund	$61,715	$29,967	$91,682
Emerging Markets Equity Fund	34,589	92,876	127,465
Emerging Markets Debt Fund	10,382	27,513	37,895

* This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at September 30, 2016, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2016, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
International Equity Fund	$3,049,232	$283,168	$(232,252)	$50,916
Emerging Markets Equity Fund	1,820,248	185,276	(171,202)	14,074
International Fixed Income Fund	489,645	21,700	(10,649)	11,051
Emerging Markets Debt Fund	1,544,278	75,574	(79,383)	(3,809)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the

SEI Insititution International Trust / Annual Report / September 30, 2016	85

NOTES TO FINANCIAL STATEMENTS (Concluded)

September 30, 2016

underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2016 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
International Equity Fund	$269,416	$269,416	$–
Emerging Markets Equity Fund	231,057	231,057	–
Emerging Markets Debt Fund	34,829	34,829	–

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

10.	CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2016, SPTC held of record the following:

Fund	Class A	Class I	Class Y
International Equity Fund	97.22%	47.00%	19.59%
Emerging Markets Equity Fund	91.05%	–	39.07%
International Fixed Income Fund	96.86%	–	100.00%
Emerging Markets Debt Fund	97.41%	–	20.83%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2016.

86	SEI Insititution International Trust / Annual Report / September 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

SEI Institutional International Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Institutional International Trust, comprised of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and the Emerging Markets Debt Fund (collectively, the “Funds”), as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the SEI Institutional International Trust as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 28, 2016

SEI Institutional International Trust / Annual Report / September 30, 2016	87

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2016.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	100

Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	100

Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997—December 2011.	100

Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

88	SEI Institutional International Trust / Annual Report / September 30, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002—March 2008.	100	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000—2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997—1999.	100	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Private Investor since 1994.	100	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003—December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998— August 2003.	100	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012—present. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007—2009, and member of the Executive Committee, 2003—2011; currently emeritus trustee. Member of the advisory board of the Georgia Tech Ivan Allen School of Liberal Arts and the Sam Nunn School of International Affairs, 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006—2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006—2015. Partner Ernst & Young LLP from 1997—2015. Prudential, 1983—1997. Retirement Investment Committee-Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	100	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 —October 2014).	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional International Trust / Annual Report / September 30, 2016	89

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004—July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Heath, LLP (law firm), May 2005 —October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 to present. Global Funds Services, March 2005 to June 2006.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011—March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007—April 2011.	N/A	N/A

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

90	SEI Institutional International Trust / Annual Report / September 30, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2016

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,037.90	1.26%	$6.44
Class I	1,000.00	1,035.80	1.51	7.71
Class Y	1,000.00	1,039.00	1.01	5.16
Hypothetical 5% Return
Class A	$1,000.00	$1,018.75	1.26%	$6.38
Class I	1,000.00	1,017.50	1.51	7.64
Class Y	1,000.00	1,020.00	1.01	5.11
Emerging Markets Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,127.40	1.75%	$9.33
Class Y	1,000.00	1,128.30	1.50	8.00
Hypothetical 5% Return
Class A	$1,000.00	$1,016.29	1.75%	$8.85
Class Y	1,000.00	1,017.55	1.50	7.59

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period *
International Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,034.40	1.03%	$5.25
Class Y	1,000.00	1,035.50	0.78	3.98
Hypothetical 5% Return
Class A	$1,000.00	$1,019.90	1.03%	$5.22
Class Y	1,000.00	1,021.16	0.78	3.95
Emerging Markets Debt Fund
Actual Fund Return
Class A	$1,000.00	$1,073.50	1.37%	$7.12
Class Y	1,000.00	1,075.50	1.12	5.83
Hypothetical 5% Return
Class A	$1,000.00	$1,018.20	1.37%	$6.93
Class Y	1,000.00	1,019.45	1.12	5.67

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2016	91

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indices.

At the March 28-30, 2016 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 7-9, 2015, June 20-22, 2016 and September 13-14, 2016. In each case, the Board’s approval (or renewal) was based on its consideration

92	SEI Institutional International Trust / Annual Report / September 30, 2016

and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund and its voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Institutional International Trust / Annual Report / September 30, 2016	93

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

94	SEI Institutional International Trust / Annual Report / September 30, 2016

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of Shareholders of the SEI Institutional International Trust (the “Trust”) was held on March 14, 2016 for the purpose of considering the proposal to elect, as a slate of nominees, each of the current Trustees and one new Trustee to the Board of Trustees of the Trust. The proposal was approved with the following voting results:

Trustee	Shares Voted
Robert A. Nesher
For	323,177,985.998
Withheld	11,044,927.645
William M. Doran
For	323,024,942.163
Withheld	11,197,971.480
George J. Sullivan, JR.
For	323,096,139.758
Withheld	11,126,773.885
Nina Lesavoy
For	323,262,205.837
Withheld	10,960,707.806
James M. Williams
For	323,146,095.237
Withheld	11,076,818.406
Mitchell A. Johnson
For	323,108,533.129
Withheld	11,114,380.514
Hubert L. Harris, JR.
For	323,070,850.003
Withheld	11,152,063.640
Susan C. Cote
For	323,245,529.226
Withheld	10,977,384.417

A Special Meeting of Shareholders of the SEI Institutional International Trust (the “Trust”) was held on March 14, 2016 for the purpose of considering the proposal to amend the Agreement and Declaration of Trust for the Trust to reduce the shareholder quorum requirement from a majority to one-third (33 – 1/3%). The proposal was not approved. The voting results were as follows:

Shares Voted
For	289,620,063.037
Against	25,993,139.004
Abstain	12,007,918.012
Broker Non-Vote	6,601,793.590

SEI Institutional International Trust / Annual Report / September 30, 2016	95

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a September 30, 2016, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2016, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2016, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
International Fixed Income Fund	0.00%	0.15%	99.85%	100.00%	0.00%	0.00%	0.05%	0.00%	100.00%
Emerging Markets Debt Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2016, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$79,514,158	$3,062,351
Emerging Markets Equity	37,530,457	3,709,941

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

96	SEI Institutional International Trust / Annual Report / September 30, 2016

SEI INSTITUTIONAL INTERNATIONAL TRUST ANNUAL REPORT SEPTEMBER 30, 2016

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Susan Cote

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained

herein are submitted for the general information of the

shareholders of the Trust and must be preceded or

accompanied by a current prospectus. Shares of the

Funds are not deposits or obligations of, or guaranteed

or endorsed by, any bank. The shares are not federally

insured by the Federal Deposit Insurance Corporation

(FDIC), the Federal Reserve Board, or any other

government agency. Investment in the shares involves

risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-018 (9/16)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2016 and 2015 as follows:

		Fiscal 2016			Fiscal 2015
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$198,500	$0	N/A	$200,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$325,515	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2016	Fiscal 2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2016 and 2015 were $325,515 and $240,350, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with

Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2016

By:	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: December 8, 2016